UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08257

GE INSTITUTIONAL FUNDS

(Exact name of registrant as specified in charter)

1600, SUMMER STREET, STAMFORD, CONNECTICUT, 06905

(Address of principal executive offices) (Zip code)

GE ASSET MANAGEMENT, 1600, SUMMER STREET, STAMFORD, CONNECTICUT, 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 09/30

Date of reporting period: 03/31/12

ITEM 1. REPORTS TO STOCKHOLDERS

GE Institutional Funds

Letter from the President

Michael J. Cosgrove Chairman, GE Institutional Funds

Dear Shareholder:

Attached is the semi-annual report for the GE Institutional Funds for the six-month period ended March 31, 2012. The report contains information about the performance of each GE Institutional Fund and other fund data, along with portfolio manager commentary. Below is an overview of the market developments that contributed to investment performance during the six-month period, along with our investment outlook for the coming months.

Market Overview

Global equity markets rebounded over the six-month period ended March 31, 2012, amid an easing of the sovereign debt crisis in Europe and better-than-expected economic data in the United States. Europe dominated the headlines as policymakers took decisive action to avert the risk of widespread sovereign debt defaults. Additionally, Greece secured a second bail-out agreement in March, which helped to calm financial markets. Encouraging U.S. economic data led U.S. equity markets to outperform non-U.S. regions during the six-month period. In particular, the U.S. labor market appeared to be slowly gaining strength. The unemployment rate fell from 8.5% in December 2011 to 8.2% in March 2012 and weekly initial jobless claims trended lower. Gross domestic product (GDP) data showed that GDP grew at a 3.0% rate in the fourth quarter of 2011, which was a significant increase from the third quarter 2011 rate of 1.8%. The Federal Reserve indicated that it would maintain its very accommodative monetary policy, announcing in March that it expected to keep interest rates at the current very low levels through at least late 2014.

Against this backdrop, financial markets posted mainly positive results for the six- and 12-month periods ended March 31, 2012, as represented by the index returns in the below chart.

Total Returns (%) as of March 31, 2012	6-month	12-month
U.S. equities (S&P 500 Index)	25.9	8.5
Global equities (MSCI World Index)	20.0	0.6
International equities (MSCI EAFE Index)	14.6	(5.8)
Small-cap U.S. equities (Russell 2000 Index)	29.8	(0.2)
Mid-cap U.S. equities (Russell Mid Cap Index)	26.8	3.3
U.S. fixed income (Barclays U.S. Aggregate Bond Index)	1.4	7.7
U.S. short-term government fixed income (Barclays 1-3 Year U.S. Government Bond Index)	0.2	1.5

Outlook

We believe that three key items — oil, Europe and U.S. housing — are likely to drive the markets over the near term. Rising oil prices are a threat to the consumer and the S&P 500 Index has typically been negatively correlated with oil prices. Euro-area troubles have receded somewhat, but remain very much a threat. Notable concerns in Europe include political implementation risks, the impact of austerity measures, a potential European recession, and a bank capital credit crunch. Improvements in the U.S. housing market are being helped by low interest rates which are aiding affordability. Existing home sales have risen and homebuilding sentiment has been increasing. However, foreclosure overhang persists and home prices have continued to fall.

We believe that the fundamentals of many companies remain strong and valuations are attractive, which support our current bias for equities over fixed income. We see limited room for further price appreciation in fixed income securities during 2012, but are cognizant that investors may continue to direct funds toward fixed income given the volatility of the equity markets. As you navigate today’s uncertain market environment, we encourage you to review your investment goals with your financial professional and to make portfolio changes as needed. We thank you for entrusting GE Institutional Funds with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Michael J. Cosgrove

Chairman, GE Institutional Funds

April 2012

Mike Cosgrove is President of Mutual Funds and Global Investment Programs at GE Asset Management (GEAM). Under Global Investments he is responsible for providing investment advice to all our affiliates worldwide on their pension and defined contribution assets. In addition to the GE Institutional Funds, he is also Chairman of the Board and President of GE Investments Funds, Inc. and President of GEAM’s broker-dealer and a Trustee of both the GE U.S. Pension Trust and GE’s U.S. employee defined contribution plan (Savings & Security Program). Mr. Cosgrove serves as a Trustee of Fordham University, Treasurer of GE Foundation, and Treasurer and a Director of the Skin Cancer Foundation. He also serves on the Board of Governors for the Investment Company Institute. Mr. Cosgrove has held several positions within GEAM. Prior to his current position, he most recently served as President and CEO – Mutual Funds and Intermediary Business. In previous GEAM roles, he served as President – Institutional Sales and Marketing and Chief Financial Officer, and was also Deputy Treasurer of GE Company. After completing the GE Financial Management Program, he held a number of managerial positions in finance and sales in the International Operation, including serving as Vice President and Treasurer and later as the Vice President – Countertrade and Barter for the GE Trading Company. He graduated from Fordham University in 1970 with a BS degree in Economics and received his MBA degree from St. John’s University in 1973.

This does not constitute a part of the Funds’ Shareholder Report

GE Institutional Funds

Semi-Annual Report

March 31, 2012

GE Institutional Funds

This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus and/or summary prospectus.

Notes to Performance	March 31, 2012 (unaudited)

The information provided on the following performance pages relates to the GE Institutional Funds (the “Funds”, and individually, the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S.-domiciled companies.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI® EAFE®) is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors.

The Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI® ACWI Ex-U.S.) is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. Index includes both developed and emerging markets.

The Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The index is designed to represent performance of the U.S. investment-grade fixed rate bond market.

The 90 Day U.S. T-Bill is an unmanaged measure/index of the performance of the most recently auctioned 90 day U.S. Treasury bills (i.e., having a total maturity of 90 days) currently available in the marketplace.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, index returns do not reflect the actual cost of investing in the instruments that comprise an index.

The peer universe of the underlying open end (“OE”) funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance does not guarantee future results.

The S&P 500® Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500® Index Fund to track general stock market performance.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management’s presentation thereof.

The views, expressed in this document, reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., member of FINRA, is the principal underwriter and distributor of the GE Institutional Funds and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Funds.

U.S. Equity Fund	(unaudited)

David B. Carlson

Chief Investment Officer – U.S. Equities

Stephen V. Gelhaus

Senior Vice President

Thomas R. Lincoln

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The U.S. Equity Fund is managed by a team of portfolio managers that includes David B. Carlson, Stephen V. Gelhaus, Thomas R. Lincoln and Paul C. Reinhardt. Each of the foregoing portfolio managers manages (or co-manages) one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. The weightings to each sub-portfolio in the Fund can be changed at any time but generally remain stable for 18 to 24 months. See portfolio managers’ biographical information beginning on page 136.

Q.	How did the GE Institutional U.S. Equity Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended March 31, 2012?

A.

For the six-month period ended March 31, 2012, the GE Institutional U.S. Equity Fund returned 27.17% for the Investment Class shares and 26.96% for the Service Class shares. The Fund’s benchmark, the S&P 500® Index (S&P 500 Index) returned 25.89% and the Fund’s Morningstar peer group of 1,702 US Large Growth Funds returned an average of 26.56% over the same period.

Q.	What were the primary drivers of the Fund’s performance?

A.	A better stock selection environment due to diminishing macro-economic concerns helped the Fund to achieve strong relative performance during the period. As tail risk in the European debt crisis lessened and better U.S. economic data emerged, investors turned their focus from macro-economic events to fundamentals, resulting in more differentiation among stock returns. The technology sector rallied as the outlook for consumer and corporate spending improved.

In this environment, the Fund benefited both from positive sector allocation as well as strong stock selection. For example, the Fund’s pro-cyclical positioning benefited performance in the strong up-market — with an overweight in information technology and underweights in the relatively defensive utilities and consumer staples sectors. Underweighting energy as middle-east tensions brewed and growth slowed in the emerging markets also added to Fund performance.

Q.	What stocks and sectors significantly affected the Fund’s performance?

A.	Overall, holdings in the technology and health care sectors added most to relative returns, while the Fund’s industrials and telecommunications holdings trimmed outperformance against the S&P 500 Index. Apple (+57%) was a key contributor amid the successful launch of its new iPad; Apple also announced a dividend for the first time in 17 years. Other strong technology holdings included Equinix (+77%), Qualcomm (+41%) and Chinese Internet search company, Baidu (+36%). Within health care, Express Scripts (+46%) outperformed as it neared approval of its proposed merger with Medco. Some of the Fund’s financials holdings also rebounded as European and Fed-stress test uncertainties lifted, including investment manager, Invesco (+74%) and State Street (+41%). Some of the stocks which negatively affected performance were some of the Fund’s more defensive holdings, like PepsiCo (+9%) in consumer staples and software giant Oracle (+2%). On the same note, the Fund’s underweight position in some cyclical holdings that popped on better consumer data also hurt Fund performance (e.g., Bank of America, Caterpillar and Citigroup). Nextel international (-30%) within telecom, was the single greatest detractor to Fund performance and was eliminated during the period.

Q.	Were there any significant changes in the Fund during the period?

A.	There were no significant changes in the Fund during the period, and the Fund

(unaudited)

remained positioned for a slow growth recovery. Information technology remained the Fund’s largest absolute and relative sector weighting, and consumer staples its largest underweight. The Fund decreased its overweight in health care, eliminating Thermofisher and trimming positions in Gilead and Bristol Myers. We continued our focus on bottom-up fundamentals and looked to add to positions in large cap, high quality companies that we believe have the potential to grow market share and take actions that benefit shareholders.

We continue to expect volatility, especially in light of U.S. budget and debt debates as well as lingering geopolitical events. In light of recent challenges, in our opinion, S&P 500 Index earnings revisions have not fallen in a way that would be indicative of a double-dip, and we believe a future market rally could be dominated by outperformance from global market share winners that have the ability to meet or beat earnings expectations. Amid rapidly changing market conditions, we will maintain our bottom-up stock selection approach with a focus on the long-term investment horizon.

U.S. Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by

$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any.

October 1, 2011 - March 31, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,271.70	2.04
Service Class	1,000.00	1,269.60	3.46
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.20	1.82
Service Class	1,000.00	1,021.95	3.08

*	Expenses are equal to the Fund’s annualized expense ratio of 0.36% for Investment Class shares and 0.61% for Service Class shares (for the period October 1, 2011 - March 31, 2012), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended March 31, 2012 were as follows: 27.17% for Investment Class shares and 26.96% for Service Class shares. Past performance does not guarantee future results.

U.S. Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.

Morningstar Performance Comparison

Based on average annual returns for periods ended March 31, 2012

	Six Months**	One Year	Five Year	Ten Year
Number of funds in peer group	1,702	1,661	1,272	822
Peer group average annual total return	26.56%	6.86%	3.05%	3.28%

Morningstar Category in peer group: Large Growth

Top Ten Largest Holdings as of March 31, 2012 (unaudited)

as a % of Fair Value (b)(c)

Apple Inc.	5.90%
Express Scripts Inc.	2.53%
Cisco Systems Inc.	2.46%
Qualcomm Inc.	2.43%
Microsoft Corp.	2.31%
Schlumberger Ltd.	2.25%
Oracle Corp.	1.99%
Covidien PLC	1.93%
Google Inc.	1.86%
PepsiCo Inc.	1.82%

Sector Allocation as of March 31, 2012

Portfolio Composition as a % of the Fair Value of $678,124 (in thousands) as of March 31, 2012 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return for the Periods Ended March 31, 2012

Investment Class Shares (Inception date: 11/25/97)

	Six Months**	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
U.S. Equity Fund	27.17%	5.48%	2.52%	3.75%	$14,454
S&P 500 Index	25.89%	8.54%	2.01%	4.12%	$14,976

Service Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2012

Service Class Shares (Inception date: 1/3/01)

	Six Months**	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
U.S. Equity Fund	26.96%	5.27%	2.42%	3.57%	$14,207
S&P 500 Index	25.89%	8.54%	2.01%	4.12%	$14,976

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	Less than 0.05%.

**	Total returns for the six month period ended March 31, 2012 are not annualized.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

U.S. Equity Fund

Schedule of Investments	March 31, 2012 (unaudited)

U.S. Equity Fund

	Number of Shares	Fair Value

Common Stock—91.5%†

Advertising — 1.5%

Omnicom Group Inc.	199,557	$10,107,562

Aerospace & Defense — 2.6%

CAE Inc.	162,113	1,659,329
Hexcel Corp.	66,437	1,595,152	(a)
Honeywell International Inc.	185,199	11,306,399
Rockwell Collins Inc.	52,125	3,000,315
		17,561,195

Agricultural Products — 0.8%

Archer-Daniels-Midland Co.	171,033	5,414,905

Air Freight & Logistics — 1.6%

FedEx Corp.	31,886	2,932,237
United Parcel Service Inc.	101,469	8,190,578
		11,122,815

Asset Management & Custody Banks — 2.9%

Ameriprise Financial Inc.	76,085	4,346,736
Invesco Ltd.	243,530	6,494,945
State Street Corp.	199,317	9,068,923	(e)
		19,910,604

Auto Parts & Equipment — 0.1%

Johnson Controls Inc.	23,918	776,857

Automobile Manufacturers — 0.3%

Ford Motor Co.	154,382	1,928,231

Automotive Retail — 0.1%

AutoZone Inc.	2,536	942,885	(a)

Biotechnology — 3.2%

Amgen Inc.	161,192	10,959,444	(h)
Gilead Sciences Inc.	226,376	11,058,468	(a)
		22,017,912

Brewers — 0.1%

Molson Coors Brewing Co.	10,859	491,370

Broadcasting — 0.2%

CBS Corp.	48,562	1,646,737

Cable & Satellite — 1.7%

Comcast Corp.	177,576	5,329,056
DIRECTV	87,031	4,294,110	(a)
Liberty Global Inc.	29,574	1,416,299	(a)
Sirius XM Radio Inc.	133,670	308,778	(a)
		11,348,243

	Number of Shares	Fair Value

Casinos & Gaming — 0.9%

Las Vegas Sands Corp.	103,880	$5,980,372

Communications Equipment — 4.9%

Acme Packet Inc.	14,496	398,930	(a)
Cisco Systems Inc.	788,078	16,667,850	(h)
Qualcomm Inc.	242,531	16,496,959
		33,563,739

Computer Hardware — 5.9%

Apple Inc.	66,745	40,011,625	(a,h)

Construction & Farm Machinery & Heavy Trucks — 0.3%

Caterpillar Inc.	20,730	2,208,160

Consumer Finance — 1.2%

American Express Co.	135,527	7,841,592

Data Processing & Outsourced Services — 1.8%

The Western Union Co.	39,796	700,410
Visa Inc.	98,852	11,664,536
		12,364,946

Department Stores — 0.4%

Macy’s Inc.	60,820	2,416,379

Diversified Chemicals — 0.3%

EI du Pont de Nemours & Co.	31,891	1,687,034

Diversified Financial Services — 3.9%

Citigroup Inc.	72,480	2,649,144
Comerica Inc.	73,929	2,392,342
JPMorgan Chase & Co.	203,077	9,337,480
Wells Fargo & Co.	358,756	12,247,930
		26,626,896

Diversified Metals & Mining — 0.4%

Freeport-McMoRan Copper & Gold Inc.	71,022	2,701,677

Drug Retail — 0.3%

CVS Caremark Corp.	41,297	1,850,106

Electric Utilities — 1.0%

Exelon Corp.	54,360	2,131,456
FirstEnergy Corp.	44,926	2,048,176
ITC Holdings Corp.	18,742	1,442,009
NextEra Energy Inc.	15,929	972,943
		6,594,584

Electrical Components & Equipment — 0.6%

Cooper Industries PLC	62,334	3,986,259

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Equity Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Fertilizers & Agricultural Chemicals — 1.5%

Monsanto Co.	100,629	$8,026,169
Potash Corporation of Saskatchewan Inc.	43,485	1,986,830
		10,012,999

General Merchandise Stores — 1.7%

Target Corp.	193,757	11,290,220

Healthcare Equipment — 2.6%

Baxter International Inc.	26,733	1,598,099
Covidien PLC	239,601	13,101,383
ResMed Inc.	85,471	2,641,909	(a)
		17,341,391

Healthcare Facilities — 0.2%

HCA Holdings Inc.	61,588	1,523,687

Healthcare Services — 2.5%

Express Scripts Inc.	316,331	17,138,814	(a)

Heavy Electrical Equipment — 0.2%

ABB Ltd. ADR	76,104	1,553,283

Home Improvement Retail — 1.3%

Lowe’s Companies Inc.	152,221	4,776,695
The Home Depot Inc.	80,196	4,034,661
		8,811,356

Independent Power Producers & Energy Traders — 1.1%

Calpine Corp.	126,807	2,182,348	(a)
The AES Corp.	426,130	5,569,519	(a)
		7,751,867

Industrial Conglomerates — 0.2%

Siemens AG ADR	11,625	1,172,265

Industrial Gases — 1.2%

Praxair Inc.	69,413	7,957,506

Industrial Machinery — 0.2%

Eaton Corp.	32,612	1,625,056

Insurance Brokers — 0.5%

Marsh & McLennan Companies Inc.	97,848	3,208,436

Integrated Oil & Gas — 4.3%

Chevron Corp.	89,645	9,613,530
Exxon Mobil Corp.	91,200	7,909,776	(h)
Hess Corp.	74,655	4,400,912
Occidental Petroleum Corp.	38,429	3,659,594
Suncor Energy Inc.	106,891	3,495,336
		29,079,148

	Number of Shares	Fair Value

Integrated Telecommunication Services — 0.2%

AT&T Inc.	43,453	$1,357,037

Internet Retail — 0.3%

Amazon.com Inc.	10,244	2,074,512	(a)

Internet Software & Services — 4.3%

Baidu Inc. ADR	72,903	10,627,070	(a)
Equinix Inc.	37,259	5,866,430	(a)
Google Inc.	19,639	12,593,312	(a)
		29,086,812

Investment Banking & Brokerage — 1.0%

The Goldman Sachs Group Inc.	56,315	7,003,897

IT Consulting & Other Services — 2.2%

Cognizant Technology Solutions Corp.	79,729	6,135,147	(a)
International Business Machines Corp.	43,120	8,996,988
		15,132,135

Life & Health Insurance — 0.9%

MetLife Inc.	61,594	2,300,536
Prudential Financial Inc.	63,773	4,042,570
		6,343,106

Life Sciences Tools & Services — 1.0%

Agilent Technologies Inc.	18,120	806,521
PerkinElmer Inc.	223,064	6,169,950
		6,976,471

Managed Healthcare — 0.2%

UnitedHealth Group Inc.	23,194	1,367,054

Movies & Entertainment — 2.1%

The Walt Disney Co.	170,318	7,456,522
Time Warner Inc.	172,306	6,504,551
		13,961,073

Multi-Line Insurance — 0.1%

Hartford Financial Services Group Inc.	18,120	381,970

Oil & Gas Equipment & Services — 2.5%

National Oilwell Varco Inc.	24,567	1,952,339
Schlumberger Ltd.	217,995	15,244,390
		17,196,729

Oil & Gas Exploration & Production — 2.3%

Anadarko Petroleum Corp.	140,089	10,974,572
Apache Corp.	21,360	2,145,398
Southwestern Energy Co.	80,147	2,452,498	(a)
		15,572,468

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Equity Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Oil & Gas Refining & Marketing — 0.2%

Marathon Petroleum Corp.	34,752	$1,506,847

Oil & Gas Storage & Transportation — 0.3%

Spectra Energy Corp.	21,732	685,645
The Williams Companies Inc.	36,240	1,116,554
		1,802,199

Packaged Foods & Meats — 1.9%

ConAgra Foods Inc.	65,437	1,718,376
Kellogg Co.	28,992	1,554,841
Kraft Foods Inc.	221,240	8,409,332
Nestle S.A. ADR	21,015	1,323,945
		13,006,494

Pharmaceuticals — 3.1%

Bristol-Myers Squibb Co.	28,981	978,109
Johnson & Johnson	145,179	9,576,007
Novartis AG ADR	18,106	1,003,253
Pfizer Inc.	297,056	6,731,289
Teva Pharmaceutical Industries Ltd. ADR	63,492	2,860,949
		21,149,607

Property & Casualty Insurance — 0.8%

ACE Ltd.	73,186	5,357,215

Regional Banks — 0.1%

Regions Financial Corp.	50,736	334,350

Reinsurance — 0.4%

PartnerRe Ltd.	18,103	1,229,013
RenaissanceRe Holdings Ltd.	19,564	1,481,582
		2,710,595

Research & Consulting Services — 1.1%

Nielsen Holdings N.V.	255,030	7,686,604	(a)

Security & Alarm Services — 0.3%

Corrections Corporation of America	69,102	1,887,176	(a)

Semiconductors — 1.2%

Altera Corp.	34,781	1,384,979
Intel Corp.	85,512	2,403,742
Microchip Technology Inc.	25,981	966,493
Texas Instruments Inc.	108,704	3,653,541
		8,408,755

Soft Drinks — 2.6%

Coca-Cola Enterprises Inc.	190,622	5,451,789
PepsiCo Inc.	185,714	12,322,124
		17,773,913

Specialized Finance — 1.0%

CME Group Inc.	24,230	7,010,466

	Number of Shares	Fair Value

Specialized REITs — 0.9%

American Tower Corp.	102,230	$6,442,535

Specialty Chemicals — 0.4%

Albemarle Corp.	14,496	926,584
Ecolab Inc.	31,891	1,968,313
		2,894,897

Specialty Stores — 0.2%

Dick’s Sporting Goods Inc.	35,344	1,699,339

Steel — 0.9%

Allegheny Technologies Inc.	147,347	6,066,276

Systems Software — 4.3%

Microsoft Corp.	484,703	15,631,672	(h)
Oracle Corp.	463,928	13,528,140
		29,159,812

Tobacco — 0.2%

Philip Morris International Inc.	18,120	1,605,613

Total Common Stock (Cost $529,490,429)		622,524,670

Exchange Traded Funds — 1.7%
Financial Select Sector SPDR Fund	135,825	2,143,318	(n)
Industrial Select Sector SPDR Fund	245,630	9,191,475	(n)

Total Exchange Traded Funds (Cost $11,904,520)		11,334,793

Other Investments — 0.0%*
GEI Investment Fund (Cost $60,449)		62,263	(k)

Total Investments in Securities (Cost $541,455,398)		633,921,726

Short-Term Investments — 6.5%
GE Institutional Money Market Fund - Investment Class 0.04% (Cost $44,202,165)		44,202,165	(d,k)

Total Investments (Cost $585,657,563)		678,123,891

Other Assets and Liabilities, net — 0.3%		2,146,854

NET ASSETS — 100.0%		$680,270,745

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Equity Fund

Schedule of Investments	March 31, 2012 (unaudited)

Other Information

The Fund had the following long futures contracts open at March 31, 2012 (unaudited):

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	June 2012	473	$33,185,680	$841,979

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund	(unaudited)

SSgA Funds Management, Inc. (“SSgA FM”) is the sub-adviser to the S&P 500 Index Fund. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of State Street Corporation (“State Street”), a publicly held bank holding company. SSgA FM, State Street and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street.

SSgA FM manages portfolios using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA FM Investment Committee. Key professionals involved in the day-to-day portfolio management for the Fund include Karl Schneider, CAIA and John Tucker, CFA. See portfolio managers’ biographical information beginning on page 136.

Q.	How did the GE Institutional S&P 500 Index Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended March 31, 2012?

A.

For the six-month period ended March 31, 2012, the GE Institutional S&P 500 Index Fund returned 25.80% for the Investment Class shares and 25.57% for the Service Class shares. The Fund’s benchmark, the S&P 500® Index (S&P 500 Index) returned 25.89% and the Fund’s Morningstar peer group of 1,838 US Large Blend Funds returned an average of 25.04% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	After frustration and gloom produced a downbeat finish to 2011, financial markets were more than ready for a change of pace, a shift that the opening days of 2012 proved happy to accommodate. Stocks in the U.S. began 2012 with an impressive uptrend, as ample liquidity and defensive positioning fostered persistent share buying. Quarterly earnings reports were solid, and a steady drumbeat of auspicious economic news, including declining jobless claims and rallying consumer confidence, provided an encouraging fundamental backdrop. Solid U.S. data on employment and manufacturing activity, coupled with European figures that reflected economic stabilization, compelled more cautious investors to increase equity exposure steadily through January. But oil prices were also rallying as buoyant demand intersected with concern about potential supply disruptions from the restive Middle East, and March brought market results more nuanced than the uniform prosperity that marked the first two months of the year. The welcome signs of stronger activity even extended to the auto and housing industries. When the results of stress tests on major financial institutions arrived in mid-March, demonstrating that a solid majority of the largest banks could withstand even severe market dislocations, U.S. equities seemed to acquire additional cachet as a haven from funding strains in Europe and slowdown concerns in Asia. U.S. equities held their own amid solid retail sales figures and declines in weekly jobless claims and finished the first quarter accordingly retaining strong gains.

Climbing briskly in each of the first three months of 2012, the S&P 500 Index notched its sixth double-digit quarter in the last three years. Its 3.3% advance in March lifted the benchmark’s three-month return to 12.6%, representing its best first-quarter result since 1998. With the U.S. dollar showing its mettle, March also saw the S&P 500 Index outperform non-U.S. equities, which lost ground on average in the latest month. For the first full quarter, the S&P 500 Index outpaced the unhedged MSCI EAFE benchmark by more than 170 basis points.

Q.	What stocks and sectors significantly affected the Fund’s performance?

A.

Sector performance across U.S. equities in the first quarter favored those groups that stood to benefit most from a more promising economic situation, although lingering worries about international activity took a toll on resource-related issuers later in the period. Leading the way in both March and the last six months as a whole was the financial sector, which had brought up the rear over the course of 2011. But favorable credit conditions and well-received bank

(unaudited)

stress tests led the S&P 500 Index financial sector to gain more than 22% for the first quarter of 2012. Information technology was not far behind, though, notching a close second for both the latest month and the full first quarter. A number of hardware and software issuers posted big gains, but the talk of the town was iPad maker Apple, which crushed earnings estimates for the fourth quarter of 2011 and quickly outpaced energy giant Exxon to become the largest capitalization stock in the S&P 500 Index, sailing easily through the $500 billion barrier. Information technology as a whole advanced 21.5% in the first quarter. In third place for both March and the first full quarter were the consumer discretionary stocks, which benefited from an ample rebound in housing-related names. In addition, strong earnings gains led shares of online travel purveyor Priceline.com to soar more than 60% for the quarter, drawing ever closer to the ethereal levels at which they traded 12 years ago. Overall, the discretionary sector gained 16.0% for the first quarter.

Beyond the top three sectors in the S&P 500 Index, the remaining seven lagged the benchmark in the first quarter. The materials and industrial sectors hung on to double-digit three-month returns, but showed signs of vulnerability by underperforming the S&P 500 Index in March. Defensive sectors lagged during the early 2012 rally, unsurprisingly, but healthcare and consumer staples both outperformed in March, enabling them to turn in solid gains for the quarter. The utilities, which topped the charts for full-year 2011, managed a modest gain in March but were still the only S&P 500 Index group to end the first quarter of 2012 in the red. Perhaps the biggest disappointment, though, was the energy sector, which failed to take much advantage of the rising price of crude oil, and was the only S&P 500 Index sector to lose value during March. While refinery names performed well in the first quarter due to rising gasoline prices, coal and natural gas issuers tumbled in early 2012 as their pricing power suffered from abundant supplies.

S&P 500 Index Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by

$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any.

October 1, 2011 - March 31, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,258.00	0.85
Service Class	1,000.00	1,255.70	2.26
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,024.25	0.76
Service Class	1,000.00	1,023.00	2.02

*	Expenses are equal to the Fund’s annualized expense ratio of 0.15% for Investment Class shares and 0.40% for Service Class shares (for the period October 1, 2011 - March 31, 2012), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended March 31, 2012 were as follows: 25.80% for Investment Class shares and 25.57% for Service Class shares. Past performance does not guarantee future results.

S&P 500 Index Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the S&P 500® Composite Stock Index (S&P 500® Index). The Fund seeks its objective by seeking to replicate the return of the S&P 500® Index while holding transaction costs low and minimizing portfolio turnover.

Morningstar Performance Comparison

Based on average annual returns for periods ended March 31, 2012

	Six Months*	One Year	Five Year	Ten Year
Number of funds in peer group	1,838	1,778	1,393	849
Peer group average annual total return	25.04%	5.02%	1.12%	3.42%

Morningstar Category in peer group: Large Blend

Top Ten Largest Holdings as of March 31, 2012

as a % of Fair Value (b)(c)

Apple Inc.	4.22%
Exxon Mobil Corp.	3.09%
International Business Machines Corp.	1.83%
Microsoft Corp.	1.82%
Chevron Corp.	1.61%
General Electric Co.	1.59%
AT&T Inc.	1.39%
The Procter & Gamble Co.	1.38%
Johnson & Johnson	1.35%
Wells Fargo & Co.	1.35%

Sector Allocation as of March 31, 2012

as a % of the Fair Value of $33,591 (in thousands) as of March 31, 2012 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2012

Investment Class Shares (Inception date: 11/25/97)

	Six Months*	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
S&P 500 Index Fund	25.80%	8.32%	1.99%	4.02%	$14,832
S&P 500 Index	25.89%	8.54%	2.01%	4.12%	$14,976

Service Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2012

Service Class Shares (Inception date: 9/30/05)

	Six Months*	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
S&P 500 Index Fund	25.57%	8.05%	1.71%	3.96%	$12,869
S&P 500 Index	25.89%	8.54%	2.01%	4.29%	$13,144

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	Total returns for the six month period ended March 31, 2012 are not annualized.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

S&P 500 Index Fund

Schedule of Investments	March 31, 2012 (unaudited)

S&P 500 Index Fund

	Number of Shares	Fair Value

Common Stock — 95.7%†

Advertising — 0.2%

Omnicom Group Inc.	718	$36,367
The Interpublic Group of Companies Inc.	1,248	14,240
		50,607

Aerospace & Defense — 2.4%

General Dynamics Corp.	891	65,382
Goodrich Corp.	319	40,015
Honeywell International Inc.	1,982	121,001
L-3 Communications Holdings Inc.	271	19,179
Lockheed Martin Corp.	677	60,835
Northrop Grumman Corp.	639	39,030
Precision Castparts Corp.	355	61,379
Raytheon Co.	866	45,707
Rockwell Collins Inc.	393	22,621
Textron Inc.	705	19,620
The Boeing Co.	1,875	139,444
United Technologies Corp.	2,294	190,264
		824,477

Agricultural Products — 0.2%

Archer-Daniels-Midland Co.	1,660	52,556

Air Freight & Logistics — 1.0%

CH Robinson Worldwide Inc.	416	27,244
Expeditors International of Washington Inc.	542	25,208
FedEx Corp.	782	71,913
United Parcel Service Inc.	2,476	199,863
		324,228

Airlines — 0.1%

Southwest Airlines Co.	2,021	16,653

Aluminum — 0.1%

Alcoa Inc.	2,716	27,214

Apparel Retail — 0.5%

Abercrombie & Fitch Co.	224	11,113
Ltd Brands Inc.	601	28,848
Ross Stores Inc.	598	34,744
The Gap Inc.	829	21,670
TJX Companies Inc.	1,876	74,496
Urban Outfitters Inc.	318	9,257	(a)
		180,128

Apparel, Accessories & Luxury Goods — 0.3%

Coach Inc.	709	54,792
Ralph Lauren Corp.	164	28,590

	Number of Shares	Fair Value

VF Corp.	223	$32,554
		115,936

Application Software — 0.6%

Adobe Systems Inc.	1,206	41,378	(a)
Autodesk Inc.	590	24,969	(a)
Citrix Systems Inc.	480	37,877	(a)
Intuit Inc.	744	44,737
Salesforce.com Inc.	333	51,452	(a)
		200,413

Asset Management & Custody Banks — 1.1%

Ameriprise Financial Inc.	573	32,735
BlackRock Inc.	256	52,454
Federated Investors Inc.	238	5,334
Franklin Resources Inc.	356	44,155
Invesco Ltd.	1,180	31,471
Legg Mason Inc.	299	8,351
Northern Trust Corp.	617	29,277
State Street Corp.	1,239	56,374	(e)
T Rowe Price Group Inc.	626	40,878
The Bank of New York Mellon Corp.	3,037	73,283
		374,312

Auto Parts & Equipment — 0.2%

Borgwarner Inc.	300	25,302	(a)
Johnson Controls Inc.	1,672	54,307
		79,609

Automobile Manufacturers — 0.4%

Ford Motor Co.	9,629	120,266

Automotive Retail — 0.2%

AutoNation Inc.	103	3,534	(a)
AutoZone Inc.	70	26,026	(a)
CarMax Inc.	577	19,993	(a)
O’Reilly Automotive Inc.	310	28,318	(a)
		77,871

Biotechnology — 1.2%

Amgen Inc.	1,963	133,464
Biogen Idec Inc.	598	75,330	(a)
Celgene Corp.	1,133	87,830	(a)
Gilead Sciences Inc.	1,905	93,059	(a)
		389,683

Brewers — 0.1%

Molson Coors Brewing Co.	406	18,372

Broadcasting — 0.3%

CBS Corp.	1,707	57,884
Discovery Communications Inc.	665	33,649	(a)
Scripps Networks Interactive Inc.	232	11,296
		102,829

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Building Products — 0.0%*

Masco Corp.	914	$12,220

Cable & Satellite — 1.1%

Cablevision Systems Corp.	588	8,632
Comcast Corp.	6,946	208,449
DIRECTV	1,825	90,045	(a)
Time Warner Cable Inc.	799	65,119
		372,245

Casinos & Gaming — 0.1%

International Game Technology	766	12,861
Wynn Resorts Ltd.	194	24,227
		37,088

Coal & Consumable Fuels — 0.1%

Alpha Natural Resources Inc.	578	8,791	(a)
Consol Energy Inc.	579	19,744
Peabody Energy Corp.	691	20,011
		48,546

Commercial Printing — 0.0%*

RR Donnelley & Sons Co.	479	5,935

Communications Equipment — 2.1%

Cisco Systems Inc.	13,564	286,879	(h)
F5 Networks Inc.	207	27,937	(a)
Harris Corp.	325	14,651
JDS Uniphase Corp.	579	8,390	(a)
Juniper Networks Inc.	1,361	31,140	(a)
Motorola Mobility Holdings Inc.	634	24,878	(a)
Motorola Solutions Inc.	699	35,530
QUALCOMM Inc.	4,235	288,065
		717,470

Computer & Electronics Retail — 0.1%

Best Buy Company Inc.	729	17,263
GameStop Corp.	361	7,884
		25,147

Computer Hardware — 4.8%

Apple Inc.	2,365	1,417,747	(a)
Dell Inc.	3,820	63,412	(a)
Hewlett-Packard Co.	5,042	120,151
		1,601,310

Computer Storage & Peripherals — 0.8%

EMC Corp.	5,224	156,093	(a)
Lexmark International Inc.	202	6,714
NetApp Inc.	939	42,039	(a)
SanDisk Corp.	609	30,200	(a)
Western Digital Corp.	593	24,544	(a)
		259,590

	Number of Shares	Fair Value

Construction & Engineering — 0.2%

Fluor Corp.	445	$26,718
Jacobs Engineering Group Inc.	324	14,376	(a)
Quanta Services Inc.	552	11,537	(a)
		52,631

Construction & Farm Machinery & Heavy Trucks — 1.1%

Caterpillar Inc.	1,632	173,841
Cummins Inc.	478	57,379
Deere & Co.	1,022	82,680
Joy Global Inc.	268	19,698
PACCAR Inc.	933	43,692
		377,290

Construction Materials — 0.0%*

Vulcan Materials Co.	330	14,101

Consumer Electronics — 0.0%*

Harman International Industries Inc.	178	8,332

Consumer Finance — 0.9%

American Express Co.	2,527	146,212	(h)
Capital One Financial Corp.	1,429	79,652
Discover Financial Services	1,393	46,443
SLM Corp.	1,346	21,213
		293,520

Data Processing & Outsourced Services — 1.3%

Automatic Data Processing Inc.	1,207	66,614
Computer Sciences Corp.	396	11,856
Fidelity National Information Services Inc.	589	19,508
Fiserv Inc.	367	25,466	(a)
Mastercard Inc.	270	113,546
Paychex Inc.	822	25,474
The Western Union Co.	1,614	28,406
Total System Services Inc.	413	9,528
Visa Inc.	1,294	152,692
		453,090

Department Stores — 0.3%

JC Penney Company Inc.	334	11,834
Kohl’s Corp.	618	30,919
Macy’s Inc.	1,090	43,306
Nordstrom Inc.	428	23,848
Sears Holdings Corp.	110	7,287	(a)
		117,194

Distillers & Vintners — 0.2%

Beam Inc.	394	23,077
Brown-Forman Corp.	263	21,932
Constellation Brands Inc.	457	10,781	(a)
		55,790

Distributors — 0.1%

Genuine Parts Co.	402	25,225

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Diversified Chemicals — 0.9%

Eastman Chemical Co.	362	$18,712
EI du Pont de Nemours & Co.	2,361	124,897
FMC Corp.	183	19,372
PPG Industries Inc.	404	38,703
The Dow Chemical Co.	2,918	101,080
		302,764

Diversified Financial Services — 4.7%

Bank of America Corp.	27,106	259,404	(h)
Citigroup Inc.	7,363	269,118
Comerica Inc.	513	16,601
JPMorgan Chase & Co.	9,624	442,512
U.S. Bancorp	4,860	153,965
Wells Fargo & Co.	13,299	454,028
		1,595,628

Diversified Metals & Mining — 0.3%

Freeport-McMoRan Copper & Gold Inc.	2,345	89,204
Titanium Metals Corp.	230	3,119
		92,323

Diversified REITs — 0.1%

Vornado Realty Trust	451	37,974

Diversified Support Services — 0.1%

Cintas Corp.	288	11,267
Iron Mountain Inc.	512	14,746
		26,013

Drug Retail — 0.7%

CVS Caremark Corp.	3,301	147,885
Walgreen Co.	2,235	74,850
		222,735

Education Services — 0.1%

Apollo Group Inc.	311	12,017	(a)
DeVry Inc.	156	5,284
		17,301

Electric Utilities — 1.8%

American Electric Power Company Inc.	1,230	47,453
Duke Energy Corp.	3,285	69,018
Edison International	832	35,368
Entergy Corp.	454	30,509
Exelon Corp.	2,112	82,812
FirstEnergy Corp.	1,027	46,821
NextEra Energy Inc.	1,040	63,523
Northeast Utilities	451	16,741
Pepco Holdings Inc.	576	10,881
Pinnacle West Capital Corp.	278	13,316
PPL Corp.	1,473	41,627

	Number of Shares	Fair Value

Progress Energy Inc.	752	$39,939
The Southern Co.	2,174	97,678
		595,686

Electrical Components & Equipment — 0.5%

Cooper Industries PLC	400	25,580
Emerson Electric Co.	1,842	96,116
Rockwell Automation Inc.	368	29,330
Roper Industries Inc.	245	24,294
		175,320

Electronic Components — 0.2%

Amphenol Corp.	408	24,386
Corning Inc.	3,870	54,490
		78,876

Electronic Equipment & Instruments — 0.0%*

FLIR Systems Inc.	408	10,326

Electronic Manufacturing Services — 0.2%

Jabil Circuit Inc.	502	12,610
Molex Inc.	355	9,983
TE Connectivity Ltd.	1,100	40,425
		63,018

Environmental & Facilities Services — 0.2%

Republic Services Inc.	772	23,592
Stericycle Inc.	219	18,317	(a)
Waste Management Inc.	1,211	42,337
		84,246

Fertilizers & Agricultural Chemicals — 0.5%

CF Industries Holdings Inc.	182	33,242
Monsanto Co.	1,355	108,075
The Mosaic Co.	777	42,960
		184,277

Food Distributors — 0.1%

Sysco Corp.	1,452	43,357

Food Retail — 0.3%

Safeway Inc.	904	18,270
SUPERVALU Inc.	542	3,095
The Kroger Co.	1,548	37,508
Whole Foods Market Inc.	383	31,866
		90,739

Footwear — 0.3%

NIKE Inc.	939	101,825

Gas Utilities — 0.1%

AGL Resources Inc.	300	11,766
ONEOK Inc.	249	20,333
		32,099

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

General Merchandise Stores — 0.5%

Big Lots Inc.	146	$6,281	(a)
Dollar Tree Inc.	300	28,347	(a)
Family Dollar Stores Inc.	312	19,743
Target Corp.	1,670	97,311
		151,682

Gold — 0.2%

Newmont Mining Corp.	1,221	62,601

Healthcare Distributors — 0.4%

AmerisourceBergen Corp.	699	27,736
Cardinal Health Inc.	843	36,342
McKesson Corp.	605	53,101
Patterson Companies Inc.	245	8,183
		125,362

Healthcare Equipment — 1.7%

Baxter International Inc.	1,403	83,871
Becton Dickinson and Co.	533	41,387
Boston Scientific Corp.	3,901	23,328	(a)
CareFusion Corp.	570	14,780	(a)
Covidien PLC	1,215	66,436
CR Bard Inc.	219	21,620
Edwards Lifesciences Corp.	293	21,310	(a)
Intuitive Surgical Inc.	96	52,008	(a)
Medtronic Inc.	2,612	102,364
St Jude Medical Inc.	840	37,220
Stryker Corp.	808	44,828
Varian Medical Systems Inc.	299	20,619	(a)
Zimmer Holdings Inc.	490	31,497
		561,268

Healthcare Facilities — 0.0%*

Tenet Healthcare Corp.	1,250	6,637	(a)

Healthcare Services — 0.6%

DaVita Inc.	244	22,001	(a)
Express Scripts Inc.	1,202	65,124	(a)
Laboratory Corporation of America Holdings	256	23,434	(a)
Medco Health Solutions Inc.	948	66,644	(a)
Quest Diagnostics Inc.	402	24,582
		201,785

Healthcare Supplies — 0.0%*

DENTSPLY International Inc.	359	14,407

Healthcare Technology — 0.1%

Cerner Corp.	369	28,103	(a)

Home Building — 0.1%

DR Horton Inc.	717	10,877
Lennar Corp.	410	11,144
Pulte Group Inc.	860	7,611	(a)
		29,632

	Number of Shares	Fair Value

Home Entertainment Software — 0.0%*

Electronic Arts Inc.	849	$13,992	(a)

Home Furnishing Retail — 0.1%

Bed Bath & Beyond Inc.	598	39,330	(a)

Home Furnishings — 0.0%*

Leggett & Platt Inc.	365	8,399

Home Improvement Retail — 0.9%

Lowe’s Companies Inc.	3,111	97,623
The Home Depot Inc.	3,952	198,825
		296,448

Hotels, Resorts & Cruise Lines — 0.3%

Carnival Corp.	1,131	36,282
Marriott International Inc.	645	24,413
Starwood Hotels & Resorts Worldwide Inc.	498	28,092
Wyndham Worldwide Corp.	360	16,744
		105,531

Household Appliances — 0.0%*

Whirlpool Corp.	195	14,988

Household Products — 2.0%

Colgate-Palmolive Co.	1,232	120,465
Kimberly-Clark Corp.	967	71,452
The Clorox Co.	340	23,375
The Procter & Gamble Co.	6,917	464,892
		680,184

Housewares & Specialties — 0.0%*

Newell Rubbermaid Inc.	743	13,233

Human Resource & Employment Services — 0.0%*

Robert Half International Inc.	375	11,363

Hypermarkets & Super Centers — 1.1%

Costco Wholesale Corp.	1,083	98,336
Wal-Mart Stores Inc.	4,431	271,177
		369,513

Independent Power Producers & Energy Traders — 0.1%

NRG Energy Inc.	615	9,637	(a)
The AES Corp.	1,677	21,918	(a)
		31,555

Industrial Conglomerates — 2.5%

Danaher Corp.	1,404	78,624
General Electric Co.	26,686	535,588	(h,l)
3M Co.	1,793	159,954
Tyco International Ltd.	1,142	64,158
		838,324

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Industrial Gases — 0.4%

Air Products & Chemicals Inc.	523	$48,011
Airgas Inc.	178	15,837
Praxair Inc.	746	85,521
		149,369

Industrial Machinery — 0.9%

Dover Corp.	476	29,959
Eaton Corp.	871	43,402
Flowserve Corp.	143	16,518
Illinois Tool Works Inc.	1,209	69,058
Ingersoll-Rand PLC	756	31,261
Pall Corp.	296	17,650
Parker Hannifin Corp.	378	31,960
Snap-on Inc.	149	9,085
Stanley Black & Decker Inc.	429	33,016
Xylem Inc.	470	13,043
		294,952

Industrial REITs — 0.1%

ProLogis Inc.	1,160	41,783

Insurance Brokers — 0.2%

Aon Corp.	799	39,199
Marsh & McLennan Companies Inc.	1,327	43,512
		82,711

Integrated Oil & Gas — 6.2%

Chevron Corp.	5,041	540,597
ConocoPhillips	3,246	246,728
Exxon Mobil Corp.	11,954	1,036,770	(h)
Hess Corp.	743	43,800
Murphy Oil Corp.	494	27,797
Occidental Petroleum Corp.	2,051	195,317
		2,091,009

Integrated Telecommunication Services — 2.4%

AT&T Inc.	14,918	465,889	(h)
CenturyLink Inc.	1,517	58,632
Frontier Communications Corp.	2,541	10,596
Verizon Communications Inc.	7,135	272,771
Windstream Corp.	1,302	15,246
		823,134

Internet Retail — 0.9%

Amazon.com Inc.	916	185,499	(a)
Expedia Inc.	254	8,494
Netflix Inc.	139	15,991	(a)
priceline.com Inc.	123	88,253	(a)
Tripadvisor Inc.	254	9,060	(a)
		307,297

Internet Software & Services — 1.8%

Akamai Technologies Inc.	477	17,506	(a)
eBay Inc.	2,836	104,620	(a)
Google Inc.	634	406,546	(a)

	Number of Shares	Fair Value

VeriSign Inc.	430	$16,486
Yahoo! Inc.	3,102	47,212	(a)
		592,370

Investment Banking & Brokerage — 0.8%

E*Trade Financial Corp.	643	7,041	(a)
Morgan Stanley	3,655	71,784
The Charles Schwab Corp.	2,627	37,750
The Goldman Sachs Group Inc.	1,230	152,975
		269,550

IT Consulting & Other Services — 2.4%

Accenture PLC	1,594	102,813
Cognizant Technology Solutions Corp.	747	57,482	(a)
International Business Machines Corp.	2,939	613,222	(h)
SAIC Inc.	712	9,398	(a)
Teradata Corp.	431	29,373	(a)
		812,288

Leisure Products—0.1%

Hasbro Inc.	282	10,355
Mattel Inc.	887	29,856
		40,211

Life & Health Insurance — 0.9%

Aflac Inc.	1,148	52,797
LIncoln National Corp.	800	21,088
MetLife Inc.	2,614	97,633
PrIncipal Financial Group Inc.	820	24,198
Prudential Financial Inc.	1,198	75,941
Torchmark Corp.	245	12,213
Unum Group	786	19,241
		303,111

Life Sciences Tools & Services — 0.4%

Agilent Technologies Inc.	889	39,569
Life Technologies Corp.	456	22,262	(a)
PerkinElmer Inc.	288	7,966
Thermo Fisher Scientific Inc.	937	52,828
Waters Corp.	234	21,682	(a)
		144,307

Managed Healthcare — 1.1%

Aetna Inc.	912	45,746
Cigna Corp.	691	34,032
Coventry Healthcare Inc.	378	13,445
Humana Inc.	408	37,732
UnitedHealth Group Inc.	2,723	160,494
WellPoint Inc.	889	65,608
		357,057

Metal & Glass Containers — 0.1%

Ball Corp.	429	18,396
Owens-Illinois Inc.	419	9,779	(a)
		28,175

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Motorcycle Manufacturers — 0.1%

Harley-Davidson Inc.	603	$29,595

Movies & Entertainment — 1.4%

News Corp.	5,592	110,106
The Walt Disney Co.	4,587	200,819
Time Warner Inc.	2,584	97,546
Viacom Inc.	1,416	67,203
		475,674

Multi-Line Insurance — 0.3%

American International Group Inc.	1,314	40,511	(a)
Assurant Inc.	246	9,963
Genworth Financial Inc.	1,252	10,417	(a)
Hartford Financial Services Group Inc.	1,137	23,968
Loews Corp.	793	31,617
		116,476

Multi-Sector Holdings — 0.0%*

Leucadia National Corp.	506	13,207

Multi-Utilities — 1.2%

Ameren Corp.	616	20,069
CenterPoint Energy Inc.	1,086	21,416
CMS Energy Corp.	644	14,168
Consolidated Edison Inc.	747	43,640
Dominion Resources Inc.	1,405	71,950
DTE Energy Co.	432	23,773
Integrys Energy Group Inc.	199	10,545
NiSource Inc.	714	17,386
PG&E Corp.	985	42,759
Public Service Enterprise Group Inc.	1,292	39,548
SCANA Corp.	292	13,318
Sempra Energy	611	36,636
TECO Energy Inc.	549	9,635
Wisconsin Energy Corp.	597	21,002
Xcel Energy Inc.	1,236	32,717
		418,562

Office Electronics — 0.1%

Xerox Corp.	3,577	28,902

Office REITs — 0.1%

Boston Properties Inc.	372	39,056

Office Services & Supplies — 0.1%

Avery Dennison Corp.	270	8,135
Pitney Bowes Inc.	520	9,142
		17,277

Oil & Gas Drilling — 0.2%

Diamond Offshore Drilling Inc.	177	11,815
Helmerich & Payne Inc.	273	14,728
Nabors Industries Ltd.	734	12,838	(a)

	Number of Shares	Fair Value

Noble Corp.	644	$24,131
Rowan Companies Inc.	325	10,702	(a)
		74,214

Oil & Gas Equipment & Services — 1.5%

Baker Hughes Inc.	1,075	45,085
Cameron International Corp.	626	33,072	(a)
FMC Technologies Inc.	614	30,958	(a)
Halliburton Co.	2,274	75,474
National Oilwell Varco Inc.	1,046	83,126
Schlumberger Ltd.	3,402	237,902
		505,617

Oil & Gas Exploration & Production — 1.9%

Anadarko Petroleum Corp.	1,232	96,515
Apache Corp.	950	95,418
Cabot Oil & Gas Corp.	534	16,645
Chesapeake Energy Corp.	1,679	38,902
Denbury Resources Inc.	1,014	18,485	(a)
Devon Energy Corp.	1,027	73,040
EOG Resources Inc.	663	73,659
EQT Corp.	381	18,368
Marathon Oil Corp.	1,754	55,602
Newfield Exploration Co.	338	11,722	(a)
Noble Energy Inc.	451	44,099
Pioneer Natural Resources Co.	298	33,254
QEP Resources Inc.	451	13,755
Range Resources Corp.	410	23,837
Southwestern Energy Co.	888	27,173	(a)
WPX Energy Inc.	500	9,005	(a)
		649,479

Oil & Gas Refining & Marketing — 0.3%

Marathon Petroleum Corp.	909	39,414
Sunoco Inc.	250	9,537
Tesoro Corp.	367	9,850	(a)
Valero Energy Corp.	1,456	37,521
		96,322

Oil & Gas Storage & Transportation — 0.5%

El Paso Corp.	1,963	58,007
Spectra Energy Corp.	1,659	52,341
The Williams Companies Inc.	1,501	46,246
		156,594

Packaged Foods & Meats — 1.6%

Campbell Soup Co.	466	15,774
ConAgra Foods Inc.	1,044	27,415
Dean Foods Co.	468	5,667	(a)
General Mills Inc.	1,594	62,883
HJ Heinz Co.	787	42,144
Hormel Foods Corp.	354	10,450
Kellogg Co.	639	34,270
Kraft Foods Inc.	4,461	169,563
McCormick & Company Inc.	338	18,397
Mead Johnson Nutrition Co.	522	43,055
Sara Lee Corp.	1,494	32,166

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

The Hershey Co.	391	$23,980
The JM Smucker Co.	296	24,083
Tyson Foods Inc.	765	14,650
		524,497

Paper Packaging — 0.1%

Bemis Company Inc.	269	8,686
Sealed Air Corp.	409	7,898
		16,584

Paper Products — 0.2%

International Paper Co.	1,116	39,172
MeadWestvaco Corp.	433	13,678
		52,850

Personal Products — 0.2%

Avon Products Inc.	1,098	21,257
The Estee Lauder Companies Inc.	582	36,049
		57,306

Pharmaceuticals — 5.5%

Abbott Laboratories	3,926	240,625	(h)
Allergan Inc.	758	72,336
Bristol-Myers Squibb Co.	4,313	145,564
Eli Lilly & Co.	2,582	103,977	(h)
Forest Laboratories Inc.	661	22,930	(a)
Hospira Inc.	428	16,003	(a)
Johnson & Johnson	6,898	454,992	(h)
Merck & Company Inc.	7,764	298,138
Mylan Inc.	1,121	26,287	(a)
Perrigo Co.	220	22,728
Pfizer Inc.	19,119	433,237	(h)
Watson Pharmaceuticals Inc.	323	21,660	(a)
		1,858,477

Property & Casualty Insurance — 1.9%

ACE Ltd.	832	60,902
Berkshire Hathaway Inc.	4,430	359,494	(a)
CIncinnati Financial Corp.	416	14,356
The Allstate Corp.	1,261	41,512
The Chubb Corp.	702	48,515
The Progressive Corp.	1,555	36,045
The Travelers Companies Inc.	1,031	61,035
XL Group PLC	784	17,005
		638,864

Publishing — 0.2%

Gannett Company Inc.	614	9,413
The McGraw-Hill Companies Inc.	735	35,625
The Washington Post Co.	13	4,856
		49,894

Railroads — 0.7%

CSX Corp.	2,698	58,061
Norfolk Southern Corp.	857	56,416
Union Pacific Corp.	1,235	132,738
		247,215

	Number of Shares	Fair Value

Real Estate Services — 0.0%*

CBRE Group Inc.	766	$15,289	(a)

Regional Banks — 0.9%

BB&T Corp.	1,778	55,811
Fifth Third Bancorp	2,345	32,947
First Horizon National Corp.	672	6,975
Huntington Bancshares Inc.	2,204	14,216
KeyCorp	2,427	20,629
M&T Bank Corp.	320	27,802
PNC Financial Services Group Inc.	1,298	83,708
Regions Financial Corp.	3,208	21,141
SunTrust Banks Inc.	1,371	33,137
Zions Bancorporation	469	10,065
		306,431

Research & Consulting Services — 0.1%

Equifax Inc.	314	13,898
The Dun & Bradstreet Corp.	126	10,676
		24,574

Residential REITs — 0.3%

Apartment Investment & Management Co.	305	8,055
AvalonBay Communities Inc.	229	32,369
Equity Residential	727	45,525
		85,949

Restaurants — 1.5%

Chipotle Mexican Grill Inc.	79	33,022	(a)
Darden Restaurants Inc.	348	17,804
McDonald’s Corp.	2,601	255,158
Starbucks Corp.	1,843	103,005
Yum! Brands Inc.	1,145	81,501
		490,490

Retail REITs — 0.4%

Kimco Realty Corp.	1,039	20,011
Simon Property Group Inc.	777	113,193
		133,204

Semiconductor Equipment — 0.2%

Applied Materials Inc.	3,365	41,861
KLA-Tencor Corp.	429	23,346
Novellus Systems Inc.	154	7,686	(a)
Teradyne Inc.	473	7,989	(a)
		80,882

Semiconductors — 2.1%

Advanced Micro Devices Inc.	1,474	11,821	(a)
Altera Corp.	823	32,772
Analog Devices Inc.	765	30,906
Broadcom Corp.	1,180	46,374
First Solar Inc.	139	3,482	(a)
Intel Corp.	12,827	360,567	(h)
Linear Technology Corp.	581	19,580

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

LSI Corp.	1,546	$13,419	(a)
Microchip Technology Inc.	486	18,079
Micron Technology Inc.	2,677	21,684	(a)
NVIDIA Corp.	1,532	23,577	(a)
Texas Instruments Inc.	2,857	96,024
Xilinx Inc.	678	24,700
		702,985

Soft Drinks — 2.2%

Coca-Cola Enterprises Inc.	830	23,738
Dr Pepper Snapple Group Inc.	565	22,719
PepsiCo Inc.	3,989	264,670
The Coca-Cola Co.	5,781	427,852	(h)
		738,979

Specialized Consumer Services — 0.0%*

H&R Block Inc.	779	12,830

Specialized Finance — 0.4%

CME Group Inc.	171	49,475
IntercontinentalExchange Inc.	188	25,835	(a)
Moody’s Corp.	506	21,303
NYSE Euronext	668	20,047
The NASDAQ OMX Group Inc.	291	7,537	(a)
		124,197

Specialized REITs — 0.9%

American Tower Corp.	974	61,381
HCP Inc.	1,037	40,920
Healthcare Inc.	455	25,007
Host Hotels & Resorts Inc.	1,710	28,078
Plum Creek Timber Company Inc.	413	17,164
Public Storage	347	47,945
Ventas Inc.	734	41,911
Weyerhaeuser Co.	1,375	30,140
		292,546

Specialty Chemicals — 0.3%

Ecolab Inc.	792	48,882
International Flavors & Fragrances Inc.	205	12,013
Sigma-Aldrich Corp.	311	22,722
The Sherwin-Williams Co.	226	24,559
		108,176

Specialty Stores — 0.2%

Staples Inc.	1,821	29,464
Tiffany & Co.	326	22,536
		52,000

Steel — 0.2%

Allegheny Technologies Inc.	271	11,157
Cliffs Natural Resources Inc.	369	25,557
Nucor Corp.	807	34,661
United States Steel Corp.	367	10,779
		82,154

	Number of Shares	Fair Value

Systems Software — 3.0%

BMC Software Inc.	452	$18,152	(a)
CA Inc.	969	26,706
Microsoft Corp.	18,967	611,686	(h)
Oracle Corp.	9,954	290,259
Red Hat Inc.	493	29,526	(a)
Symantec Corp.	1,929	36,072	(a)
		1,012,401

Thrifts & Mortgage Finance — 0.1%

Hudson City Bancorp Inc.	1,345	9,832
People’s United Financial Inc.	961	12,724
		22,556

Tires & Rubber — 0.0%*

The Goodyear Tire & Rubber Co.	623	6,990	(a)

Tobacco — 1.9%

Altria Group Inc.	5,234	161,574	(h)
Lorillard Inc.	339	43,894
Philip Morris International Inc.	4,425	392,099
Reynolds American Inc.	863	35,763
		633,330

Trading Companies & Distributors — 0.2%

Fastenal Co.	753	40,737
WW Grainger Inc.	148	31,792
		72,529

Trucking — 0.0%*

Ryder System Inc.	131	6,917

Wireless Telecommunication Services — 0.2%

Crown Castle International Corp.	600	32,004	(a)
MetroPCS Communications Inc.	678	6,116	(a)
Sprint Nextel Corp.	7,638	21,768	(a)
		59,888

Total Common Stock (Cost $26,681,469)		32,260,005

Other Investments — 0.1%
GEI Investment Fund (Cost $22,605)		23,283	(k)

Total Investments in Securities (Cost $26,704,074)		32,283,288

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Fair Value

Short-Term Investments — 3.9%
GE Institutional Money Market Fund - Investment Class 0.04% (Cost $1,307,297)	$1,307,297	(d,k)

Total Investments (Cost $28,011,371)	33,590,585

Other Assets and Liabilities, net — 0.3%	111,580

NET ASSETS — 100.0%	$33,702,165

Other Information

The Fund had the following long futures contracts open at March 31, 2012 (unaudited):

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	June 2012	19	$1,333,040	$48,084

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Large-Cap Core Equity Fund	(unaudited)

Stephen V. Gelhaus

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The U.S. Large-Cap Core Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus’ trade decisions. See portfolio managers’ biographical information beginning on page 136.

Q.	How did the GE Institutional U.S. Large-Cap Core Equity Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended March 31, 2012?

A.

For the six-month period ended March 31, 2012, the GE Institutional U.S. Large-Cap Core Equity Fund returned 26.16% for the Investment Class shares and 25.99% for the Service Class shares. The Fund’s benchmark, the S&P 500® Index (S&P 500 Index) returned 25.89% and the Fund’s Morningstar peer group of 1,838 US Large Blend funds returned an average of 25.04% over the same period.

Q.	What domestic or world events had a major impact on the financial markets?

A.	The strong return for the S&P 500 Index in the six-months ended March 31, 2012 was driven in part by growing optimism around the European sovereign debt crisis, with increased liquidity provided by the European Central Bank’s longer-term refinancing operations (LTROs), and progress toward Greek bailout/debt restructuring. In addition, increased evidence of a sustainable U.S. economic recovery also bolstered stocks. For example, during the period, unemployment dropped to 8.2%, housing showed signs of stabilization and U.S. auto sales accelerated. Against a more positive U.S. economic backdrop, the Conference Board’s U.S. leading indicators rose to levels last seen in 2008. However, growing concerns about slowing economic growth in China weighed on the strength of the market’s advance at times during the period.

The S&P 500 Index financials sector rallied almost 36% on the European developments mentioned above as well as positive resolution to the Federal Reserve’s bank stress tests. The technology (+32%) and consumer discretionary (+31%) sectors outperformed on the mobility trend (benefiting Apple’s iPhone and iPad) and improving consumer sentiment. In this recent bull-run, more defensive, higher-yielding sectors lagged, including the utilities (+7%), telecommunications (+10%) and consumer staples (+16%).

Q.	What were the primary drivers of the Fund’s performance?

A.	The key drivers of Fund performance came from positions in financials: the Fund was overweighted in this outperforming sector and benefited from good stock selection. The outperforming stocks included asset managers, insurance companies, trust banks and universal banks, led by Invesco (+74%), Ameriprise (+47%) and State Street (+43%) and Prudential (+39%). Within the consumer discretionary sector, the Fund’s media holdings outperformed amid a brighter outlook for advertising spending. Omnicom (+39%) and Walt Disney (+48%) contributed the most within media. One of the Fund’s energy holdings, El Paso (+56%), benefited from a takeover agreement with Kinder Morgan, and we eliminated the position. The detractors to performance were concentrated in the Fund’s materials and information technology holdings. Oracle (+0%), Western Union (+16%) and IBM (+20%) all underperformed the S&P 500 Index and the information technology sector. Within materials, a fertilizer company, Potash Corp. (+6%) underperformed amid an uncertain outlook for agricultural commodities.

U.S. Large-Cap Core Equity Fund	(unaudited)

Q.	Were there any significant changes in the Fund during the period?

A.	The only change in relative sector weightings during the period was in consumer discretionary. We moved from an underweight positioning to an overweight as U.S. consumer sentiment improved and valuations were attractive for several companies. We initiated positions in Comcast and CBS within media, Ford Motor in autos and AutoZone in retail. We increased specialty retailer, Lowe’s, as housing activity showed signs of bottoming. We also expressed the housing theme in other ways, as we added Du Pont, the maker of Tyvek construction wrapping material, Caterpillar in construction machinery and added to Wells Fargo partly due to its position as the nation’s largest mortgage originator.

At the end of the period, the Fund’s largest relative weightings were in financials, consumer discretionary and health care, with telecom services and consumer staples representing the largest underweights versus the S&P 500 Index. As more defensive companies outperformed in late 2011, we trimmed or eliminated several of the Fund’s holdings in telecommunications, utilities, consumer staples and health care. Our view was that select defensive stocks had relatively high valuations given projected growth rates and cash flows.

U.S. Large-Cap Core Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by

$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any.

October 1, 2011 - March 31, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,261.60	2.21
Service Class	1,000.00	1,259.90	3.62
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.05	1.97
Service Class	1,000.00	1,021.80	3.23

*	Expenses are equal to the Fund’s annualized expense ratio of 0.39% for Investment Class shares and 0.64% for Service Class shares (for the period October 1, 2011 - March 31, 2012), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended March 31, 2012 were as follows: 26.16% for Investment Class shares and 25.99% for Service Class shares. Past performance does not guarantee future results.

U.S. Large-Cap Core Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities of large-capitalization U.S. companies, such as common and preferred stocks. The Fund invests in U.S. large-cap companies (meaning companies with a market capitalization of $8 billion or more) that the portfolio managers believe are undervalued by the market but have solid growth prospects.

Morningstar Performance Comparison

Based on average annual returns for periods ended March 31, 2012

	Six Months**	One Year	Five Year	Ten Year
Number of funds in peer group	1,838	1,778	1,393	849
Peer group average annual total return	25.04%	5.02%	1.12%	3.42%

Morningstar Category in peer group: Large Blend

Top Ten Largest Holdings as of March 31, 2012

as a % of Fair Value (b)(c)

Apple Inc.	4.31%
Microsoft Corp.	3.66%
Cisco Systems Inc.	3.22%
Wells Fargo & Co.	3.21%
Chevron Corp.	2.57%
Pfizer Inc.	2.57%
Time Warner Inc.	2.48%
Kraft Foods Inc.	2.43%
International Business Machines Corp.	2.31%
Covidien PLC	2.27%

Sector Allocation as of March 31, 2012

Portfolio Composition as a % of the Fair Value of $219,634 (in thousands) as of March 31, 2012 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2012

Investment Class Shares (Inception date: 2/2/00)

	Six Months**	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment(a)
U.S. Large-Cap Core Equity Fund	26.16%	4.46%	3.15%	4.81%	$15,998
S&P 500 Index	25.89%	8.54%	2.01%	4.12%	$14,976

Service Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2012

Service Class Shares (Inception date: 9/30/05)

	Six Months**	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment(a)
U.S. Large-Cap Core Equity Fund	25.99%	4.22%	2.92%	5.24%	$13,933
S&P 500 Index	25.89%	8.54%	2.01%	4.29%	$13,144

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	less than 0.05%.

**	Total returns for the six month period ended March 31, 2012 are not annualized.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

U.S. Large-Cap Core Equity Fund

Schedule of Investments	March 31, 2012 (unaudited)

Core Value Equity Fund

	Number of Shares	Fair Value

Common Stock — 96.9%†

Advertising — 2.2%

Omnicom Group Inc.	97,277	$4,927,080

Aerospace & Defense — 1.8%

Honeywell International Inc.	63,838	3,897,310

Agricultural Products — 1.4%

Archer-Daniels-Midland Co.	97,277	3,079,790

Air Freight & Logistics — 2.4%

FedEx Corp.	18,239	1,677,258
United Parcel Service Inc.	44,991	3,631,674
		5,308,932

Asset Management & Custody Banks — 4.5%

Ameriprise Financial Inc.	63,838	3,647,065
Invesco Ltd.	121,596	3,242,965
State Street Corp.	66,878	3,042,949	(e)
		9,932,979

Auto Parts & Equipment — 0.3%

Johnson Controls Inc.	19,695	639,694

Automobile Manufacturers — 0.7%

Ford Motor Co.	129,500	1,617,455

Automotive Retail — 0.4%

AutoZone Inc.	2,128	791,190	(a)

Biotechnology — 1.5%

Amgen Inc.	48,639	3,306,966	(h)

Brewers — 0.2%

Molson Coors Brewing Co.	9,120	412,680

Broadcasting — 0.6%

CBS Corp.	40,735	1,381,324

Cable & Satellite — 1.3%

Comcast Corp.	94,238	2,828,082

Communications Equipment — 3.2%

Cisco Systems Inc.	334,390	7,072,349	(h)

Computer Hardware — 4.3%

Apple Inc.	15,808	9,476,422	(a,h)

	Number of Shares	Fair Value

Construction & Farm Machinery & Heavy Trucks — 0.5%

Caterpillar Inc.	10,336	$1,100,991

Consumer Finance — 1.9%

American Express Co.	71,134	4,115,813

Data Processing & Outsourced Services — 0.2%

The Western Union Co.	18,239	321,006

Department Stores — 0.9%

Macy’s Inc.	51,033	2,027,541

Diversified Chemicals — 0.6%

EI du Pont de Nemours & Co.	26,752	1,415,181

Diversified Financial Services — 6.4%

Citigroup Inc.	60,799	2,222,203
Comerica Inc.	62,014	2,006,773
JPMorgan Chase & Co.	60,798	2,795,492
Wells Fargo & Co.	206,714	7,057,216
		14,081,684

Diversified Metals & Mining — 0.7%

Freeport-McMoRan Copper & Gold Inc.	42,559	1,618,944

Drug Retail — 0.7%

CVS Caremark Corp.	34,655	1,552,544

Electric Utilities — 2.0%

Exelon Corp.	45,599	1,787,937
FirstEnergy Corp.	37,695	1,718,515
NextEra Energy Inc.	13,376	817,006
		4,323,458

Electrical Components & Equipment — 0.8%

Cooper Industries PLC	27,359	1,749,608

Fertilizers & Agricultural Chemicals — 0.8%

Potash Corporation of Saskatchewan Inc.	36,479	1,666,726

General Merchandise Stores — 1.2%

Target Corp.	46,815	2,727,910

Healthcare Equipment — 2.9%

Baxter International Inc.	22,432	1,340,985
Covidien PLC	91,197	4,986,652
		6,327,637

Healthcare Facilities — 0.6%

HCA Holdings Inc.	51,679	1,278,538

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Large-Cap Core Equity Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Healthcare Services — 1.7%

Express Scripts Inc.	66,878	$3,623,450	(a)

Heavy Electrical Equipment — 0.6%

ABB Ltd. ADR	63,838	1,302,934

Home Improvement Retail — 0.8%

Lowe’s Companies Inc.	57,758	1,812,446

Independent Power Producers & Energy Traders — 2.2%

Calpine Corp.	106,397	1,831,092	(a)
The AES Corp.	224,953	2,940,136	(a)
		4,771,228

Industrial Conglomerates — 0.5%

Siemens AG ADR	9,728	980,972

Industrial Machinery — 0.6%

Eaton Corp.	27,359	1,363,299

Insurance Brokers — 0.8%

Marsh & McLennan Companies Inc.	51,679	1,694,554

Integrated Oil & Gas — 5.4%

Chevron Corp.	52,715	5,653,157
Exxon Mobil Corp.	30,844	2,675,100	(h)
Hess Corp.	38,303	2,257,962
Occidental Petroleum Corp.	14,300	1,361,789
		11,948,008

Integrated Telecommunication Services — 0.5%

AT&T Inc.	36,479	1,139,239

IT Consulting & Other Services — 2.3%

International Business Machines Corp.	24,319	5,074,159	(h)

Life & Health Insurance — 1.9%

MetLife Inc.	51,679	1,930,211
Prudential Financial Inc.	36,479	2,312,404
		4,242,615

Life Sciences Tools & Services — 1.3%

Agilent Technologies Inc.	15,200	676,552
PerkinElmer Inc.	79,646	2,203,008
		2,879,560

Managed Healthcare — 0.5%

UnitedHealth Group Inc.	19,456	1,146,737

Movies & Entertainment — 4.3%

The Walt Disney Co.	91,197	3,992,605
Time Warner Inc.	144,578	5,457,819
		9,450,424

	Number of Shares	Fair Value

Multi-Line Insurance — 0.2%

Hartford Financial Services Group Inc.	15,200	$320,416

Oil & Gas Equipment & Services — 1.7%

National Oilwell Varco Inc.	10,944	869,720
Schlumberger Ltd.	40,735	2,848,599
		3,718,319

Oil & Gas Exploration & Production — 2.1%

Anadarko Petroleum Corp.	43,167	3,381,703
Southwestern Energy Co.	39,519	1,209,281	(a)
		4,590,984

Oil & Gas Refining & Marketing — 0.6%

Marathon Petroleum Corp.	29,162	1,264,464

Oil & Gas Storage & Transportation — 0.7%

Spectra Energy Corp.	18,239	575,440
The Williams Companies Inc.	30,399	936,593
		1,512,033

Packaged Foods & Meats — 3.3%

ConAgra Foods Inc.	21,279	558,787
Kellogg Co.	6,080	326,070
Kraft Foods Inc.	140,199	5,328,964
Nestle S.A. ADR	17,631	1,110,753
		7,324,574

Pharmaceuticals — 4.1%

Johnson & Johnson	38,911	2,566,570
Novartis AG ADR	15,199	842,177
Pfizer Inc.	249,273	5,648,526
		9,057,273

Property & Casualty Insurance — 1.3%

ACE Ltd.	39,519	2,892,791

Regional Banks — 0.1%

Regions Financial Corp.	42,560	280,470

Reinsurance — 1.0%

PartnerRe Ltd.	15,199	1,031,860
RenaissanceRe Holdings Ltd.	16,416	1,243,184
		2,275,044

Research & Consulting Services — 0.8%

Nielsen Holdings N.V.	55,341	1,667,978	(a)

Semiconductors — 2.8%

Altera Corp.	29,183	1,162,067
Intel Corp.	71,742	2,016,668
Microchip Technology Inc.	21,887	814,196
Texas Instruments Inc.	66,878	2,247,770
		6,240,701

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Large-Cap Core Equity Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Soft Drinks — 3.0%

Coca-Cola Enterprises Inc.	106,397	$3,042,954
PepsiCo Inc.	54,718	3,630,539
		6,673,493

Specialty Chemicals — 0.4%

Albemarle Corp.	12,160	777,267

Steel — 0.8%

Allegheny Technologies Inc.	41,343	1,702,091

Systems Software — 5.6%

Microsoft Corp.	249,273	8,039,054	(h)
Oracle Corp.	144,700	4,219,452	(h)
		12,258,506

Total Common Stock (Cost $182,177,530)		212,965,863

Exchange Traded Funds — 1.6%
Financial Select Sector SPDR Fund	45,376	716,033	(n)
Industrial Select Sector SPDR Fund	73,028	2,732,708	(h,n)

Total Exchange Traded Funds (Cost $2,864,238)		3,448,741

Other Investments — 0.0%*
GEI Investment Fund (Cost $16,230)		16,717	(k)

Total Investments in Securities (Cost $185,057,998)		216,431,321

Short-Term Investments — 1.4%
GE Institutional Money Market Fund - Investment Class 0.04% (Cost $3,202,768)		3,202,768	(d,k)

Total Investments (Cost $188,260,766)		219,634,089

Other Assets and Liabilities, net — 0.1%		124,329

NET ASSETS — 100.0%		$219,758,418

Other Information

The Fund had the following long futures contracts open at March 31, 2012 (unaudited):

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 E Mini Index Futures	June 2012	32	$2,245,120	$30,972

See Notes to Schedules of Investments and Notes to Financial Statements.

Premier Growth Equity Fund	(unaudited)

David B. Carlson Chief Investment Officer – U.S. Equities

The Premier Growth Equity Fund is managed by David B. Carlson. See portfolio managers’ biographical information beginning on page 136.

Q.	How did the GE Institutional Premier Growth Equity Fund perform compared to its benchmarks and Morningstar peer group for the six-month period ended March 31, 2012?

A.

For the six-month period ended March 31, 2012, the GE Institutional Premier Growth Equity Fund returned 28.54% for the Investment Class shares and 28.45% for the Service Class shares. The Fund’s benchmarks, the S&P 500® Index (S&P 500 Index) and the Russell 1000 Growth Index returned 25.89% and 26.85%, respectively and the Fund’s Morningstar peer group of 1,702 US Growth Funds returned an average of 26.56% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The period witnessed a reversal of sentiment driven by incremental improvements in the European Sovereign Debt situations, stronger U.S. macro indicators and, towards the end of the period, resolution of the U.S. Federal Reserve bank stress tests. Against this backdrop, a rotation out of defensive stocks and into more economically-sensitive areas of the market benefited the Fund which was positioned pro-cyclically.

In a strong up-market in which the S&P 500 Index advanced close to 26%, stocks most sensitive to market movements (i.e., “higher-beta” stocks) rallied even more. The Fund owned several of these types of stocks due to its growth style of investing. As a result, the Fund benefited both from favorable sector positioning as well as strong stock selection.

Correlations, or the degree to which stocks trade in lock-step with the S&P 500 Index and each other, also came down as the period progressed and macro concerns abated. Investors turned their focus back to fundamentals and we saw more valuation and return dispersion in the market, making it a better environment for active stock selection.

Q.	What stocks and sectors significantly affected the Fund’s performance?

A.	Strong stock selection within the technology and health care sectors drove the Fund’s outperformance. Key underweights in the defensive utilities, consumer staples and telecommunication sectors also helped returns. The Fund’s energy and financials holdings, however, trimmed its relative performance.

Cyclical stocks led the Fund higher. For example, the outlook for specialty retailer Lowe’s (+64%) brightened as housing showed signs of bottoming. Qualcomm (+41%), Apple (+57%), Visa (+38%) and Liberty Global (+38%) all benefited from increased consumer activity and improving consumer sentiment. The Fund’s sole industrials holding, Dover, soared +37%. Express Scripts’ (+46%) is also worth mentioning as the pharmacy benefits manager anticipated approval of its proposed merger with Medco. This transaction was subsequently approved on April 2, 2012.

In an otherwise strong period of performance, some of the Fund’s less cyclical holdings weighed on returns, including PepsiCo (+9%) and American Tower (+18% — this large cell-tower owner was reclassified as a Real Estate Investment Trust during the period). Other holdings dampened results, but put up strong absolute performance. Stocks that failed to keep up with some of the high-fliers in their respective industries included, DirecTV (+17%), CME (+20%), Bed Bath & Beyond (+15%), and Western Union (+16%).

Q.	Were there any significant changes in the Fund during the period?

A.	Changes to the Fund were modest during the period. We ended March with 35 stocks

(unaudited)

in the Fund, roughly flat with the start of the year. Technology remains the largest sector in the Fund. We think tech has several things going for it: financial strength (large cash balances and free cash flow generation), global diversification (over 50% of the tech sector revenue is outside the U.S.), product cycle growth (e.g. wireless data), and attractive valuations. The Fund continues to have an underweight in utilities and consumer staples. We believe valuation looks full in these sectors, particularly after the strong performance in 2011. Despite a strong six months, we expect global macro events could continue to create volatility in the market. Potential sources of uncertainty include, Europe, slowing growth in China and other emerging markets, an upcoming U.S. presidential election and the looming fiscal cliff which could shape the election debate. We continue to focus on what we believe are financially strong companies with great management teams at attractive valuations. In a slow growth world, we believe the Fund’s collection of above-average growers will do well over the long term.

Premier Growth Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by

$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any.

October 1, 2011 - March 31, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,285.40	2.17
Service Class	1,000.00	1,284.50	3.60
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.10	1.92
Service Class	1,000.00	1,021.85	3.18

*	Expenses are equal to the Fund’s annualized expense ratio of 0.38% for Investment Class shares and 0.63% for Service Class shares (for the period October 1, 2011 - March 31, 2012), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended March 31, 2012 were as follows: 28.54% for Investment Class shares and 28.45% for Service Class shares. Past performance does not guarantee future results.

Premier Growth Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in a limited number of large and medium -sized companies (meaning companies with a market capitalization of $2 billion or more) that the portfolio manager believes have above-average growth histories and/or growth potential.

Morningstar Performance Comparison

Based on average annual returns for periods ended March 31, 2012

	Six Months**	One Year	Five Year	Ten Year
Number of funds in peer group	1,702	1,661	1,272	822
Peer group average annual total return	26.56%	6.86%	3.05%	3.28%

Morningstar Category in peer group: Large Growth

Top Ten Largest Holdings as of March 31, 2012

as a % of Fair Value (b)(c)

Apple Inc.	6.73%
Qualcomm Inc.	4.92%
Schlumberger Ltd.	4.17%
Express Scripts Inc.	3.97%
eBay Inc.	3.76%
CME Group Inc.	3.75%
Liberty Global Inc.	3.72%
Visa Inc.	3.71%
The Western Union Co.	3.60%
Covidien PLC	3.59%

Sector Allocation as of March 31, 2012

Portfolio Composition as a % of the Fair Value of $262,170 (in thousands) as of March 31, 2012 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2012

Investment Class Shares (Inception date: 10/29/99)

	Six Months**	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Premier Growth Equity Fund	28.54%	10.43%	4.44%	4.01%	$14,821
S&P 500 Index	25.89%	8.54%	2.01%	4.12%	$14,976
Russell 1000 Growth	26.85%	11.03%	5.10%	4.29%	$15,220

Service Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2012

Service Class Shares (Inception date: 1/3/01)

	Six Months**	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Premier Growth Equity Fund	28.45%	10.22%	4.08%	3.70%	$14,385
S&P 500 Index	25.89%	8.54%	2.01%	4.12%	$14,976
Russell 1000 Growth	26.85%	11.03%	5.10%	4.29%	$15,220

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	less than 0.05%.

**	Total returns for the six month period ended March 31, 2012 are not annualized.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Premier Growth Equity Fund

Schedule of Investments	March 31, 2012 (unaudited)

Premier Growth Equity Fund

	Number of Shares	Fair Value

Common Stock — 96.4%†

Air Freight & Logistics — 2.8%

United Parcel Service Inc.	92,329	$7,452,797

Application Software — 1.2%

Intuit Inc.	54,905	3,301,438

Asset Management & Custody Banks — 2.5%

State Street Corp.	143,753	6,540,761	(e)

Biotechnology — 4.3%

Amgen Inc.	99,825	6,787,102
Gilead Sciences Inc.	92,341	4,510,858	(a)
		11,297,960

Broadcasting — 2.6%

Discovery Communications Inc.	147,247	6,902,939	(a)

Cable & Satellite — 6.9%

DIRECTV	169,711	8,373,541	(a)
Liberty Global Inc.	203,650	9,752,798	(a)
		18,126,339

Casinos & Gaming — 1.8%

Las Vegas Sands Corp.	82,356	4,741,235

Communications Equipment — 6.3%

Cisco Systems Inc.	169,708	3,589,324
Qualcomm Inc.	189,678	12,901,898
		16,491,222

Computer Hardware — 6.7%

Apple Inc.	29,449	17,653,792	(a)

Data Processing & Outsourced Services — 10.1%

Paychex Inc.	234,593	7,270,037
The Western Union Co.	536,580	9,443,808
Visa Inc.	82,363	9,718,834
		26,432,679

Fertilizers & Agricultural Chemicals — 2.9%

Monsanto Co.	95,835	7,643,800

Healthcare Equipment — 3.6%

Covidien PLC	172,204	9,416,115

Healthcare Services — 4.9%

Express Scripts Inc.	192,169	10,411,716	(a)
LIncare Holdings Inc.	99,830	2,583,600
		12,995,316

	Number of Shares	Fair Value

Home Furnishing Retail — 1.9%

Bed Bath & Beyond Inc.	74,375	$4,891,644	(a,h)

Home Improvement Retail — 3.4%

Lowe’s Companies Inc.	284,495	8,927,453

Industrial Machinery — 2.8%

Dover Corp.	115,801	7,288,515

Internet Retail — 1.1%

Amazon.com Inc.	14,225	2,880,705	(a)

Internet Software & Services — 7.3%

Baidu Inc. ADR	63,390	9,240,360	(a)
eBay Inc.	267,040	9,851,106	(a)
		19,091,466

Investment Banking & Brokerage — 2.1%

The Goldman Sachs Group Inc.	44,923	5,587,073

Oil & Gas Equipment & Services — 4.1%

Schlumberger Ltd.	156,230	10,925,164

Oil & Gas Exploration & Production — 1.1%

Anadarko Petroleum Corp.	37,425	2,931,874

Real Estate Services — 1.1%

CBRE Group Inc.	144,751	2,889,230	(a)

Soft Drinks — 3.3%

PepsiCo Inc.	129,777	8,610,704

Specialized Finance — 3.7%

CME Group Inc.	33,942	9,820,439

Specialized REITs — 3.2%

American Tower Corp.	132,277	8,336,096

Specialty Stores — 1.5%

Dick’s Sporting Goods Inc.	79,863	3,839,813

Systems Software — 3.2%

Microsoft Corp.	177,195	5,714,539
Oracle Corp.	92,316	2,691,935
		8,406,474

Total Common Stock (Cost $189,515,545)		253,423,043

See Notes to Schedules of Investments and Notes to Financial Statements.

Premier Growth Equity Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Fair Value

Other Investments — 0.1%
GEI Investment Fund (Cost $116,406)	$119,898	(k)

Total Investments in Securities (Cost $189,631,951)	253,542,941

Short-Term Investments — 3.3%
GE Institutional Money Market Fund - Investment Class 0.04% (Cost $8,627,156)	8,627,156	(d,k)

Total Investments (Cost $198,259,107)	262,170,097

Other Assets and Liabilities, net — 0.2%	643,482

NET ASSETS — 100.0%	$262,813,579

Other Information

The Fund had the following long futures contracts open at March 31, 2012 (unaudited):

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	June 2012	47	$3,297,520	$57,342

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund	(unaudited)

David Wiederecht

President and Chief Investment Officer – Investment Solutions

The Small-Cap Equity Fund is managed by David Wiederecht, who is vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Mr. Wiederecht has full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Champlain Investment Partners, LLC; GlobeFlex Capital, LP; Kennedy Capital Management, Inc.; Palisade Capital Management L.L.C., and SouthernSun Asset Management, LLC. See portfolio managers’ biographical information beginning on page 136.

Q.	How did the GE Institutional Small-Cap Equity Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended March 31, 2012?

A.	For the six-month period ended March 31, 2012, the GE Institutional Small-Cap Equity Fund returned 30.42% for the Investment Class shares and 30.17% for the Service Class shares. The Fund’s benchmark, the Russell 2000 Index returned 29.84% and the Fund’s Morningstar peer group of 670 US Small Blend Funds returned an average of 29.38% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The Fund benefitted from the overall strong momentum for equities after share prices bottomed out in October 2011. After stock prices fell sharply in the second quarter of 2011 investor sentiment was that equity valuations became very attractively priced. In addition to attractive valuations, economic data in the U.S. over the last six months had been steadily improving with unemployment falling, consumer confidence improving and better than expected earnings results. Equities have also been supported by record low interest rates in the U.S. and the European Central Bank’s Long Term Refinancing Operations (LTROs) that provided banks with over $1 billion in low interest rate funding for three years. U.S. Federal Reserve Chairman Bernanke has also indicated that the Federal Open Market Committee would be willing to take more action if conditions deteriorated and is likely to keep rates low until the end of 2014.

Q.	What stocks and sectors significantly affected the Fund’s performance?

A.	The Fund benefitted from positive stock selection from six out of the ten sectors with the greatest contribution coming from holdings in the information technology and industrials sectors. Top performing stocks included Solutia (chemicals), which appreciated sharply as Eastman Kodak agreed to purchase the company in January, and Molina Healthcare (managed care). RSC Holdings (equipment rentals) was another stock that performed strongly due to an announcement that United Rentals Inc. would purchase the company.

The worst performing sectors for the Fund were the consumer discretionary and consumer staples sectors. Within those sectors the laggards included Deckers Outdoor (footwear), which underperformed on lower guidance for the first quarter of 2012, and Flowers Foods (baked goods) that missed earnings estimates due to higher costs.

Q.	Were there any significant changes in the Fund during the period?

A.	There were no significant changes in the Fund the last six months. The Fund’s sub-advisors were unchanged and the sector weightings of the portfolio also did not shift materially. The Fund’s largest sector overweight remained the industrials and consumer staples sectors, while the largest underweight was in the financials and utilities sectors.

Small-Cap Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by

$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any.

October 1, 2011 - March 31, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,304.20	5.13
Service Class	1,000.00	1,301.70	6.50
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,020.55	4.50
Service Class	1,000.00	1,019.35	5.70

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89% for Investment Class shares and 1.13% for Service Class shares (for the period October 1, 2011 - March 31, 2012), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended March 31, 2012 were as follows: 30.42% for Investment Class shares and 30.17% for Service Class shares. Past performance does not guarantee future results.

Small-Cap Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. The Fund uses a multi- sub-adviser investment strategy that combines growth, value and core investment management styles, which allows the Fund the potential to benefit from both value and growth cycles in the marketplace.

Morningstar Performance Comparison

Based on average annual returns for periods ended March 31, 2012

	Six Months**	One Year	Five Year	Ten Year
Number of funds in peer group	670	653	494	305
Peer group average annual total return	29.38%	-0.40%	1.54%	6.18%

Morningstar Category in peer group: Small Blend

Top Ten Largest Holdings as of March 31, 2012

as a % of Fair Value (b)(c)

Sensient Technologies Corp.	1.15%
Bio-Reference Labs Inc.	1.11%
Jarden Corp.	0.96%
LKQ Corp.	0.89%
MICROS Systems Inc.	0.88%
Parametric Technology Corp.	0.87%
Darling International Inc.	0.85%
Oil States International Inc.	0.84%
Old Dominion Freight Line Inc.	0.84%
Solutia Inc.	0.82%

Sector Allocation as of March 31, 2012

Portfolio Composition as a % of the Fair Value of $996,185 (in thousands) as of March 31, 2012 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2012

Investment Class Shares (Inception date: 8/3/98)

	Six Months**	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Small-Cap Equity Fund	30.42%	5.51%	3.83%	6.35%	$18,510
Russell 2000 Index	29.84%	-0.18%	2.13%	6.45%	$18,680

Service Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2012

Service Class Shares (Inception date: 9/30/05)

	Six Months**	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
Small-Cap Equity Fund	30.17%	5.28%	3.58%	5.49%	$14,153
Russell 2000 Index	29.84%	-0.18%	2.13%	4.79%	$13,556

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	less than 0.05%

**	Total returns for the six month period ended March 31, 2012 are not annualized.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance, The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Small-Cap Equity Fund

Schedule of Investments	March 31, 2012 (unaudited)

Small-Cap Equity Fund

	Number of Shares	Fair Value

Common Stock — 92.6%†

Advertising — 0.7%

Arbitron Inc.	199,600	$7,381,208

Aerospace & Defense — 1.1%

Esterline Technologies Corp.	60,012	4,288,458	(a)
Hexcel Corp.	16,600	398,566	(a)
Moog Inc.	18,514	794,065	(a)
Teledyne Technologies Inc.	66,300	4,180,215	(a)
Triumph Group Inc.	14,503	908,758
		10,570,062

Agricultural Products — 0.9%

Darling International Inc.	487,600	8,493,992	(a)
Fresh Del Monte Produce Inc.	31,542	720,419
		9,214,411

Air Freight & Logistics — 0.5%

HUB Group Inc.	67,000	2,414,010	(a)
UTi Worldwide Inc.	133,000	2,291,590
		4,705,600

Alternative Carriers — 0.0%*

Vonage Holdings Corp.	125,100	276,471	(a)

Apparel Retail — 1.3%

Aeropostale Inc.	190,111	4,110,200	(a)
American Eagle Outfitters Inc.	106,700	1,834,173
Ascena Retail Group Inc.	11,000	487,520	(a)
DSW Inc.	7,900	432,683
Express Inc.	15,900	397,182	(a)
Genesco Inc.	7,146	512,011	(a)
The Buckle Inc.	118,600	5,680,940
		13,454,709

Apparel, Accessories & Luxury Goods — 1.0%

Columbia Sportswear Co.	122,646	5,819,553
Iconix Brand Group Inc.	134,175	2,331,962	(a)
Maidenform Brands Inc.	83,414	1,877,649	(a)
True Religion Apparel Inc.	12,400	339,760	(a)
		10,368,924

Application Software — 5.5%

ACI Worldwide Inc.	134,100	5,400,207	(a)
Actuate Corp.	68,700	431,436	(a)
Advent Software Inc.	11,700	299,520	(a)
Blackbaud Inc.	148,600	4,937,978
Bottomline Technologies Inc.	146,500	4,093,210	(a)
Compuware Corp.	47,400	435,606	(a)
Concur Technologies Inc.	107,000	6,139,660	(a)
Ebix Inc.	102,600	2,376,216

	Number of Shares	Fair Value

Fair Isaac Corp.	11,000	$482,900
Kenexa Corp.	15,700	490,468	(a)
Mentor Graphics Corp.	31,700	471,062	(a)
Monotype Imaging Holdings Inc.	35,800	533,420	(a)
NICE Systems Ltd. ADR	85,500	3,360,150	(a)
Parametric Technology Corp.	311,200	8,694,928	(a)
QLIK Technologies Inc.	147,000	4,704,000	(a)
Quest Software Inc.	24,604	572,535	(a)
SolarWinds Inc.	65,000	2,512,250	(a)
SS&C Technologies Holdings Inc.	245,405	5,725,299	(a)
Tyler Technologies Inc.	15,800	606,878	(a)
Ultimate Software Group Inc.	37,200	2,726,016	(a)
		54,993,739

Asset Management & Custody Banks — 1.3%

Affiliated Managers Group Inc.	61,300	6,853,953	(a)
Financial Engines Inc.	93,500	2,090,660	(a)
Manning & Napier Inc.	33,000	485,100	(a)
Pzena Investment Management Inc.	60,200	352,170
Waddell & Reed Financial Inc.	107,000	3,467,870
		13,249,753

Auto Parts & Equipment — 0.3%

Accuride Corp.	14,818	128,768	(a)
Dana Holding Corp.	76,538	1,186,339
Federal-Mogul Corp.	16,950	291,709	(a)
Modine Manufacturing Co.	60,210	531,654	(a)
Stoneridge Inc.	56,574	559,517	(a)
Tenneco Inc.	13,350	495,953	(a)
		3,193,940

Automobile Manufacturers — 0.5%

Thor Industries Inc.	163,645	5,164,636

Automotive Retail — 0.1%

America’s Car-Mart Inc.	13,138	577,809	(a)

Biotechnology — 1.1%

Cepheid Inc.	8,900	372,287	(a)
Cubist Pharmaceuticals Inc.	59,300	2,564,725	(a)
Genomic Health Inc.	80,000	2,448,800	(a)
Myriad Genetics Inc.	151,700	3,589,222	(a)
PDL BioPharma Inc.	44,836	284,709
Progenics Pharmaceuticals Inc.	59,000	584,100	(a)
Sciclone Pharmaceuticals Inc.	104,300	658,133	(a)
Spectrum Pharmaceuticals Inc.	28,700	362,481	(a)
		10,864,457

Building Products — 0.3%

AAON Inc.	24,340	491,425
Apogee Enterprises Inc.	44,692	578,761
Simpson Manufacturing Company Inc.	13,200	425,700
Universal Forest Products Inc.	30,604	1,055,226
		2,551,112

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Casinos & Gaming — 0.1%

Ameristar Casinos Inc.	21,100	$393,093
Wms Industries Inc.	43,970	1,043,408	(a)
		1,436,501

Catalog Retail — 0.0%*

HSN Inc.	11,000	418,330

Coal & Consumable Fuels — 0.2%

James River Coal Co.	338,925	1,735,296	(a)

Commercial Banks — 0.0%*

First Commonwealth Financial Corp.	10,107	61,855

Commercial Printing — 0.0%*

Consolidated Graphics Inc.	8,460	382,815	(a)

Commodity Chemicals — 0.6%

Koppers Holdings Inc.	146,500	5,649,040
OM Group Inc.	12,436	342,114	(a)
		5,991,154

Communications Equipment — 0.2%

Arris Group Inc.	70,955	801,792	(a)
Netgear Inc.	32,170	1,228,894	(a)
		2,030,686

Computer & Electronics Retail — 0.1%

Conn’s Inc.	40,800	626,280	(a)

Computer Hardware — 0.1%

Silicon Graphics International Corp.	80,000	774,400	(a)

Computer Storage & Peripherals — 0.1%

MTS Systems Corp.	6,310	334,998
Synaptics Inc.	11,800	430,818	(a)
		765,816

Construction & Engineering — 1.9%

Chicago Bridge & Iron Company N.V.	152,000	6,564,880
Dycom Industries Inc.	22,100	516,256	(a)
Primoris Services Corp.	44,300	711,458
Quanta Services Inc.	166,000	3,469,400	(a)
URS Corp.	174,925	7,437,811
		18,699,805

Construction & Farm Machinery & Heavy Trucks — 1.7%

AGCO Corp.	148,100	6,991,801	(a)
Astec Industries Inc.	45,290	1,652,179	(a)
Cascade Corp.	1,964	98,436
Greenbrier Companies Inc.	69,385	1,373,129	(a)

	Number of Shares	Fair Value

Sauer-Danfoss Inc.	9,200	$432,400
Trinity Industries Inc.	205,900	6,784,405
		17,332,350

Construction Materials — 0.1%

Eagle Materials Inc.	13,200	458,700	(a)

Consumer Electronics — 0.0%*

Harman International Industries Inc.	6,966	326,078

Consumer Finance — 0.1%

Ezcorp Inc.	15,950	517,657	(a)
Nelnet Inc.	20,850	540,224
		1,057,881

Data Processing & Outsourced Services — 2.6%

Broadridge Financial Solutions Inc.	264,375	6,321,206
Cardtronics Inc.	79,500	2,086,875	(a)
Global Cash Access Holdings Inc.	581,884	4,538,695	(a)
Heartland Payment Systems Inc.	18,600	536,424
Jack Henry & Associates Inc.	106,500	3,633,780
NeuStar Inc.	80,000	2,980,000	(a)
TeleTech Holdings Inc.	25,150	404,915	(a)
TNS Inc.	50,297	1,092,954	(a)
Wright Express Corp.	66,500	4,304,545	(a)
		25,899,394

Distributors — 0.9%

LKQ Corp.	285,300	8,892,801	(a)

Diversified Chemicals — 0.9%

LSB Industries Inc.	13,400	521,528	(a)
Solutia Inc.	293,800	8,208,772
		8,730,300

Diversified Metals & Mining — 0.3%

Compass Minerals International Inc.	42,900	3,077,646

Diversified REITs — 0.1%

Cousins Properties Inc.	26,139	198,134
PS Business Parks Inc.	7,400	484,996
Washington Real Estate Investment Trust	22,194	659,162
		1,342,292

Diversified Support Services — 0.7%

Copart Inc.	80,000	2,085,600	(a)
Healthcare Services Group Inc.	206,800	4,398,636
Unifirst Corp.	13,755	846,620
		7,330,856

Education Services — 0.7%

American Public Education Inc.	34,500	1,311,000	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Capella Education Co.	42,500	$1,527,875	(a)
K12 Inc.	106,500	2,516,595	(a)
LIncoln Educational Services Corp.	42,400	335,384
Strayer Education Inc.	16,000	1,508,480
		7,199,334

Electric Utilities — 0.7%

Allete Inc.	23,337	968,252
IDACORP Inc.	138,000	5,674,560
Westar Energy Inc.	27,918	779,750
		7,422,562

Electrical Components & Equipment — 1.0%

Acuity Brands Inc.	7,200	452,376	(a)
Belden Inc.	11,700	443,547
Brady Corp.	133,000	4,302,550
EnerSys	45,988	1,593,484	(a)
Generac Holdings Inc.	17,800	436,990	(a)
II-VI Inc.	53,969	1,276,367	(a)
LSI Industries Inc.	34,584	253,501
Regal-Beloit Corp.	12,043	789,419
		9,548,234

Electronic Components — 0.1%

Dolby Laboratories Inc.	11,900	452,914	(a)
Littelfuse Inc.	7,173	449,747
		902,661

Electronic Equipment & Instruments — 0.5%

Daktronics Inc.	24,495	217,761
Elster Group SE ADR	110,000	1,739,100	(a)
National Instruments Corp.	122,000	3,479,440
		5,436,301

Electronic Manufacturing Services — 0.7%

Measurement Specialties Inc.	111,593	3,760,684	(a)
Methode Electronics Inc.	75,765	703,099
Multi-Fineline Electronix Inc.	50,849	1,395,805	(a)
Plexus Corp.	25,555	894,169	(a)
		6,753,757

Environmental & Facilities Services — 0.4%

ABM Industries Inc.	158,000	3,839,400

Food Distributors — 0.1%

Nash FInch Co.	5,205	147,926
Spartan Stores Inc.	60,900	1,103,508
		1,251,434

Food Retail — 0.6%

Harris Teeter Supermarkets Inc.	144,500	5,794,450

Footwear — 1.2%

Deckers Outdoor Corp.	92,300	5,819,515	(a)
Wolverine World Wide Inc.	158,444	5,890,948
		11,710,463

	Number of Shares	Fair Value

Gas Utilities — 0.1%

South Jersey Industries Inc.	20,928	$1,047,237

Healthcare Distributors — 0.6%

Owens & Minor Inc.	194,246	5,907,021

Healthcare Equipment — 2.9%

Analogic Corp.	8,000	540,320
Cyberonics Inc.	12,100	461,373	(a)
Exactech Inc.	14,962	237,148	(a)
Gen-Probe Inc.	72,000	4,781,520	(a)
Hill-Rom Holdings Inc.	25,635	856,465
Integra LifeSciences Holdings Corp.	133,500	4,631,115	(a)
Masimo Corp.	186,000	4,348,680	(a)
NuVasive Inc.	160,000	2,694,400	(a)
Teleflex Inc.	72,000	4,402,800
Thoratec Corp.	127,200	4,287,912	(a)
Volcano Corp.	80,000	2,268,000	(a)
		29,509,733

Healthcare Facilities — 0.4%

The Ensign Group Inc.	17,873	485,431
VCA Antech Inc.	134,500	3,121,745	(a)
		3,607,176

Healthcare Services — 2.3%

Bio-Reference Labs Inc.	469,500	11,037,945	(a)
Chemed Corp.	7,600	476,368
HMS Holdings Corp.	131,500	4,104,115	(a)
Magellan Health Services Inc.	786	38,365	(a)
Mednax Inc.	90,200	6,708,174	(a)
Metropolitan Health Networks Inc.	51,230	480,025	(a)
		22,844,992

Healthcare Supplies — 0.8%

Atrion Corp.	950	199,699
Merit Medical Systems Inc.	63,838	792,868	(a)
RTI Biologics Inc.	106,100	392,570	(a)
Staar Surgical Co.	45,100	488,433	(a)
West Pharmaceutical Services Inc.	133,000	5,656,490
		7,530,060

Healthcare Technology — 1.1%

Computer Programs & Systems Inc.	37,720	2,131,934
MedAssets Inc.	213,500	2,809,660	(a)
Medidata Solutions Inc.	93,500	2,490,840	(a)
Quality Systems Inc.	79,900	3,494,027
		10,926,461

Heavy Electrical Equipment — 0.1%

AZZ Inc.	9,300	480,252

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Home Furnishing Retail — 0.5%

Aaron’s Inc.	165,414	$4,284,223
Pier 1 Imports Inc.	28,827	524,075	(a)
		4,808,298

Home Furnishings — 0.0%*

Hooker Furniture Corp.	14,757	201,433

Household Products — 0.4%

Spectrum Brands Holdings Inc.	115,505	4,038,055	(a)

Housewares & Specialties — 1.3%

American Greetings Corp.	26,200	401,908
Jarden Corp.	236,800	9,526,464
Tupperware Brands Corp.	53,500	3,397,250
		13,325,622

Human Resource & Employment Services — 0.1%

GP Strategies Corp.	34,100	596,750	(a)
Insperity Inc.	19,200	588,288
		1,185,038

Industrial Conglomerates — 0.2%

Raven Industries Inc.	37,000	2,257,370

Industrial Machinery — 5.4%

Actuant Corp.	23,748	688,455
Briggs & Stratton Corp.	30,551	547,779
CIRCOR International Inc.	26,500	881,655
CLARCOR Inc.	53,500	2,626,315
Columbus McKinnon Corp.	33,407	544,200	(a)
EnPro Industries Inc.	106,000	4,356,600	(a)
ESCO Technologies Inc.	15,000	551,550	(a)
Flowserve Corp.	46,600	5,382,766
Harsco Corp.	59,500	1,395,870
IDEX Corp.	133,000	5,603,290
LB Foster Co.	8,411	239,798
LIncoln Electric Holdings Inc.	5,439	246,495
Middleby Corp.	57,300	5,797,614	(a)
Mueller Industries Inc.	57,900	2,631,555
Nordson Corp.	80,050	4,363,525
RBC Bearings Inc.	3,500	161,455	(a)
Robbins & Myers Inc.	53,000	2,758,650
Timken Co.	120,850	6,131,929
Trimas Corp.	177,100	3,965,269	(a)
Valmont Industries Inc.	7,367	864,959
Woodward Inc.	113,900	4,878,337
		54,618,066

Industrial REITs — 0.1%

DuPont Fabros Technology Inc.	16,969	414,892
First Potomac Realty Trust	67,661	818,021
		1,232,913

Insurance Brokers — 0.3%

Brown & Brown Inc.	134,500	3,198,410

	Number of Shares	Fair Value

Internet Software & Services — 1.0%

Ancestry.com Inc.	12,400	$281,976	(a)
comScore Inc.	160,000	3,422,400	(a)
Dice Holdings Inc.	43,900	409,587	(a)
Liquidity Services Inc.	11,000	492,800	(a)
LogMeIn Inc.	80,000	2,818,400	(a)
Monster Worldwide Inc.	42,600	415,350	(a)
NIC Inc.	67,900	823,627
Responsys Inc.	39,400	471,618	(a)
ValueClick Inc.	22,700	448,098	(a)
XO Group Inc.	43,800	411,282	(a)
		9,995,138

Investment Banking & Brokerage — 1.2%

BGC Partners Inc.	75,961	561,352
Duff & Phelps Corp.	31,500	489,510
Evercore Partners Inc.	14,900	433,143
GFI Group Inc.	348,100	1,308,856
Greenhill & Company Inc.	10,000	436,400
Piper Jaffray Co.	42,163	1,122,379	(a)
Raymond James Financial Inc.	176,500	6,447,545
Stifel Financial Corp.	22,242	841,637	(a)
		11,640,822

IT Consulting & Other Services — 0.3%

Caci International Inc.	7,100	442,259	(a)
Sapient Corp.	194,200	2,417,790	(a)
Unisys Corp.	27,700	546,244	(a)
		3,406,293

Leisure Products — 0.7%

Brunswick Corp.	47,617	1,226,138
Polaris Industries Inc.	68,325	4,929,649
Sturm Ruger & Company Inc.	12,000	589,200
		6,744,987

Life & Health Insurance — 0.1%

American Equity Investment Life Holding Co.	71,736	916,069
Delphi Financial Group Inc.	10,803	483,650
		1,399,719

Life Sciences Tools & Services — 2.2%

Bio-Rad Laboratories Inc.	52,200	5,412,618	(a)
Bruker Corp.	375,700	5,751,967	(a)
Charles River Laboratories International Inc.	13,600	490,824	(a)
ICON PLC ADR	161,200	3,420,664	(a)
Luminex Corp.	133,500	3,117,225	(a)
PAREXEL International Corp.	26,500	714,705	(a)
Techne Corp.	40,000	2,804,000
		21,712,003

Managed Healthcare — 1.4%

Centene Corp.	142,900	6,997,813	(a)
Molina Healthcare Inc.	195,813	6,585,190	(a)
WellCare Health Plans Inc.	9,300	668,484	(a)
		14,251,487

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Metal & Glass Containers — 1.0%

AEP Industries Inc.	18,131	$631,140	(a)
Aptargroup Inc.	80,000	4,381,600
Myers Industries Inc.	33,652	496,367
Silgan Holdings Inc.	106,500	4,707,300
		10,216,407

Movies & Entertainment — 0.1%

Regal Entertainment Group	33,200	451,520

Multi-Line Insurance — 0.6%

HCC Insurance Holdings Inc.	154,400	4,812,648
Horace Mann Educators Corp.	40,760	718,191
		5,530,839

Multi-Utilities — 0.9%

Avista Corp.	44,379	1,135,215
Black Hills Corp.	22,671	760,159
OGE Energy Corp.	130,725	6,993,787
		8,889,161

Office Electronics — 0.4%

Zebra Technologies Corp.	95,600	3,936,808	(a)

Office REITs — 1.4%

BioMed Realty Trust Inc.	384,557	7,298,892
Coresite Realty Corp.	132,900	3,135,111
Digital Realty Trust Inc.	31,500	2,330,055
Kilroy Realty Corp.	17,091	796,612
Lexington Realty Trust	60,395	542,951
		14,103,621

Office Services & Supplies — 0.3%

Herman Miller Inc.	108,800	2,498,048
Knoll Inc.	23,485	390,790
		2,888,838

Oil & Gas Drilling — 0.5%

Pioneer Drilling Co.	618,100	5,439,280	(a)

Oil & Gas Equipment & Services — 2.2%

Basic Energy Services Inc.	24,600	426,810	(a)
Cal Dive International Inc.	39,813	131,383	(a)
Dawson Geophysical Co.	12,979	445,829	(a)
Dril-Quip Inc.	21,400	1,391,428	(a)
Hornbeck Offshore Services Inc.	15,574	654,575	(a)
Key Energy Services Inc.	137,800	2,129,010	(a)
Lufkin Industries Inc.	10,500	846,825
Natural Gas Services Group Inc.	16,059	211,979	(a)
Oil States International Inc.	107,200	8,368,032	(a)
Superior Energy Services Inc.	180,500	4,757,980	(a)
Tetra Technologies Inc.	264,000	2,486,880	(a)
		21,850,731

Oil & Gas Exploration & Production — 3.3%

Approach Resources Inc.	24,300	897,885	(a)

	Number of Shares	Fair Value

Berry Petroleum Co.	23,022	$1,085,027
Bill Barrett Corp.	18,564	482,850	(a)
Carrizo Oil & Gas Inc.	17,500	494,550	(a)
Energy XXI Bermuda Ltd.	14,600	527,206	(a)
GeoResources Inc.	13,800	451,812	(a)
Gulfport Energy Corp.	105,100	3,060,512	(a)
Kodiak Oil & Gas Corp.	37,906	377,544	(a)
Newfield Exploration Co.	168,200	5,833,176	(a)
Northern Oil and Gas Inc.	186,500	3,868,010	(a)
Oasis Petroleum Inc.	106,500	3,283,395	(a)
Petroleum Development Corp.	66,500	2,466,485	(a)
Petroquest Energy Inc.	56,000	343,840	(a)
Resolute Energy Corp.	319,000	3,630,220	(a)
Rosetta Resources Inc.	9,400	458,344	(a)
SM Energy Co.	78,200	5,534,214
Stone Energy Corp.	18,800	537,492	(a)
Venoco Inc.	21,456	232,583	(a)
		33,565,145

Oil & Gas Refining & Marketing — 0.2%

Alon USA Energy Inc.	50,700	458,835
Western Refining Inc.	61,805	1,163,170
World Fuel Services Corp.	9,500	389,500
		2,011,505

Oil & Gas Storage & Transportation — 0.0%*

Golar LNG Ltd.	11,300	429,965

Packaged Foods & Meats — 3.8%

Flowers Foods Inc.	292,500	5,958,225
Lancaster Colony Corp.	80,000	5,316,800
Sanderson Farms Inc.	127,555	6,764,242
Smart Balance Inc.	213,500	1,411,235	(a)
Smithfield Foods Inc.	365,275	8,047,008	(a)
Snyders-Lance Inc.	200,500	5,182,925
TreeHouse Foods Inc.	93,500	5,563,250	(a)
		38,243,685

Paper Packaging — 0.7%

Packaging Corporation of America	246,500	7,293,935

Paper Products — 0.1%

Buckeye Technologies Inc.	17,712	601,677
Neenah Paper Inc.	4,727	140,581
		742,258

Personal Products — 0.1%

Medifast Inc.	25,933	452,790	(a)
Revlon Inc.	19,900	343,275	(a)
USANA Health Sciences Inc.	13,100	489,023	(a)
		1,285,088

Pharmaceuticals — 0.5%

Akorn Inc.	35,999	421,188	(a)
Auxilium Pharmaceuticals Inc.	24,000	445,680	(a)
Hi-Tech Pharmacal Company Inc.	18,953	680,981	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Medicis Pharmaceutical Corp.	12,500	$469,875
Obagi Medical Products Inc.	36,500	489,100	(a)
Par Pharmaceutical Companies Inc.	48,008	1,859,350	(a)
The Medicines Co.	22,200	445,554	(a)
		4,811,728

Property & Casualty Insurance — 2.2%

Allied World Assurance Company Holdings AG	108,000	7,416,360
American Safety Insurance Holdings Ltd.	33,731	635,829	(a)
Amtrust Financial Services Inc.	80,000	2,150,400
Argo Group International Holdings Ltd.	118,069	3,526,721
Aspen Insurance Holdings Ltd.	147,000	4,107,180
The Navigators Group Inc.	79,500	3,755,580	(a)
		21,592,070

Publishing — 1.2%

John Wiley & Sons Inc.	156,900	7,466,871
Morningstar Inc.	67,000	4,224,350
		11,691,221

Railroads — 0.6%

Genesee & Wyoming Inc.	117,300	6,402,234	(a)

Regional Banks — 4.3%

BancorpSouth Inc.	29,623	399,022
Bank of the Ozarks Inc.	29,166	911,729
Banner Corp.	20,676	455,492
Bryn Mawr Bank Corp.	53,800	1,207,272
Camden National Corp.	10,109	355,331
Cardinal Financial Corp.	17,373	196,315
CoBiz Financial Inc.	29,020	205,171
Community Bank System Inc.	40,000	1,151,200
Cullen Frost Bankers Inc.	71,700	4,172,223
East West Bancorp Inc.	46,241	1,067,705
First Horizon National Corp.	57,620	598,096
Fulton Financial Corp.	130,600	1,371,300
Glacier Bancorp Inc.	22,547	336,852
Great Southern Bancorp Inc.	17,115	410,760
Hancock Holding Co.	14,472	513,901
Home Bancshares Inc.	16,831	447,873
Iberiabank Corp.	13,263	709,173
Independent Bank Corp.	53,500	1,537,055
Lakeland Financial Corp.	17,967	467,681
Old National Bancorp	30,178	396,539
PacWest Bancorp	10,686	259,670
Prosperity Bancshares Inc.	105,000	4,809,000
Southwest BanCorp Inc.	43,381	399,973	(a)
Sterling Bancorp	71,188	682,693
Susquehanna Bancshares Inc.	98,628	974,445
SVB Financial Group	93,800	6,035,092	(a)
UMB Financial Corp.	160,000	7,157,600
Umpqua Holdings Corp.	64,374	872,911
Washington Trust Bancorp Inc.	66,500	1,605,310
Westamerica Bancorporation	53,100	2,548,800

	Number of Shares	Fair Value

Wintrust Financial Corp.	14,599	$522,498
		42,778,682

Reinsurance — 0.5%

Endurance Specialty Holdings Ltd.	93,000	3,781,380
Maiden Holdings Ltd.	51,732	465,588
Platinum Underwriters Holdings Ltd.	19,754	721,021
		4,967,989

Research & Consulting Services — 0.6%

CoStar Group Inc.	48,600	3,355,830	(a)
Huron Consulting Group Inc.	11,200	420,672	(a)
ICF International Inc.	39,454	1,000,948	(a)
Resources Connection Inc.	64,300	903,415
The Corporate Executive Board Co.	12,200	524,722
		6,205,587

Residential REITs — 0.2%

Colonial Properties Trust	9,633	209,325
Home Properties Inc.	7,600	463,676
Mid-America Apartment Communities Inc.	26,426	1,771,335
		2,444,336

Restaurants — 0.9%

Buffalo Wild Wings Inc.	5,800	526,002	(a)
Cracker Barrel Old Country Store Inc.	112,700	6,288,660
Einstein Noah Restaurant Group Inc.	22,400	334,208
Texas Roadhouse Inc.	28,100	467,584
The Wendy’s Co.	320,300	1,604,703
		9,221,157

Retail REITs — 0.1%

CBL & Associates Properties Inc.	31,800	601,656
Ramco-Gershenson Properties Trust	49,354	603,106
		1,204,762

Security & Alarm Services — 0.6%

The Brink’s Co.	267,825	6,392,983

Semiconductor Equipment — 0.5%

MKS Instruments Inc.	18,676	551,502
Rudolph Technologies Inc.	383,900	4,265,129	(a)
		4,816,631

Semiconductors — 1.6%

Diodes Inc.	32,290	748,482	(a)
Fairchild Semiconductor International Inc.	57,214	841,046	(a)
Hittite Microwave Corp.	42,500	2,308,175	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Integrated Device Technology Inc.	79,612	$569,226	(a)
Microsemi Corp.	271,500	5,820,960	(a)
Pericom Semiconductor Corp.	27,153	219,668	(a)
RF Micro Devices Inc.	88,337	439,918	(a)
Semtech Corp.	141,800	4,035,628	(a)
Standard Microsystems Corp.	36,385	941,280	(a)
TriQuint Semiconductor Inc.	70,591	486,725	(a)
		16,411,108

Specialized Consumer Services — 0.1%

Matthews International Corp.	22,000	696,080

Specialized Finance — 0.1%

NewStar Financial Inc.	66,221	736,378	(a)

Specialized REITs — 1.3%

DiamondRock Hospitality Co.	72,870	749,832
Hersha Hospitality Trust	94,360	515,206
Inland Real Estate Corp.	28,270	250,755
National Health Investors Inc.	10,747	524,239
Omega Healthcare Investors Inc.	343,000	7,292,180
Sabra Healthcare REIT Inc.	204,900	3,368,556
Summit Hotel Properties Inc.	43,331	328,449
		13,029,217

Specialty Chemicals — 1.5%

Chemtura Corp.	29,300	497,514	(a)
HB Fuller Co.	59,053	1,938,710
Rockwood Holdings Inc.	8,600	448,490	(a)
Sensient Technologies Corp.	300,599	11,422,762
Stepan Co.	9,490	833,222
		15,140,698

Specialty Stores — 0.6%

Cabela’s Inc.	28,294	1,079,416	(a)
GNC Holdings Inc.	15,900	554,751
Tractor Supply Co.	43,800	3,966,528
		5,600,695

Steel — 0.6%

Carpenter Technology Corp.	11,854	619,134
Commercial Metals Co.	294,000	4,357,080
Schnitzer Steel Industries Inc.	20,285	809,270
		5,785,484

Systems Software — 1.6%

Ariba Inc.	159,500	5,217,245	(a)
CommVault Systems Inc.	19,500	967,980	(a)
Fortinet Inc.	21,400	591,710
MICROS Systems Inc.	159,100	8,796,639	(a)
		15,573,574

Technology Distributors — 0.2%

Insight Enterprises Inc.	21,650	474,784	(a)
Scansource Inc.	17,838	665,714	(a)

	Number of Shares	Fair Value

Tech Data Corp.	19,211	$1,042,389	(a)
		2,182,887

Telecommunication Equipment — 0.1%

Plantronics Inc.	18,407	741,066

Thrifts & Mortgage Finance — 0.2%

BankUnited Inc.	24,225	605,625
Dime Community Bancshares Inc.	6,384	93,270
Northwest Bancshares Inc.	52,535	667,194
Washington Federal Inc.	46,524	782,534
		2,148,623

Tires & Rubber — 0.1%

Cooper Tire & Rubber Co.	78,483	1,194,511

Trading Companies & Distributors — 0.8%

Applied Industrial Technologies Inc.	185,200	7,617,276
DXP Enterprises Inc.	10,968	476,998	(a)
		8,094,274

Trucking — 1.2%

Avis Budget Group Inc.	27,400	387,710	(a)
Dollar Thrifty Automotive Group Inc.	5,800	469,278	(a)
Landstar System Inc.	31,500	1,818,180
Marten Transport Ltd.	36,409	803,547
Old Dominion Freight Line Inc.	175,500	8,366,085	(a)
Swift Transportation Co.	37,200	429,288	(a)
		12,274,088

Wire & Cable Products — 0.0%*

Encore Wire Corp.	11,194	332,798	(a)

Wireless Telecommunication Services — 0.0%*

Leap Wireless International Inc.	45,700	398,961	(a)

Total Common Stock (Cost $778,898,788)		929,413,857

Other Investments — 0.0%*
GEI Investment Fund (Cost $60,668)		62,488	(k)

Total Investments in Securities (Cost $778,959,456)		929,476,345

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value
Short-Term Investments — 6.7%
GE Institutional Money Market Fund - Investment Class 0.04% (Cost $66,708,831)		$66,708,831	(d,k)

Total Investments (Cost $845,668,287)		996,185,176

Other Assets and Liabilities, net — 0.7%		7,342,878

NET ASSETS — 100.0%		$1,003,528,054

Other Information

The Fund had the following long futures contracts open at March 31, 2012 (unaudited):

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation
Russell 2000 Mini Index Futures	June 2012	352	$29,135,040	$466,468

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund	(unaudited)

Ralph R. Layman Executive Vice President and Chief Investment Officer Emeritus

The International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman, Paul Nestro, Jonathan L. Passmore and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of the portion which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund. See portfolio managers’ biographical information beginning on page 136.

Q.	How did the GE Institutional International Equity Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended March 31, 2012?

A.	For the six-month period ended March 31, 2012, the GE Institutional International Equity Fund returned 17.54% for the Investment Class shares and 17.44% for the Service Class shares. The Fund’s benchmark, the MSCI EAFE Index returned 14.56% and the Fund’s Morningstar peer group of 833 US Foreign Large Blend Funds returned an average of 16.83% over the same period.

Q.	What were the primary drivers of the Fund’s performance?

A.	Stock selection was responsible for the lion’s share of the positive performance, especially in the information technology (“IT”) and financials sectors. In addition, an underweight in the underperforming utility, healthcare and telecom services sectors added to returns. Five of the top ten performers were from the IT sector, including Samsung Electronics, Baidu, Hexagon, Taiwan Semiconductor and SAP in businesses ranging from consumer electronics, to internet search activity to software. Prudential Insurance (UK) was the top-performing financial stock. Regionally, stocks in Japan made the largest contribution to Fund performance despite the poor performance of the Japanese market overall. Europe, despite the sovereign debt crisis, and Emerging Markets also made strong contributions.

Q.	What happened in the international economy during the six-month period ended March 31, 2012 and how was the Fund positioned with respect to economic conditions?

A.	The solid recovery in market values from 2011’s third quarter decline was predicated largely on the response to the sovereign debt crisis and to a lesser degree on growing optimism about global growth. The [ECB’s (European Central Bank) Long-Term Refinancing Operation allowed refinancing of the banking system plus substantial investment by the newly-funded banks in the ailing bonds of the peripheral countries. The substantial spread between the borrowing rate (15%) and the weak sovereign bonds (up to 7%) made them too attractive to resist.

Meanwhile, China’s economy showed signs of stabilization, albeit at lower levels of GDP growth (7-8%) than had been achieved in recent years, and the markets that supply China’s growing consumption responded favorably.

Overall, the world is experiencing a period of modest growth and the Fund is positioned accordingly: overweight the cyclical sectors of IT, industrials and materials, but with a strong focus on unique niches and powerful market positions that can be defended despite the anemic performance of the global economy.

Q.	Were there any significant changes in the Fund during the period?

A.	Outside of market movements, the managers increased the underweight in staples, trimmed back positions in the strong industrial and IT sectors, and sold more aggressively in the telecom and materials sectors. Including market movements, cash decreased slightly as a percentage of the portfolio, despite more sales during the period.

International Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transactions costs, such as sales charges or redemption fees, if any. Redemption fees are currently suspended for this Fund, but may be reinstated at any time.

October 1, 2011 - March 31, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,175.40	2.99
Service Class	1,000.00	1,174.40	4.35
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,022.25	2.78
Service Class	1,000.00	1,021.00	4.04

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% for Investment Class shares and 0.80% for Service Class shares (for the period October 1, 2011 - March 31, 2012), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended March 31, 2012 were as follows: 17.54% for Investment Class shares and 17.44% for Service Class shares. Past performance does not guarantee future results.

International Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily (meaning at least 65%) in companies in both developed and emerging market countries outside the United States.

Morningstar Performance Comparison

Based on average annual returns for periods ended March 31, 2012

	Six Months*	One Year	Five Year	Ten Year
Number of funds in peer group	833	807	559	318
Peer group average annual total return	16.83%	-6.49%	-3.25%	4.95%

Morningstar Category in peer group: Foreign Large Blend

Top Ten Largest Holdings as of March 31, 2012

as a % of Fair Value (b)(c)

Nestle S.A.	2.78%
HSBC Holdings PLC	2.52%
Linde AG	2.45%
BG Group PLC	2.31%
Royal Dutch Shell PLC	2.30%
Samsung Electronics Company Ltd.	2.20%
Diageo PLC	2.15%
Taiwan Semiconductor Manufacturing Company Ltd.	2.14%
Prudential PLC	2.11%
AIA Group Ltd.	2.02%

Regional Allocation as of March 31, 2012

Portfolio Composition as a % of the Fair Value of $2,280,474 (in thousands) as of March 31, 2012 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2012

Investment Class Shares (Inception date: 11/25/97)

	Six Months*	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
International Equity Fund	17.54%	-8.17%	-3.38%	5.38%	16,886
MSCI EAFE Index	14.56%	-5.77%	-3.51%	5.70%	17,405

Service Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2012

Service Class Shares (Inception date: 1/3/01)

	Six Months*	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
International Equity Fund	17.44%	-8.34%	-3.63%	5.12%	16,477
MSCI EAFE Index	14.56%	-5.77%	-3.51%	5.70%	17,405

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	Total returns for the six month period ended March 31, 2012 are not annualized.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

International Equity Fund

Schedule of Investments	March 31, 2012 (unaudited)

GE Institutional International Equity

	Number of Shares	Fair Value

Common Stock — 95.1%†

Australia — 1.8%

Brambles Ltd.	3,347,882	$24,624,481
Lynas Corporation Ltd.	14,440,427	16,380,711	(a)
		41,005,192

Belgium — 0.4%

Anheuser-Busch InBev N.V.	130,742	9,537,696

Brazil — 1.0%

Petroleo Brasileiro S.A. ADR	562,482	14,377,040	(h)
Vale S.A. ADR	422,436	9,585,073	(h)
		23,962,113

Canada — 3.4%

Canadian Natural Resources Ltd.	211,672	7,001,727
Cenovus Energy Inc.	122,169	4,388,281
Kinross Gold Corp.	537,891	5,247,323
Potash Corporation of Saskatchewan Inc.	620,065	28,253,299
Suncor Energy Inc.	1,049,584	34,224,766
		79,115,396

China — 1.4%

Baidu Inc. ADR	219,459	31,990,538	(a,h)

France — 10.8%

AXA S.A.	1,302,298	21,556,976
BNP Paribas S.A.	585,235	27,725,637	(h)
Cap Gemini S.A.	499,312	22,315,174
Cie Generale d’Optique Essilor International S.A.	458,860	40,837,391
European Aeronautic Defence and Space Company N.V.	336,893	13,775,501	(a)
LVMH Moet Hennessy Louis Vuitton S.A.	156,156	26,794,733
Safran S.A.	1,102,682	40,462,902
Total S.A.	223,696	11,391,540
Vallourec S.A.	411,936	26,057,316
VInci S.A.	339,259	17,665,033
		248,582,203

Germany — 10.7%

Adidas AG	199,603	15,560,592
Bayer AG	308,515	21,668,195	(a)
Daimler AG	89,779	5,405,248
Deutsche Bank AG	437,051	21,712,283
Deutsche Boerse AG	96,219	6,468,246	(a)
Fresenius SE & Company KGaA	377,460	38,649,789
HeidelbergCement AG	208,889	12,625,083

	Number of Shares	Fair Value

Linde AG	312,026	$55,908,883
SAP AG	645,696	45,022,962
Siemens AG	227,539	22,904,801
		245,926,082

Hong Kong — 3.7%

AIA Group Ltd.	12,568,194	46,054,240
Hutchison Whampoa Ltd.	2,431,294	24,284,756
Wharf Holdings Ltd.	2,708,988	14,724,278
		85,063,274

India — 0.3%

Power Grid Corporation of India Ltd.	3,201,839	6,787,685

Ireland — 1.2%

WPP PLC	2,110,257	28,810,868

Italy — 1.6%

ENI S.p.A	949,106	22,232,428
Luxottica Group S.p.A	398,107	14,393,817
		36,626,245

Japan — 14.9%

Daikin Industries Ltd.	257,700	7,055,084
Daito Trust Construction Company Ltd.	96,700	8,730,555
FANUC Corp.	214,000	38,173,887
Fast Retailing Company Ltd.	59,000	13,521,356
JGC Corp.	227,000	7,075,217	(a)
Kubota Corp.	239,000	2,308,828
Mitsubishi Corp.	1,009,000	23,540,677
Mitsubishi Heavy Industries Ltd.	3,664,000	17,853,624
Nissan Motor Company Ltd.	552,700	5,916,869
SMC Corp.	105,500	16,870,770
Softbank Corp.	845,589	25,143,159
Sony Financial Holdings Inc.	1,250,500	22,337,141
Sumitomo Realty & Development Company Ltd. (REIT)	1,088,000	26,375,357
Suzuki Motor Corp.	1,700,575	40,853,476
The Bank of Yokohama Ltd.	3,960,452	19,923,776
Toyota Motor Corp.	829,581	35,987,656
Unicharm Corp.	607,100	32,238,010
		343,905,442

Mexico — 0.4%

America Movil SAB de C.V. ADR	351,292	8,722,580	(h)

Netherlands — 2.1%

ING Groep N.V.	2,268,081	18,868,457	(a)
Koninklijke Philips Electronics N.V.	327,383	6,626,833
Unilever N.V.	689,505	23,428,221
		48,923,511

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Singapore — 1.2%

United Overseas Bank Ltd.	1,968,309	$28,725,868

South Korea — 2.6%

Hyundai Motor Co.	51,703	10,632,187	(a)
Samsung Electronics Company Ltd.	44,602	50,189,797
		60,821,984

Spain — 0.4%

Telefonica S.A.	546,285	8,937,185

Sweden — 2.0%

Alfa Laval AB	495,680	10,167,067
Hexagon AB	1,064,371	20,596,538
Telefonaktiebolaget LM Ericsson	1,449,805	14,977,979
		45,741,584

Switzerland — 8.6%

Credit Suisse Group AG	560,786	15,963,958
Nestle S.A.	1,007,151	63,291,671
Novartis AG	687,668	38,010,614
Roche Holding AG	118,612	20,616,192	(a)
Syngenta AG	107,236	37,028,661
Zurich Financial Services AG	86,830	23,305,812
		198,216,908

Taiwan — 2.2%

Taiwan Semiconductor Manufacturing Company Ltd.	16,951,548	48,762,013	(a)
Taiwan Semiconductor Manufacturing Company Ltd. ADR	139,386	2,129,818
		50,891,831

United Kingdom — 24.4%

Aggreko PLC	615,437	22,124,581
BG Group PLC	2,273,195	52,591,333	(a)
BHP Billiton PLC	1,342,616	40,919,026	(h)
Diageo PLC	2,038,027	48,925,282
G4S PLC††	1,688,507	7,351,540
G4S PLC††	521,292	2,278,678
HSBC Holdings PLC	6,494,149	57,566,209
Lloyds Banking Group PLC	26,859,238	14,421,370	(a)
National Grid PLC	3,922,720	39,516,760
Prudential PLC	4,033,168	48,168,867
Reckitt Benckiser Group PLC	633,564	35,763,750
Rio Tinto PLC	704,229	38,773,777
Royal Dutch Shell PLC	1,503,641	52,457,342
Standard Chartered PLC	1,546,095	38,536,272
The Capita Group PLC	1,769,495	20,709,323
Vodafone Group PLC	15,528,256	42,723,297
		562,827,407

Total Common Stock (Cost $2,008,630,055)		2,195,121,592

	Number of Shares	Fair Value

Preferred Stock — 1.5%

Brazil — 0.2%

Itau Unibanco Holding S.A.	209,807	$4,017,189	(a)

Germany — 1.3%

Volkswagen AG	167,456	29,402,697

Total Preferred Stock (Cost $25,844,037)		33,419,886

Other Investments — 0.0%*
GEI Investment Fund (Cost $169,666)		174,755	(k)

Total Investments in Securities (Cost $2,034,643,758)		2,228,716,233

Short-Term Investments — 2.2%
GE Institutional Money Market Fund - Investment Class 0.04% (Cost $51,757,584)		51,757,584	(d,k)

Total Investments (Cost $2,086,401,342)		2,280,473,817

Other Assets and Liabilities, net — 1.2%		26,994,935

NET ASSETS — 100.0%		$2,307,468,752

Other Information

The Fund had the following long futures contracts open at March 31, 2012 (unaudited):

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)
EURO Stoxx 50 Index Futures	June 2012	213	$6,833,178	$(277,298)
FTSE 100 Index Futures	June 2012	69	6,316,474	(185,892)
Topix Index Futures	June 2012	40	4,165,502	69,141

				$(394,049)

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund

Schedule of Investments	March 31, 2012 (unaudited)

The Fund was invested in the following sectors at March 31, 2012 (unaudited):

Sector	Percentage (based on Fair Value)
Integrated Oil & Gas	8.41%
Diversified Financial Services	8.33%
Automobile Manufacturers	5.62%
Life & Health Insurance	5.11%
Industrial Machinery	4.79%
Semiconductors	4.43%
Diversified Metals & Mining	4.21%
Packaged Foods & Meats	3.80%
Pharmaceuticals	3.52%
Wireless Telecommunication Services	3.36%
Household Products	2.98%
Fertilizers & Agricultural Chemicals	2.86%
Apparel, Accessories & Luxury Goods	2.49%
Industrial Gases	2.45%
Aerospace & Defense	2.38%
Industrial Conglomerates	2.36%
Diversified Real Estate Activities	2.19%
Distillers & Vintners	2.15%
Diversified Support Services	2.05%
Application Software	1.97%
Multi-Line Insurance	1.97%
Healthcare Supplies	1.79%
Multi-Utilities	1.73%
Healthcare Services	1.70%
Diversified Capital Markets	1.65%
Internet Software & Services	1.40%
Advertising	1.26%
Construction & Engineering	1.09%
Trading Companies & Distributors	1.03%
IT Consulting & Other Services	0.98%
Human Resource & Employment Services	0.91%
Electronic Equipment & Instruments	0.90%
Regional Banks	0.87%
Communications Equipment	0.66%
Apparel Retail	0.59%
Construction Materials	0.55%
Security & Alarm Services	0.42%
Steel	0.42%
Brewers	0.42%
Integrated Telecommunication Services	0.39%
Building Products	0.31%
Oil & Gas Exploration & Production	0.31%
Electric Utilities	0.30%
Specialized Finance	0.28%
Gold	0.23%
Construction & Farm Machinery & Heavy Trucks	0.10%

97.72%

Short-Term and Other Investments	Percentage (based on Fair Value)
Short-Term	2.27%
Other Investments	0.01%

2.28%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund	(unaudited)

Greg Hartch

Senior Vice President and Strategy and Business Development Leader

David Wiederecht

President and Chief Investment Officer – Investment Solutions

The Strategic Investment Fund is managed by a team of portfolio managers that includes Greg Hartch and David Wiederecht. Mr. Hartch and Mr. Wiederecht are vested with oversight authority for determining asset allocations for the Fund. Each of the U.S. equity, international equity and fixed income portions of the Fund are managed by separate teams of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other, and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objective. See portfolio managers’ biographical information beginning on page 136.

Q.	How did the GE Institutional Strategic Investment Fund perform compared to its benchmarks and Morningstar peer group for the six-month period ended March 31, 2012?

A.	For the six-month period ended March 31, 2012, the GE Institutional Strategic Investment Fund returned 15.78% for the Investment Class shares and 15.68% for the Service Class shares. The Fund’s broad based benchmarks, the S&P 500 Index, the MSCI ACWI Index and the Barclays U.S. Aggregate Bond Index returned 25.89%, 15.37% and 1.43%, respectively, and the Fund’s Morningstar peer group of 1,017 US Moderate Allocation funds returned an average of 15.29% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	Fund performance was positively impacted by the global equity markets rally during the six-month period ended March 31, 2012 as stronger than forecast growth in consumer sentiment and spending bolstered optimism in the economy. Higher beta assets outperformed as the equity rally broadened and risk appetite grew. Global economic pessimism faded and market volatility declined. Corporate balance sheets were relatively strong and profit margins were higher than many anticipated. Additionally, price-to-earnings ratios continued to stabilize and we saw solid earnings growth.

The fixed income market underperformed equities. In the U.S., spread product continued to outperform as investment grade corporates and mortgage-backed securities had positive returns while agencies were basically flat and treasuries had negative performance. The U.S. dollar was weak, declining 1.6%, which reflected both the diminished flight to quality as the European sovereign debt crisis settled and the lessened dollar’s status as a funding currency for carry trades. Investors waited to see if the Fed would announce another round of quantitative easing. The U.S. economy was resilient and experienced moderate growth during this period. Employment data improved and auto sales continued to normalize. Additionally, bank capital ratios strengthened and loan volumes increased. Globally, we have seen high debt levels and a monetary policy that has lead to global easing.

Q.	What were the primary drivers behind Fund performance?

A.	The Fund’s performance was primarily driven by its asset allocation and underlying security selection. A higher allocation to U.S. equities positively impacted the Fund’s performance as equity markets rallied during the period. A lower allocation to fixed income also contributed to positive performance as fixed income underperformed equities. The S&P 500 Index outperformed the MSCI All Country World ex U.S. Index which outperformed the Barclays U.S. Aggregate Bond Index during this six-month period. Additionally, security selection, primarily in international equities and fixed income, was a driver of positive performance.

Q.	Were there any significant changes in the Fund during the period?

A.	The Fund maintained a fairly consistent asset allocation throughout the period.

Strategic Investment Fund	(unaudited)

Allocations within the Fund were periodically rebalanced to stay within guidelines. During the first three months of the period the core international equity target was reduced by 1% and the emerging markets equity target was increased by an equivalent amount. Also, a portion of emerging markets equity was indexed. As equity markets rallied throughout the last three months of the period, the Fund rebalanced by selling 2% of its U.S. equity exposure and reallocating this to fixed income and cash. Within the Fund’s equity allocation, small-cap exposure was reduced in favor of a larger holding in mid-cap. Equity risk premiums remained high and earning yields versus treasury yields remained at wide levels, which we believe supported the case for being overweight equities and underweight fixed income. Cash was held for liquidity purposes and potential investment opportunities.

Strategic Investment Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by

$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any.

October 1, 2011 - March 31, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,157.80	1.89
Service Class	1,000.00	1,156.80	3.24
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.25	1.77
Service Class	1,000.00	1,022.00	3.03

*	Expenses are equal to the Fund’s annualized expense ratio of 0.35% for Investment Class shares and 0.60% for Service Class shares (for the period October 1, 2011 - March 31, 2012), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended March 31, 2012 were as follows: 15.78% for Investment Class shares and 15.68% for Service Class shares. Past performance does not guarantee future results.

Strategic Investment Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek to maximize total return. The Funds seeks its objective by investing primarily in a combination of U.S. and foreign equity and debt securities and cash. The Fund’s asset allocation process utilizes information from GE Asset Management’s Asset Allocation Committee to diversify holdings across these asset classes. The Fund adjusts its weightings based on market and economic conditions to meet its objective.

Morningstar Performance Comparison

Based on average annual returns for periods ended March 31, 2012

	Six Months*	One Year	Five Year	Ten Year
Number of funds in peer group	1,017	969	749	404
Peer group average annual total return	15.29%	3.67%	2.25%	4.31%

Morningstar Category in peer group: Moderate Allocation

Top Ten Largest Holdings as of March 31, 2012

as a % of Fair Value (b)(c)

Federal National Mortgage Assoc. TBA 4.50%	2.85%
U.S. Treasury Bonds 3.13%, 11/15/41-02/15/42	2.82%
Vanguard MSCI Emerging Markets Fund	2.37%
U.S. Treasury Notes 2.00%, 02/15/22	1.72%
Federal National Mortgage Assoc. 4.00%, 05/01/19-12/01/41	1.57%
Apple Inc.	1.33%
Vanguard REIT Fund	1.09%
U.S. Treasury Notes 1.01%, 01/31/17	1.03%
Federal National Mortgage Assoc. 4.50%, 05/01/18-07/01/41	0.98%
Microsoft Corp.	0.97%

Sector Allocation as of March 31, 2012

Portfolio Composition as a % of the Fair Value of $754,919 (in thousands) as of March 31, 2012 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2012

Investment Class Shares (Inception date: 10/29/99)

	Six Months*	One Year	Five Year	Ten Year	Ending value of a $10,000 investment
GE Institutional Strategic Investment	15.78%	2.55%	2.01%	4.55%	$15,611
S&P 500 Index	25.89%	8.54%	2.01%	4.12%	$14,976
Barclays U.S. Aggregate Bond Index	1.43%	7.71%	6.24%	5.80%	$17,572
MSCI All Country World ex U.S.	15.37%	-7.18%	-1.56%	7.28%	$20,195

Service Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2012

Service Class Shares (Inception date: 9/30/05)

	Six Months*	One Year	Five Year	Since Inception	Ending value of a $10,000 investment
GE Institutional Strategic Investment	15.68%	2.30%	1.64%	3.98%	$12,884
S&P 500 Index	25.89%	8.54%	2.01%	4.29%	$13,144
Barclays U.S. Aggregate Bond Index	1.43%	7.71%	6.24%	5.79%	$14,423
MSCI All Country World ex U.S.	15.37%	-7.18%	-1.56%	3.71%	$12,675

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	Total returns for the six month period ended March 31, 2012 are not annualized.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Strategic Investment Fund

Schedule of Investments	March 31, 2012 (unaudited)

Strategic Investment Fund

	Number of Shares	Fair Value

Domestic Equity — 40.4%†

Advertising — 0.5%

Omnicom Group Inc.	67,941	$3,441,212

Aerospace & Defense — 0.6%

Alliant Techsystems Inc.	5,794	290,395
Hexcel Corp.	29,003	696,362	(a)
Honeywell International Inc.	51,715	3,157,201
The Boeing Co.	4,499	334,591
		4,478,549

Agricultural Products — 0.2%

Archer-Daniels-Midland Co.	46,810	1,482,005

Air Freight & Logistics — 0.9%

FedEx Corp.	8,777	807,133
United Parcel Service Inc.	63,521	5,127,415
UTi Worldwide Inc.	19,693	339,310
		6,273,858

Apparel Retail — 0.1%

Urban Outfitters Inc.	20,905	608,545	(a)

Apparel, Accessories & Luxury Goods — 0.2%

Coach Inc.	18,975	1,466,388
Michael Kors Holdings Ltd.	2,606	121,414	(a)
		1,587,802

Application Software — 0.3%

Citrix Systems Inc.	15,988	1,261,613	(a)
Intuit Inc.	12,681	762,509
		2,024,122

Asset Management & Custody Banks — 1.5%

Affiliated Managers Group Inc.	12,942	1,447,045	(a)
Ameriprise Financial Inc.	46,316	2,646,033
Franklin Resources Inc.	3,000	372,090
Invesco Ltd.	124,434	3,318,655
State Street Corp.	65,383	2,974,927	(e)
		10,758,750

Auto Parts & Equipment — 0.0%*

Johnson Controls Inc.	9,654	313,562

Automobile Manufacturers — 0.1%

Ford Motor Co.	62,316	778,327

Automotive Retail — 0.2%

AutoZone Inc.	1,024	380,723	(a)

	Number of Shares	Fair Value

O’Reilly Automotive Inc.	12,575	$1,148,726	(a)
		1,529,449

Biotechnology — 1.0%

Alexion Pharmaceuticals Inc.	17,141	1,591,713	(a)
Amgen Inc.	46,461	3,158,883	(h)
Gilead Sciences Inc.	21,327	1,041,824	(a)
Human Genome Sciences Inc.	47,757	393,518	(a)
Incyte Corp Ltd.	24,677	476,266	(a)
Vertex Pharmaceuticals Inc.	14,739	604,446	(a)
		7,266,650

Brewers — 0.1%

Molson Coors Brewing Co.	11,882	537,661

Broadcasting — 0.5%

CBS Corp.	19,602	664,704
Discovery Communications Inc.††	6,318	319,691	(a)
Discovery Communications Inc.††	44,598	2,090,754	(a)
Liberty Media Corporation - Capital	8,321	733,496	(a)
		3,808,645

Cable & Satellite — 0.9%

Comcast Corp.	45,348	1,360,894
DIRECTV	39,196	1,933,931	(a)
Liberty Global Inc.	68,597	3,285,110	(a)
		6,579,935

Casinos & Gaming — 0.3%

Las Vegas Sands Corp.	19,021	1,095,039
Penn National Gaming Inc.	24,881	1,069,385	(a)
		2,164,424

Coal & Consumable Fuels — 0.1%

Alpha Natural Resources Inc.	7,446	113,254	(a)
Peabody Energy Corp.	16,626	481,489
		594,743

Communications Equipment — 1.6%

Cisco Systems Inc.	276,290	5,843,534	(h)
Juniper Networks Inc.	30,121	689,169	(a)
QUALCOMM Inc.	75,452	5,132,245
		11,664,948

Computer Hardware — 1.4%

Apple Inc.	16,808	10,075,891	(a)

Computer Storage & Peripherals — 0.1%

Synaptics Inc.	24,000	876,240	(a)

Construction & Engineering — 0.1%

Quanta Services Inc.	36,886	770,917	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Construction & Farm Machinery & Heavy Trucks — 0.2%

Caterpillar Inc.	4,973	$529,724
Cummins Inc.	6,858	823,234
		1,352,958

Construction Materials — 0.0%*

Century Aluminum Co.	21,811	193,682	(a)

Consumer Finance — 0.4%

American Express Co.	46,528	2,692,110

Data Processing & Outsourced Services — 1.0%

Paychex Inc.	85,672	2,654,975
The Western Union Co.	132,704	2,335,591
Visa Inc.	19,022	2,244,596
		7,235,162

Department Stores — 0.1%

Macy’s Inc.	24,557	975,650

Distributors — 0.1%

Genuine Parts Co.	9,736	610,934

Diversified Chemicals — 0.2%

EI du Pont de Nemours & Co.	30,707	1,624,401

Diversified Financial Services — 1.8%

Citigroup Inc.	59,249	2,165,551
Comerica Inc.	47,228	1,528,298
JPMorgan Chase & Co.	83,996	3,862,136
Wells Fargo & Co.	157,957	5,392,652
		12,948,637

Diversified Metals & Mining — 0.2%

Freeport-McMoRan Copper & Gold Inc.	33,673	1,280,921

Drug Retail — 0.1%

CVS Caremark Corp.	16,676	747,085

Electric Utilities — 0.7%

Exelon Corp.	30,322	1,188,926
FirstEnergy Corp.	18,139	826,957
ITC Holdings Corp.	22,140	1,703,452
NextEra Energy Inc.	6,437	393,172
The Southern Co.	18,336	823,836
		4,936,343

Electrical Components & Equipment — 0.4%

Cooper Industries PLC	44,104	2,820,451

Environmental & Facilities Services — 0.1%

Stericycle Inc.	7,990	668,284	(a)

	Number of Shares	Fair Value

Fertilizers & Agricultural Chemicals — 0.4%

Intrepid Potash Inc.	13,873	$337,530	(a)
Monsanto Co.	33,039	2,635,191
		2,972,721

General Merchandise Stores — 0.2%

Target Corp.	22,527	1,312,648

Healthcare Equipment — 0.9%

Baxter International Inc.	10,794	645,265
Covidien PLC	95,954	5,246,765
Gen-Probe Inc.	6,791	450,990	(a)
Masimo Corp.	14,497	338,940	(a)
		6,681,960

Healthcare Facilities — 0.2%

HCA Holdings Inc.	24,868	615,234	(a)
Universal Health Services Inc.	21,643	907,058
		1,522,292

Healthcare Services — 0.9%

Catalyst Health Solutions Inc.	24,911	1,587,578	(a)
Express Scripts Inc.	76,564	4,148,238	(a)
Lincare Holdings Inc.	23,057	596,715
		6,332,531

Home Building — 0.1%

MDC Holdings Inc.	39,614	1,021,645

Home Entertainment Software — 0.1%

Activision Blizzard Inc.	83,264	1,067,445

Home Furnishing Retail — 0.3%

Bed Bath & Beyond Inc.	36,303	2,387,648	(a,h)

Home Improvement Retail — 0.7%

Lowe’s Companies Inc.	124,994	3,922,312
The Home Depot Inc.	23,996	1,207,239
		5,129,551

Hotels, Resorts & Cruise Lines — 0.1%

Royal Caribbean Cruises Ltd.	29,362	864,124

Household Products — 0.5%

Kimberly-Clark Corp.	11,882	877,961
The Clorox Co.	23,257	1,598,919
The Procter & Gamble Co.	17,996	1,209,511
		3,686,391

Independent Power Producers & Energy Traders — 0.5%

Calpine Corp.	69,325	1,193,084	(a)
The AES Corp.	210,475	2,750,908	(a)
		3,943,992

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Industrial Gases — 0.2%

Praxair Inc.	10,323	$1,183,429

Industrial Machinery — 0.7%

Dover Corp.	26,745	1,683,330
Eaton Corp.	34,161	1,702,243
Harsco Corp.	46,416	1,088,919
Rexnord Corp.	18,632	393,135	(a)
		4,867,627

Insurance Brokers — 0.1%

Marsh & McLennan Companies Inc.	24,868	815,422

Integrated Oil & Gas — 1.4%

Chevron Corp.	44,864	4,811,215
ConocoPhillips	11,097	843,483
Exxon Mobil Corp.	14,842	1,287,247	(h)
Hess Corp.	24,186	1,425,764
Occidental Petroleum Corp.	21,095	2,008,878
		10,376,587

Integrated Telecommunication Services — 0.4%

AT&T Inc.	48,808	1,524,273
Verizon Communications Inc.	21,596	825,615
Windstream Corp.	22,812	267,129
		2,617,017

Internet Retail — 0.1%

Amazon.com Inc.	3,285	665,245	(a)
HomeAway Inc.	1,662	42,165	(a)
		707,410

Internet Software & Services — 0.6%

eBay Inc.	61,674	2,275,154	(a)
Equinix Inc.	6,343	998,705	(a)
MercadoLibre Inc.	10,023	980,149
Monster Worldwide Inc.	30,507	297,443	(a)
		4,551,451

Investment Banking & Brokerage — 0.2%

The Goldman Sachs Group Inc.	10,375	1,290,339

IT Consulting & Other Services — 0.7%

International Business Machines Corp.	24,300	5,070,195	(h)

Life & Health Insurance — 0.5%

MetLife Inc.	44,364	1,656,996
Prudential Financial Inc.	30,451	1,930,289
		3,587,285

Life Sciences Tools & Services — 0.7%

Agilent Technologies Inc.	7,315	325,591
Covance Inc.	13,430	639,671	(a)

	Number of Shares	Fair Value

Illumina Inc.	18,897	$994,171	(a)
Mettler-Toledo International Inc.	3,740	690,965	(a)
PerkinElmer Inc.	38,325	1,060,070
Thermo Fisher Scientific Inc.	19,647	1,107,698
		4,818,166

Managed Healthcare — 0.1%

UnitedHealth Group Inc.	9,362	551,796

Movies & Entertainment — 0.7%

The Walt Disney Co.	43,885	1,921,285
Time Warner Inc.	79,170	2,988,668
		4,909,953

Multi-Line Insurance — 0.2%

Hartford Financial Services Group Inc.	7,314	154,179
HCC Insurance Holdings Inc.	51,357	1,600,798
		1,754,977

Multi-Utilities — 0.1%

Dominion Resources Inc.	18,449	944,773

Office REITs — 0.2%

Douglas Emmett Inc.	30,779	702,069
SL Green Realty Corp.	6,428	498,491
		1,200,560

Oil & Gas Drilling — 0.1%

Noble Corp.	23,510	880,920

Oil & Gas Equipment & Services — 0.9%

McDermott International Inc.	47,942	614,137	(a)
National Oilwell Varco Inc.	5,267	418,569
Schlumberger Ltd.	74,242	5,191,743	(h)
Weatherford International Ltd.	38,908	587,122	(a)
		6,811,571

Oil & Gas Exploration & Production — 0.8%

Anadarko Petroleum Corp.	34,118	2,672,803
Forest Oil Corp.	20,104	243,661	(a)
Pioneer Natural Resources Co.	7,643	852,882
Range Resources Corp.	16,159	939,485
Southwestern Energy Co.	26,657	815,704	(a)
Ultra Petroleum Corp.	8,219	185,996	(a)
		5,710,531

Oil & Gas Refining & Marketing — 0.1%

Marathon Petroleum Corp.	14,033	608,471

Oil & Gas Storage & Transportation — 0.2%

Spectra Energy Corp.	30,739	969,815
The Williams Companies Inc.	14,628	450,689
		1,420,504

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Packaged Foods & Meats — 0.9%

ConAgra Foods Inc.	10,241	$268,929
General Mills Inc.	14,996	591,592
Kellogg Co.	2,926	156,921
Kraft Foods Inc.	104,209	3,960,984
McCormick & Company Inc.	13,987	761,312
Mead Johnson Nutrition Co.	9,780	806,654
		6,546,392

Pharmaceuticals — 1.4%

Bristol-Myers Squibb Co.	48,891	1,650,071
Johnson & Johnson	48,119	3,173,929
Merck & Company Inc.	26,695	1,025,088
Pfizer Inc.	199,136	4,512,422
		10,361,510

Property & Casualty Insurance — 0.4%

ACE Ltd.	41,453	3,034,360

Railroads — 0.1%

Union Pacific Corp.	7,499	805,993

Real Estate Services — 0.2%

CBRE Group Inc.	90,201	1,800,412	(a)

Regional Banks — 0.2%

Regions Financial Corp.	60,181	396,593
Zions Bancorporation	37,163	797,518
		1,194,111

Reinsurance — 0.2%

PartnerRe Ltd.	7,314	496,547
RenaissanceRe Holdings Ltd.	7,899	598,191
		1,094,738

Research & Consulting Services — 0.5%

FTI Consulting Inc.	20,756	778,765	(a)
IHS Inc.	12,726	1,191,790	(a)
Nielsen Holdings N.V.	58,276	1,756,439	(a)
		3,726,994

Residential REITs — 0.1%

Equity Residential	5,699	356,871

Restaurants — 0.3%

Darden Restaurants Inc.	9,599	491,085
McDonald’s Corp.	15,746	1,544,683
		2,035,768

Retail REITs — 0.1%

Simon Property Group Inc.	5,549	808,378

Security & Alarm Services — 0.2%

Corrections Corporation of America	48,568	1,326,392	(a)

	Number of Shares	Fair Value

Semiconductors — 1.0%

Altera Corp.	14,043	$559,192
Hittite Microwave Corp.	17,676	959,984	(a)
Intel Corp.	85,512	2,403,742	(h)
Marvell Technology Group Ltd.	54,563	858,276	(a)
Microchip Technology Inc.	21,030	782,316
Texas Instruments Inc.	57,677	1,938,524
		7,502,034

Soft Drinks — 1.0%

Coca-Cola Enterprises Inc.	82,892	2,370,711
PepsiCo Inc.	70,700	4,690,945	(h)
		7,061,656

Specialized Finance — 0.5%

CME Group Inc.	10,599	3,066,609
MSCI Inc.	13,330	490,677	(a)
		3,557,286

Specialized REITs — 0.6%

American Tower Corp.	51,659	3,255,550
Public Storage	4,049	559,450
Rayonier Inc.	9,103	401,351
		4,216,351

Specialty Chemicals — 0.3%

Albemarle Corp.	8,878	567,482
Celanese Corp.	3,916	180,841
Cytec Industries Inc.	8,913	541,821
Ecolab Inc.	13,102	808,655
		2,098,799

Specialty Stores — 0.1%

Dick’s Sporting Goods Inc.	18,445	886,836

Steel — 0.2%

Allegheny Technologies Inc.	33,700	1,387,429

Systems Software — 1.5%

Microsoft Corp.	226,863	7,316,332	(h)
Oracle Corp.	90,944	2,651,927
Rovi Corp.	33,818	1,100,776	(a)
		11,069,035

Thrifts & Mortgage Finance — 0.2%

BankUnited Inc.	21,042	526,050
People’s United Financial Inc.	78,078	1,033,753
		1,559,803

Tobacco — 0.2%

Philip Morris International Inc.	16,733	1,482,711

Trading Companies & Distributors — 0.2%

MSC Industrial Direct Company Inc.	13,788	1,148,265

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Water Utilities — 0.1%

American Water Works Company Inc.	13,198	$449,128

Wireless Telecommunication Services — 0.0%*

NII Holdings Inc.	11,004	201,483	(a)

Total Domestic Equity (Cost $249,493,079)		293,017,520

Foreign Equity — 19.7%

Common Stock — 19.3%

Advertising — 0.2%

WPP PLC	107,523	1,467,988

Aerospace & Defense — 0.4%

European Aeronautic Defence and Space Company N.V.	17,165	701,874	(a)
Safran S.A.	56,185	2,061,708
		2,763,582

Apparel Retail — 0.1%

Fast Retailing Company Ltd.	3,100	710,444

Apparel, Accessories & Luxury Goods — 0.4%

Adidas AG	10,169	792,752
China Dongxiang Group Co.	285,454	47,796
Luxottica Group S.p.A	20,282	733,309
LVMH Moet Hennessy Louis Vuitton S.A.	7,956	1,365,166
Ports Design Ltd.	27,322	33,332	(p)
		2,972,355

Application Software — 0.3%

SAP AG	32,899	2,293,975

Automobile Manufacturers — 0.7%

Brilliance China Automotive Holdings Ltd.	80,226	86,488	(a)
Daimler AG	4,514	271,771
Hyundai Motor Co.	3,646	749,762
Kia Motors Corp.	1,183	77,367
Mahindra & Mahindra Ltd.	2,158	29,609
Nissan Motor Company Ltd.	28,100	300,821
Suzuki Motor Corp.	86,799	2,085,201
Toyota Motor Corp.	42,180	1,829,790
		5,430,809

Brewers — 0.1%

Anadolu Efes Biracilik Ve Malt Sanayii AS	6,227	86,966	(a)
Anheuser-Busch InBev N.V.	6,661	485,923
		572,889

	Number of Shares	Fair Value

Broadcasting — 0.0%*

Zee Entertainment Enterprises Ltd.	28,525	$70,522	(a)

Building Products — 0.0%*

Daikin Industries Ltd.	13,100	358,640

Casinos & Gaming — 0.0%*

Genting Bhd	46,699	165,241
Sands China Ltd.	26,761	104,438
		269,679

Coal & Consumable Fuels — 0.0%*

Adaro Energy Tbk PT	262,454	55,395

Commodity Chemicals — 0.0%*

LG Chem Ltd.	452	147,602

Communications Equipment — 0.1%

Telefonaktiebolaget LM Ericsson	73,874	763,195

Construction & Engineering — 0.2%

China State Construction International Holdings Ltd.	192,601	178,114
Doosan Heavy Industries and Construction Company Ltd.	1,779	100,172
JGC Corp.	12,000	374,020	(a)
VInci S.A.	17,286	900,073
		1,552,379

Construction & Farm Machinery & Heavy Trucks — 0.1%

First Tractor Company Ltd.	76,197	77,041
Kubota Corp.	12,000	115,924
Sany Heavy Equipment International Holdings Company Ltd.	94,120	71,039	(a)
United Tractors Tbk PT	39,976	144,270
		408,274

Construction Materials — 0.1%

HeidelbergCement AG	15,325	926,230

Department Stores — 0.0%*

Golden Eagle Retail Group Ltd.	31,095	79,059

Distillers & Vintners — 0.4%

Diageo PLC	103,844	2,492,900
Diageo PLC ADR	6,136	592,124
		3,085,024

Diversified Capital Markets — 0.3%

Credit Suisse Group AG	28,574	813,419
Deutsche Bank AG	22,267	1,106,204
		1,919,623

Diversified Financial Services — 1.6%

African Bank Investments Ltd.	5,833	30,295

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Axis Bank Ltd.	2,065	$46,371	(a)
Banco Santander Chile ADR	1,335	114,930
Bank of China Ltd.	593,209	238,384
Bank Rakyat Indonesia Persero Tbk PT	108,292	82,309
BNP Paribas S.A.	29,819	1,412,682
Chinatrust Financial Holding Company Ltd.	166,999	104,960	(a)
Credicorp Ltd.	1,218	160,557	(a)
Grupo Financiero Banorte SAB de C.V.	21,401	95,006
HSBC Holdings PLC	330,898	2,933,185
Industrial & Commercial Bank of China	323,965	209,050
ING Groep N.V.	115,567	961,417	(a)
KB Financial Group Inc.	1,376	50,216
Lloyds Banking Group PLC	1,368,585	734,826	(a)
Malayan Banking BHD	31,800	92,073
Metropolitan Bank & Trust	77,597	157,869	(a)
Sberbank of Russia ADR	12,333	158,356	(a)
Shinhan Financial Group Company Ltd.	1,570	60,622	(a)
Standard Bank Group Ltd.	7,371	106,955
Standard Chartered PLC	78,778	1,963,534
United Overseas Bank Ltd.	100,165	1,461,827
VTB Bank OJSC GDR	14,189	63,992
		11,239,416

Diversified Metals & Mining — 0.9%

Anglo American PLC	3,082	115,080
Antofagasta PLC	21,585	397,295	(a)
BHP Billiton PLC	68,411	2,084,968
Lynas Corporation Ltd.	918,252	1,041,633	(a)
Rio Tinto PLC	40,933	2,253,708
Xstrata PLC	26,938	459,669
		6,352,353

Diversified Real Estate Activities — 0.4%

Daito Trust Construction Company Ltd.	5,000	451,425
Sumitomo Realty & Development Company Ltd. (REIT)	56,000	1,357,555
Wharf Holdings Ltd.	138,032	750,251
		2,559,231

Diversified Support Services — 0.3%

Aggreko PLC	33,160	1,192,082
Brambles Ltd.	170,583	1,254,679
		2,446,761

Drug Retail — 0.0%*

Raia Drogasil S.A.	1,531	14,896

Electric Utilities — 0.1%

Power Grid Corporation of India Ltd.	195,432	414,302
Reliance Infrastructure Ltd.	14,619	168,042	(a)
		582,344

	Number of Shares	Fair Value

Electrical Components & Equipment — 0.0%*

Zhuzhou CSR Times Electric Company Ltd.	37,495	$95,718

Electronic Components — 0.0%*

Largan Precision Company Ltd.	2,000	39,303	(a)

Electronic Equipment & Instruments — 0.1%

Hexagon AB	54,233	1,049,457

Electronic Manufacturing Services — 0.0%*

Hon Hai Precision Industry Company Ltd.	60,024	232,860

Fertilizers & Agricultural Chemicals — 0.7%

Potash Corporation of Saskatchewan Inc.††	17,554	802,042
Potash Corporation of Saskatchewan Inc.††	38,734	1,764,917
Sociedad Quimica y Minera de Chile S.A. ADR	7,058	414,093
Syngenta AG	6,182	2,134,649
		5,115,701

Food Retail — 0.1%

Magnit OJSC GDR	5,283	153,947
President Chain Store Corp.	16,998	94,451	(a)
Shoprite Holdings Ltd.	6,440	115,214
		363,612

Gas-Distribution — 0.0%*

Canadian Utilities Ltd.	2,557	166,450

Gold — 0.1%

Kinross Gold Corp.	48,901	477,047

Healthcare Services — 0.3%

Diagnosticos da America S.A.	7,430	57,060	(a)
Fresenius SE & Company KGaA	19,232	1,969,249
		2,026,309

Healthcare Supplies — 0.3%

Cie Generale d’Optique Essilor International S.A.	23,381	2,080,850
Shandong Weigao Group Medical Polymer Company Ltd.	57,071	64,686
		2,145,536

Heavy Electrical Equipment — 0.1%

ABB Ltd. ADR	30,719	626,975
Dongfang Electric Corporation Ltd.	15,746	38,412
		665,387

Home Building — 0.0%*

MRV Engenharia e Participacoes S.A.	7,107	50,450

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Hotels, Resorts & Cruise Lines — 0.0%*

Ctrip.Com International Ltd. ADR	2,187	$47,327	(a)

Household Appliances — 0.0%*

Techtronic Industries Co.	68,681	92,884

Household Products — 0.5%

Reckitt Benckiser Group PLC	32,282	1,822,271
Unicharm Corp.	31,000	1,646,151
		3,468,422

Human Resource & Employment Services — 0.1%

The Capita Group PLC	90,158	1,055,166

Industrial Conglomerates — 0.5%

Chongqing Machinery & Electric Company Ltd.	165,286	30,869
Hutchison Whampoa Ltd.	123,878	1,237,344
Koninklijke Philips Electronics N.V.	16,682	337,674
Siemens AG	11,594	1,167,089
Siemens AG ADR	4,681	472,032
		3,245,008

Industrial Gases — 0.5%

Linde AG	17,897	3,206,788
OCI Materials Company Ltd.	4,907	297,959	(a)
		3,504,747

Industrial Machinery — 0.8%

Alfa Laval AB	25,255	518,014
FANUC Corp.	10,900	1,944,371
Mitsubishi Heavy Industries Ltd.	186,000	906,325
SMC Corp.	5,400	863,528
Vallourec S.A.	20,988	1,327,611
		5,559,849

Integrated Oil & Gas — 1.9%

BG Group PLC	129,960	3,006,680	(a)
Cenovus Energy Inc.	12,626	453,523
China Petroleum & Chemical Corp.	539,323	586,976
ENI S.p.A	63,884	1,496,457
Gazprom OAO ADR	46,484	575,007
Lukoil OAO ADR	3,797	230,858
Petroleo Brasileiro S.A. ADR	32,770	837,601
Royal Dutch Shell PLC	95,453	3,330,057
Royal Dutch Shell PLC ADR	9,748	683,627
Suncor Energy Inc.	63,736	2,078,299
Total S.A.	11,398	580,434
		13,859,519

Integrated Telecommunication Services — 0.1%

China Telecom Corp Ltd.	100,111	55,316
Telefonica S.A.	27,835	455,379
Telefonica S.A. ADR	32,694	536,509
		1,047,204

	Number of Shares	Fair Value

Internet Software & Services — 0.7%

Baidu Inc. ADR	33,486	$4,881,254	(a)

Investment Banking & Brokerage — 0.0%*

Egyptian Financial Group-Hermes Holding	39,159	86,681	(a)

IT Consulting & Other Services — 0.2%

Cap Gemini S.A.	25,441	1,137,005
HCL Technologies Ltd.	11,441	108,346	(a)
Infosys Ltd.	1,587	89,093	(a)
		1,334,444

Life & Health Insurance — 0.9%

AIA Group Ltd.	705,391	2,584,798
Ping An Insurance Group Co.	8,353	63,315
Prudential PLC	205,502	2,454,348
Sony Financial Holdings Inc.	63,700	1,137,846
		6,240,307

Managed Healthcare — 0.0%*

Odontoprev S.A.	4,436	75,380

Marine Ports & Services — 0.0%*

Mundra Port and Special Economic Zone Ltd.	42,648	107,907

Multi-Line Insurance — 0.3%

AXA S.A.	66,356	1,098,393
Zurich Financial Services AG	4,424	1,187,434
		2,285,827

Multi-Utilities — 0.3%

National Grid PLC	246,236	2,480,536

Oil & Gas Drilling — 0.0%*

China Oilfield Services Ltd.	90,990	130,086

Oil & Gas Equipment & Services — 0.1%

Cie Generale de Geophysique - Veritas	8,814	260,457	(a)
Gasfrac Energy Services Inc.	33,414	251,077	(a)
		511,534

Oil & Gas Exploration & Production — 0.1%

Afren PLC	197,773	421,533	(a)
Canadian Natural Resources Ltd.	10,786	356,781
CNOOC Ltd.	81,942	168,443
Pacific Rubiales Energy Corp.	2,777	80,966
		1,027,723

Packaged Foods & Meats — 0.7%

Nestle S.A.	51,318	3,224,940
Nestle S.A. ADR	8,484	534,492

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Thai Union Frozen Products PCL	34,679	$79,531
Unilever N.V.	35,132	1,193,726
		5,032,689

Pharmaceuticals — 0.8%

Aspen Pharmacare Holdings Ltd.	4,409	68,089
Bayer AG	15,720	1,104,076
Novartis AG	35,040	1,936,824
Novartis AG ADR	23,209	1,286,010
Roche Holding AG	6,044	1,050,520	(a)
		5,445,519

Real Estate Operating Companies — 0.0%*

Iguatemi Empresa de Shopping Centers S.A. (REIT)	5,303	122,088	(a)

Regional Banks — 0.1%

The Bank of Yokohama Ltd.	201,787	1,015,126

Restaurants — 0.1%

Arcos Dorados Holdings Inc.	44,449	804,083

Security & Alarm Services — 0.1%

G4S PLC††	86,038	374,598
G4S PLC††	26,562	116,108
		490,706

Semiconductors — 0.9%

Samsung Electronics Company Ltd.	2,921	3,286,946
Taiwan Semiconductor Manufacturing Company Ltd.	966,876	2,781,269	(a)
Taiwan Semiconductor Manufacturing Company Ltd. ADR	11,280	172,359
		6,240,574

Specialized Finance — 0.1%

Deutsche Boerse AG	4,903	329,600

Specialty Chemicals — 0.1%

Neo Material Technologies Inc.	26,857	301,501	(a)
Novozymes A/S	5,305	154,310
Symrise AG	5,882	169,977
		625,788

Steel — 0.2%

Hitachi Metals Ltd.	18,000	224,850
Mechel ADR	28,577	102,020
Vale S.A. ADR	38,009	862,424	(h)
		1,189,294

Thrifts & Mortgage Finance — 0.0%*

Housing Development Finance Corp.	9,176	121,398

	Number of Shares	Fair Value

Tobacco — 0.0%*

ITC Ltd.	7,501	$33,298	(a)

Trading Companies & Distributors — 0.2%

Mitsubishi Corp.	51,400	1,199,198

Wireless Telecommunication Services — 0.6%

America Movil SAB de C.V. ADR	27,852	691,566
Millicom International Cellular S.A.	1,035	116,987
MTN Group Ltd.	4,890	86,031
Softbank Corp.	43,199	1,284,500
Vodafone Group PLC	791,214	2,176,888
		4,355,972

Total Common Stock (Cost $130,446,292)		139,517,633

Preferred Stock — 0.4%

Automobile Manufacturers — 0.2%

Volkswagen AG	8,533	1,498,264

Diversified Financial Services — 0.1%

Itau Unibanco Holding S.A.	24,735	473,603	(a)

Electric Utilities — 0.0%*

Cia Energetica de Minas Gerais	3,917	93,636	(a)

Hypermarkets & Super Centers — 0.0%*

Cia Brasileira de Distribuicao Grupo Pao de Acucar	1,236	58,944

Integrated Oil & Gas — 0.0%*

Petroleo Brasileiro S.A.	12,711	162,694	(a)

Multi-Line Insurance — 0.0%*

XLIT Ltd. 3.59%	508	362,903

Steel — 0.1%

Vale S.A.	16,598	377,215	(a)

Total Preferred Stock (Cost $2,804,406)		3,027,259

Total Foreign Equity (Cost $133,250,698)		142,544,892

Principal Amount

Bonds and Notes — 28.0%

U.S. Treasuries — 7.1%

U.S. Treasury Bonds
3.13%	11/15/41 - 02/15/42	$22,183,800	21,269,639	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2012 (unaudited)

		Principal Amount	Fair Value

U.S. Treasury Notes
0.32%	12/31/13	$3,994,500	$3,980,767	(d,h)
1.01%	01/31/17	7,821,700	7,773,424	(d,h)
1.02%	02/28/17	5,639,100	5,599,451	(d)
2.00%	02/15/22	13,275,200	13,020,064	(h)
			51,643,345

Agency Mortgage Backed — 9.8%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	19,226	20,434	(h)
5.00%	07/01/35 - 06/01/41	1,232,743	1,359,729	(h)
5.50%	05/01/20 - 04/01/39	469,013	519,372	(h)
6.00%	04/01/17 - 11/01/37	587,258	656,446	(h)
6.50%	06/01/29	5,576	6,374	(h)
7.00%	10/01/16 - 08/01/36	200,367	230,413	(h)
7.50%	12/01/30 - 09/01/33	4,697	5,545	(h)
8.00%	04/01/30 - 11/01/30	1,473	1,766	(h)
9.00%	04/01/16 - 06/01/21	734	823	(h)
5.50%	TBA	305,000	331,449	(c)
Federal National Mortgage Assoc.
4.00%	05/01/19 - 12/01/41	11,317,105	11,879,372	(h)
4.50%	05/01/18 - 07/01/41	6,902,283	7,404,808	(h)
5.00%	07/01/20 - 06/01/41	2,151,653	2,375,474	(h)
5.14%	03/01/37	1,282	1,293	(i)
5.47%	04/01/37	797	837	(i)
5.50%	03/01/14 - 01/01/39	4,502,409	4,933,557	(h)
6.00%	07/01/14 - 08/01/35	1,814,094	2,027,647	(h)
6.50%	01/01/15 - 08/01/34	252,295	287,096	(h)
7.00%	10/01/16 - 12/01/33	67,836	76,548	(h)
7.50%	09/01/13 - 03/01/34	18,230	20,907	(h)
8.00%	12/01/12 - 11/01/33	7,026	8,355	(h)
8.50%	07/01/30 - 05/01/31	1,009	1,203	(h)
9.00%	12/01/17 - 12/01/22	2,486	2,857	(h)
3.50%	TBA	4,755,000	4,882,791	(c)
4.00%	TBA	560,000	587,125	(c)
4.50%	TBA	20,186,000	21,489,188	(c)
5.00%	TBA	1,348,000	1,456,213	(c)
5.50%	TBA	260,000	283,156	(c)
6.00%	TBA	2,150,000	2,368,695	(c)
6.50%	TBA	568,000	636,160	(c)
Government National Mortgage Assoc.
4.50%	08/15/33 - 03/20/41	3,731,812	4,070,547	(h)
5.00%	08/15/33	29,604	32,737	(h)
6.00%	04/15/30 - 09/15/36	104,431	119,552	(h)
6.50%	02/15/24 - 06/15/36	46,277	53,786	(h)
7.00%	04/15/28 - 10/15/36	37,652	44,076	(h)
8.00%	06/15/30	58	62	(h)
8.50%	10/15/17	8,705	9,847	(h)
9.00%	11/15/16 - 12/15/21	12,324	13,858	(h)
4.00%	TBA	1,685,000	1,808,216	(c)
4.50%	TBA	1,240,000	1,348,694	(c)
			71,357,008

Agency Collateralized Mortgage Obligations — 0.2%

Collateralized Mortgage Obligation Trust
2.27%	11/01/18	305	293	(d,f)

		Principal Amount	Fair Value

Federal Home Loan Mortgage Corp.
0.08%	09/25/43	$130,463	$1,063	(g,h,i)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24 - 11/15/30	1,744,179	196,988	(g,o)
5.00%	02/15/38	76,512	7,533	(g,o)
5.50%	04/15/17	670	1	(g,h,o)
6.36%	08/15/25	810,851	127,644	(g,i)
Federal Home Loan Mortgage Corp. REMIC (Series 1980) (Class 1980)
7.50%	07/15/27	3,310	691	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2631) (Class DI)
5.50%	06/15/33	14,028	2,323	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2643) (Class IM)
4.50%	03/15/18	11,233	615	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2763) (Class JI)
5.00%	10/15/18	26,246	1,816	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 33) (Class 33)
8.00%	04/15/20	128	138	(h)
Federal Home Loan Mortgage Corp. STRIPS
8.00%	02/01/23 - 07/01/24	1,241	276	(g,h,o)
Federal Home Loan Mortgage STRIPS
4.04%	08/01/27	299	257	(d,f,h)
Federal National Mortgage Assoc. REMIC
1.20%	12/25/42	53,147	1,780	(g,h,i)
5.00%	02/25/40 - 09/25/40	1,111,447	167,936	(g,o)
5.76%	07/25/38 - 01/25/41	1,043,889	183,438	(g,i)
Federal National Mortgage Assoc. REMIC (Class B)
3.76%	12/25/22	445	398	(d,f,h)
Federal National Mortgage Assoc. REMIC (Series 2003)
5.00%	08/25/17	1,974	57	(g,h,o)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class HI)
5.00%	10/25/22	9,163	382	(g,h,o)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IJ)
5.00%	02/25/32	123,691	7,952	(g,o)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class KI)
4.50%	05/25/18	2,007	31	(g,h,o)
Federal National Mortgage Assoc. STRIPS
5.00%	05/25/38	85,482	13,483	(g,o)
6.00%	01/01/35	100,724	19,859	(g,o)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2012 (unaudited)

		Principal Amount	Fair Value

Federal National Mortgage Assoc. STRIPS (Class 2)
4.50%	08/01/35	$134,073	$16,828	(g,o)
5.00%	03/25/38	95,064	14,390	(g,o)
5.50%	12/01/33	26,862	4,046	(g,h,o)
7.50%	11/01/23	8,267	1,814	(g,h,o)
8.00%	08/01/23 - 07/01/24	2,614	572	(g,h,o)
8.50%	03/01/17 - 07/25/22	856	147	(g,h,o)
9.00%	05/25/22	444	94	(g,h,o)
Federal National Mortgage Assoc. STRIPS (Series 378) (Class 1)
4.50%	01/01/36	148,971	19,738	(g,o)
Government National Mortgage Assoc.
4.50%	04/16/34 - 08/16/39	1,731,230	240,924	(g,o)
5.00%	12/20/35 - 09/20/38	1,318,501	160,206	(g,o)
5.86%	10/16/41	576,239	126,705	(g,i)
			1,320,418

Asset Backed — 0.3%

Bear Stearns Asset Backed Securities Trust
6.09%	01/25/34	1,458	1,091	(d,i)
Citicorp Residential Mortgage Securities Inc.
6.04%	09/25/36	150,000	110,577
Hertz Vehicle Financing LLC
2.60%	02/25/15	600,000	610,655	(b,h)
4.26%	03/25/14	1,000,000	1,024,342	(b,h)
Mid-State Trust
7.54%	07/01/35	2,267	2,302
Popular ABS Mortgage Pass-Through Trust
5.30%	11/25/35	150,000	93,092
Residential Asset Securities Corp.
16.70%	07/25/32	1,381	780	(d,i)
Saxon Asset Securities Trust
5.23%	08/25/35	335,774	320,360	(h,i)
			2,163,199

Corporate Notes — 9.0%

AES Gener S.A.
5.25%	08/15/21	64,000	67,520	(b)
AES Panama S.A.
6.35%	12/21/16	102,000	110,160	(b)
Aflac Inc.
2.65%	02/15/17	61,000	61,689
4.00%	02/15/22	60,000	60,494
Agilent Technologies Inc.
5.50%	09/14/15	250,000	280,971
Air Jamaica Ltd.
9.38%	07/08/15	5,000	5,200
Alcoa Inc.
5.40%	04/15/21	105,000	108,498
5.55%	02/01/17	119,000	130,724
Allergan Inc.
3.38%	09/15/20	182,000	189,154	(h)

		Principal Amount	Fair Value

Alpha Natural Resources Inc.
6.00%	06/01/19	$155,000	$140,275
America Movil SAB de C.V.
2.38%	09/08/16	1,005,000	1,017,387
6.13%	03/30/40	183,000	212,521
American Axle & Manufacturing Inc.
7.88%	03/01/17	217,000	224,052	(h)
American International Group Inc.
5.85%	01/16/18	247,000	268,614
Amgen Inc.
2.30%	06/15/16	176,000	179,669
2.50%	11/15/16	119,000	122,287
5.65%	06/15/42	262,000	280,131
Amphenol Corp.
4.00%	02/01/22	474,000	477,070
Amsted Industries Inc.
8.13%	03/15/18	96,000	102,720	(b,h)
Anadarko Petroleum Corp.
5.95%	09/15/16	318,000	366,621	(h)
6.20%	03/15/40	319,000	361,465	(h)
6.38%	09/15/17	134,000	159,221
6.95%	06/15/19	296,000	361,341
Anheuser-Busch InBev Worldwide Inc.
3.63%	04/15/15	353,000	378,881	(h)
5.38%	11/15/14	342,000	379,772	(h)
Aon Corp.
3.13%	05/27/16	302,000	313,350	(h)
ArcelorMittal
6.75%	03/01/41	63,000	59,038
Arch Coal Inc.
7.00%	06/15/19	909,000	838,552	(b,h)
Archer-Daniels-Midland Co.
5.77%	03/01/41	413,000	497,540	(h)
Aristotle Holding Inc.
2.65%	02/15/17	313,000	316,537	(b)
3.90%	02/15/22	120,000	121,290	(b)
4.75%	11/15/21	120,000	128,426	(b)
6.13%	11/15/41	185,000	206,383	(b)
Arizona Public Service Co.
6.25%	08/01/16	33,000	38,674	(h)
AT&T Inc.
1.09%	02/13/15	481,000	478,150	(d)
1.60%	02/15/17	601,000	597,589
2.95%	05/15/16	211,000	222,969
5.55%	08/15/41	171,000	189,540
5.60%	05/15/18	41,000	48,490
6.40%	05/15/38	784,000	931,034	(h)
6.70%	11/15/13	59,000	64,542
Australia & New Zealand Banking Group Ltd.
2.40%	11/23/16	343,000	345,893	(b)
Baker Hughes Inc.
3.20%	08/15/21	239,000	240,575	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2012 (unaudited)

		Principal Amount	Fair Value

Banco del Estado de Chile
4.13%	10/07/20	$100,000	$103,500	(b)
Banco do Brasil S.A.
5.88%	01/26/22	51,000	52,479	(b)
Banco do Nordeste do Brasil S.A.
3.63%	11/09/15	100,000	100,500	(b)
Banco Mercantil del Norte S.A.
6.86%	10/13/21	100,000	103,250	(b,i)
BanColombia S.A.
5.95%	06/03/21	44,000	46,585
6.13%	07/26/20	40,000	42,200
Bank of America Corp.
3.75%	07/12/16	125,000	125,623
3.88%	03/22/17	244,000	245,346
5.63%	10/14/16	120,000	127,582
5.70%	01/24/22	239,000	253,002
5.75%	12/01/17	245,000	262,761
5.88%	02/07/42	301,000	299,378
6.50%	08/01/16	440,000	483,773
Banque Centrale de Tunisie S.A.
7.38%	04/25/12	200,000	200,000
Baxter International Inc.
1.85%	01/15/17	286,000	289,644
Becton Dickinson and Co.
3.13%	11/08/21	358,000	363,256
Berkshire Hathaway Inc.
1.90%	01/31/17	475,000	480,434
BG Energy Capital PLC
2.88%	10/15/16	200,000	206,910	(b)
4.00%	10/15/21	37,000	38,586	(b)
BHP Billiton Finance USA Ltd.
1.63%	02/24/17	361,000	359,195
Bombardier Inc.
7.75%	03/15/20	294,000	327,810	(b,h)
BP Capital Markets PLC
2.25%	11/01/16	357,000	366,177	(h)
Broadcom Corp.
2.70%	11/01/18	239,000	243,014
Cargill Inc.
5.20%	01/22/13	218,000	226,298	(b)
6.00%	11/27/17	91,000	108,350	(b)
Case New Holland Inc.
7.88%	12/01/17	127,000	147,637
Caterpillar Inc.
3.90%	05/27/21	251,000	275,091
CCO Holdings LLC
8.13%	04/30/20	181,000	200,910
Centrais Eletricas Brasileiras S.A.
5.75%	10/27/21	200,000	218,900	(b)
Central American Bank for Economic Integration
5.38%	09/24/14	170,000	182,161	(b)
CenturyLink Inc.
5.80%	03/15/22	270,000	263,658
7.65%	03/15/42	294,000	276,247
Chesapeake Energy Corp.
6.13%	02/15/21	198,000	196,020

		Principal Amount	Fair Value

Chesapeake Midstream Partners LP
5.88%	04/15/21	$226,000	$224,870	(b)
Cigna Corp.
2.75%	11/15/16	557,000	563,947
4.00%	02/15/22	115,000	117,042
5.38%	02/15/42	239,000	245,136
CIncinnati Bell Inc.
8.25%	10/15/17	19,000	19,404
Citigroup Inc.
4.45%	01/10/17	489,000	512,230
5.00%	09/15/14	1,223,000	1,266,574	(h)
5.88%	01/30/42	262,000	271,468
6.13%	08/25/36	119,000	114,368
CityCenter Holdings LLC
7.63%	01/15/16	127,000	133,985
CNA Financial Corp.
5.88%	08/15/20	232,000	248,702	(h)
CNPC HK Overseas Capital Ltd.
4.50%	04/28/21	200,000	212,764	(b,h)
Consolidated Edison Company of New York Inc.
6.65%	04/01/19	461,000	577,380	(h)
Consolidated Edison Company of New York Inc. (Series 2008)
5.85%	04/01/18	36,000	43,694
Corning Inc.
4.75%	03/15/42	283,000	274,054
Corp Lindley S.A.
6.75%	11/23/21	21,000	22,365	(b)
Corp Nacional del Cobre de Chile
3.75%	11/04/20	139,000	142,405	(b)
3.88%	11/03/21	200,000	204,256	(b)
5.63%	09/21/35	30,000	33,951	(b)
Credit Suisse AG
2.60%	05/27/16	253,000	257,934	(b)
Crown Castle Towers LLC
4.88%	08/15/40	300,000	308,675	(b,h)
6.11%	01/15/40	49,000	54,460	(b,h)
CSX Corp.
4.25%	06/01/21	230,000	246,426
CVS Caremark Corp.
3.25%	05/18/15	87,000	92,212
5.75%	06/01/17	173,000	204,157
Danaher Corp.
2.30%	06/23/16	251,000	259,992
3.90%	06/23/21	50,000	54,676
DaVita Inc.
6.38%	11/01/18	212,000	222,070
Denbury Resources Inc.
6.38%	08/15/21	190,000	200,925
8.25%	02/15/20	91,000	101,692	(h)
DENTSPLY International Inc.
2.75%	08/15/16	366,000	367,913
4.13%	08/15/21	240,000	244,699
Deutsche Telekom International Finance BV
2.25%	03/06/17	235,000	232,594	(b)
4.88%	03/06/42	195,000	184,214	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2012 (unaudited)

		Principal Amount	Fair Value

DIRECTV Holdings LLC
2.40%	03/15/17	$246,000	$243,817	(b)
3.55%	03/15/15	260,000	274,568	(h)
3.80%	03/15/22	123,000	121,311	(b)
4.60%	02/15/21	241,000	253,936
4.75%	10/01/14	279,000	303,256	(h)
5.15%	03/15/42	246,000	239,649	(b)
Dolphin Energy Ltd.
5.89%	06/15/19	168,580	182,488	(b,h)
Dominion Resources Inc.
1.95%	08/15/16	168,000	170,311
4.90%	08/01/41	101,000	105,962
DPL Inc.
7.25%	10/15/21	210,000	233,100	(b)
Dubai Electricity & Water Authority
7.38%	10/21/20	200,000	214,500	(b,h)
Duke Realty LP (REIT)
6.50%	01/15/18	245,000	280,637	(h)
Ecolab Inc.
3.00%	12/08/16	332,000	345,211
Ecopetrol S.A.
7.63%	07/23/19	42,000	51,765
Empresa de Energia de Bogota S.A.
6.13%	11/10/21	42,000	44,520	(b)
Empresa Nacional del Petroleo
4.75%	12/06/21	100,000	103,621	(b)
Energy Transfer Equity LP
7.50%	10/15/20	159,000	176,490
Energy Transfer Partners LP
6.70%	07/01/18	176,000	201,775
European Investment Bank
0.81%	12/15/14	360,000	360,622	(d)
4.88%	01/17/17	710,000	817,472	(h)
Exelon Corp.
4.90%	06/15/15	334,000	364,322
Export Credit Bank of Turkey
5.38%	11/04/16	100,000	101,000	(b)
Express Scripts Inc.
3.13%	05/15/16	361,000	375,911
First Citizens St Lucia Ltd.
4.90%	02/09/16	150,000	154,333	(b)
Florida Power & Light Co.
4.13%	02/01/42	214,000	209,723
Ford Motor Credit Company LLC
5.00%	05/15/18	200,000	207,171
Forest Oil Corp.
7.25%	06/15/19	212,000	207,230
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	100,000	103,500	(b)
Frontier Communications Corp.
7.13%	03/15/19	219,000	219,548
Gilead Sciences Inc.
5.65%	12/01/41	118,000	126,048

		Principal Amount	Fair Value

Globo Comunicacao e Participacoes S.A.
6.25%	12/31/49	$100,000	$106,350	(b,j)
Goldman Sachs Capital I
6.35%	02/15/34	185,000	172,629
Great Plains Energy Inc.
4.85%	06/01/21	251,000	265,869
Halliburton Co.
3.25%	11/15/21	119,000	122,217	(h)
4.50%	11/15/41	119,000	120,487	(h)
Hanesbrands Inc.
6.38%	12/15/20	224,000	230,160	(h)
HCA Inc.
6.50%	02/15/20	375,000	393,750	(h)
HCP Inc. (REIT)
3.75%	02/01/19	166,000	165,023	(h)
Heineken N.V.
3.40%	04/01/22	489,000	485,396	(b)
Hewlett-Packard Co.
2.60%	09/15/17	610,000	609,624
Host Hotels & Resorts LP (REIT)
6.00%	11/01/20	526,000	557,560	(h)
HSBC Finance Corp.
6.68%	01/15/21	227,000	242,308	(h)
HSBC Holdings PLC
4.00%	03/30/22	489,000	484,707
Hughes Satellite Systems Corp.
6.50%	06/15/19	216,000	225,720
ING Bank N.V.
3.75%	03/07/17	240,000	237,713	(b)
Inter-American Development Bank
1.38%	10/18/16	357,000	362,784	(h)
IPIC GMTN Ltd.
3.75%	03/01/17	200,000	203,500	(b,h)
John Deere Capital Corp.
3.15%	10/15/21	119,000	121,083
JPMorgan Chase & Co.
4.35%	08/15/21	310,000	316,738
Koninklijke Philips Electronics N.V.
3.75%	03/15/22	369,000	371,187
5.00%	03/15/42	332,000	331,319
Korea Development Bank
3.25%	03/09/16	348,000	352,205
Korea National Oil Corp.
2.88%	11/09/15	289,000	292,423	(b)
3.13%	04/03/17	244,000	243,474	(b)
Kraft Foods Inc.
4.13%	02/09/16	361,000	392,309	(h)
5.38%	02/10/20	121,000	139,881
Kreditanstalt fuer Wiederaufbau
3.50%	03/10/14	731,000	771,592	(h)
4.50%	07/16/18	446,000	515,737	(h)
Levi Strauss & Co.
7.63%	05/15/20	177,000	187,177

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2012 (unaudited)

		Principal Amount	Fair Value

Linn Energy LLC
8.63%	04/15/20	$175,000	$188,562
Lloyds TSB Bank PLC
4.20%	03/28/17	293,000	295,200
Lockheed Martin Corp.
4.85%	09/15/41	155,000	158,110
Lorillard Tobacco Co.
3.50%	08/04/16	246,000	256,120
7.00%	08/04/41	95,000	102,187
Majapahit Holding BV
7.75%	10/17/16	100,000	115,750	(b)
Marathon Petroleum Corp.
6.50%	03/01/41	122,000	131,789
Midamerican Energy Holdings Co.
6.13%	04/01/36	39,000	46,359	(h)
Mitsui Sumitomo Insurance Company Ltd.
7.00%	03/15/72	120,000	120,980	(b,i)
Mizuho Corporate Bank Ltd.
2.55%	03/17/17	244,000	243,976	(b)
Morgan Stanley
4.75%	03/22/17	244,000	244,081
5.50%	07/28/21	181,000	176,888
5.75%	01/25/21	118,000	115,850
Mylan Inc.
7.88%	07/15/20	71,000	79,165	(b)
National Agricultural Cooperative Federation
4.25%	01/28/16	135,000	140,286	(b)
National JSC Naftogaz of Ukraine
9.50%	09/30/14	100,000	96,750
New Visteon Corp.
6.75%	04/15/19	228,000	231,420
Newfield Exploration Co.
5.75%	01/30/22	210,000	219,975
Newmont Mining Corp.
3.50%	03/15/22	123,000	118,500
4.88%	03/15/42	123,000	114,441
News America Inc.
6.65%	11/15/37	131,000	152,698
NextEra Energy Capital Holdings Inc.
2.60%	09/01/15	466,000	477,396	(h)
Noble Energy Inc.
4.15%	12/15/21	316,000	322,988
Nordea Bank AB
3.13%	03/20/17	875,000	875,911	(b)
Occidental Petroleum Corp.
1.75%	02/15/17	239,000	241,656	(h)
3.13%	02/15/22	239,000	241,120	(h)
Oglethorpe Power Corp.
5.38%	11/01/40	121,000	135,969
ONEOK Partners LP
6.13%	02/01/41	267,000	297,506	(h)

		Principal Amount	Fair Value

Pacific Gas & Electric Co.
6.05%	03/01/34	$276,000	$335,498	(h)
Pacific Rubiales Energy Corp.
7.25%	12/12/21	15,000	16,417	(b)
PacifiCorp
6.00%	01/15/39	500,000	617,543	(h)
6.25%	10/15/37	6,000	7,645
PAETEC Holding Corp.
8.88%	06/30/17	231,000	250,635	(h)
Peabody Energy Corp.
6.00%	11/15/18	63,000	61,740	(b)
6.25%	11/15/21	126,000	123,480	(b)
Pernod-Ricard S.A.
4.45%	01/15/22	153,000	155,199	(b,h)
Pertamina Persero PT
5.25%	05/23/21	50,000	52,625	(b)
Petrobras International Finance Co.
2.88%	02/06/15	96,000	98,504
3.50%	02/06/17	361,000	370,014
3.88%	01/27/16	103,000	108,418
5.38%	01/27/21	144,000	155,050
Petroleos Mexicanos
6.50%	06/02/41	42,000	47,250	(b)
Philip Morris International Inc.
2.50%	05/16/16	251,000	261,985	(h)
Phillips 66
1.95%	03/05/15	171,000	172,183	(b)
2.95%	05/01/17	244,000	248,002	(b)
5.88%	05/01/42	122,000	124,979	(b)
Pioneer Natural Resources Co.
7.50%	01/15/20	275,000	336,355	(h)
Plains All American Pipeline LP
3.65%	06/01/22	61,000	59,885
3.95%	09/15/15	214,000	229,488
5.15%	06/01/42	122,000	119,182
Power Sector Assets & Liabilities Management Corp.
7.39%	12/02/24	100,000	126,500	(b)
Pride International Inc.
6.88%	08/15/20	346,000	421,935
Protective Life Corp.
8.45%	10/15/39	245,000	283,656	(h)
Prudential Financial Inc.
5.63%	05/12/41	122,000	127,044
5.80%	11/16/41	61,000	66,077
Qatari Diar Finance QSC (REIT)
5.00%	07/21/20	100,000	107,125	(b)
QVC Inc.
7.50%	10/01/19	179,000	196,452	(b)
Range Resources Corp.
5.75%	06/01/21	212,000	222,600	(h)
Raytheon Co.
1.40%	12/15/14	238,000	241,943
Republic Services Inc.
5.25%	11/15/21	93,000	106,039	(h)
5.70%	05/15/41	165,000	188,350	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2012 (unaudited)

		Principal Amount	Fair Value

Reynolds Group Issuer Inc.
8.75%	10/15/16	$100,000	$105,750	(b)
Rio Tinto Finance USA PLC
3.50%	03/22/22	525,000	525,961
Roche Holdings Inc.
6.00%	03/01/19	259,000	315,850	(b,h)
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.00%	06/03/21	400,000	393,520	(b,h,i)
Schlumberger Investment S.A.
3.30%	09/14/21	120,000	121,577	(b,h)
Schlumberger Norge AS
1.95%	09/14/16	120,000	121,423	(b,h)
Sempra Energy
2.30%	04/01/17	489,000	494,956
Simon Property Group LP (REIT)
2.15%	09/15/17	366,000	360,761
Southern Copper Corp.
6.75%	04/16/40	73,000	78,888
Southwestern Energy Co.
4.10%	03/15/22	292,000	289,446	(b)
Swedbank Hypotek AB
2.38%	04/05/17	244,000	244,888	(b)
Texas Instruments Inc.
2.38%	05/16/16	377,000	393,624	(h)
Textron Inc.
6.20%	03/15/15	330,000	361,954	(h)
The AES Corp.
8.00%	10/15/17	157,000	176,821
The Coca-Cola Co.
3.30%	09/01/21	76,000	79,072
The Goldman Sachs Group Inc.
5.75%	01/24/22	242,000	248,955
6.15%	04/01/18	362,000	390,464	(h)
6.75%	10/01/37	121,000	118,226
The Potomac Edison Co.
5.35%	11/15/14	15,000	16,460	(h)
Time Warner Cable Inc.
4.00%	09/01/21	244,000	249,999
5.50%	09/01/41	357,000	373,967	(h)
6.75%	07/01/18	264,000	322,106	(h)
Time Warner Inc.
3.15%	07/15/15	370,000	391,836	(h)
5.88%	11/15/16	396,000	463,835	(h)
Total Capital International S.A.
2.88%	02/17/22	122,000	116,982
Transocean Inc.
6.38%	12/15/21	74,000	83,262
Vail Resorts Inc.
6.50%	05/01/19	333,000	349,650
Verizon Communications Inc.
2.00%	11/01/16	237,000	240,724
Viacom Inc.
1.25%	02/27/15	169,000	168,827
2.50%	12/15/16	372,000	380,765

		Principal Amount	Fair Value

Volcan Cia Minera SAA
5.38%	02/02/22	$63,000	$65,205	(b)
Wachovia Bank N.A.
4.88%	02/01/15	342,000	368,612
Weatherford International Ltd.
4.50%	04/15/22	195,000	194,717
5.95%	04/15/42	184,000	182,695
Willis Group Holdings PLC
4.13%	03/15/16	259,000	263,270	(h)
Woodside Finance Ltd.
4.50%	11/10/14	354,000	375,770	(b,h)
XL Group PLC (Series E)
6.50%	12/31/49	189,000	159,233	(h,i)
XLIT Ltd.
5.75%	10/01/21	202,000	220,222
Xstrata Finance Canada Ltd.
5.80%	11/15/16	184,935	207,747	(b,h)
			64,976,690

Non-Agency Collateralized Mortgage Obligations — 0.9%

Banc of America Merrill Lynch Commercial Mortgage Inc.
5.19%	09/10/47	340,000	379,669	(i)
5.63%	07/10/46	50,000	56,424
5.72%	02/10/51	260,000	294,676	(i)
6.20%	02/10/51	640,000	746,344	(i)
Bear Stearns Commercial Mortgage Securities
4.93%	02/13/42	450,000	489,102	(i)
5.54%	04/12/38	230,000	245,775	(i)
5.72%	06/11/40	40,000	30,882	(i)
Citigroup Commercial Mortgage Trust
5.48%	10/15/49	120,000	101,282
Commercial Mortgage Pass Through Certificates
4.98%	05/10/43	130,000	142,634	(i)
Credit Suisse First Boston Mortgage Securities Corp.
5.32%	10/25/35	28,757	813	(i)
Credit Suisse Mortgage Capital Certificates
5.61%	02/25/36	17,524	412	(i)
DBUBS Mortgage Trust
5.56%	11/10/46	230,000	174,326	(b,h,i)
Extended Stay America Trust
5.50%	11/05/27	100,000	101,073	(b)
GS Mortgage Securities Corp. II
3.00%	08/10/44	240,000	248,988
JP Morgan Chase Commercial Mortgage Securities Corp.
5.04%	03/15/46	145,000	157,813	(i)
5.34%	08/12/37	204,000	224,653	(i)
5.44%	05/15/45 - 06/12/47	360,000	397,394
5.79%	02/12/51	685,000	783,801	(h,i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2012 (unaudited)

		Principal Amount	Fair Value

LB-UBS Commercial Mortgage Trust
4.95%	09/15/30	$130,000	$142,876
5.16%	02/15/31	210,000	233,641
15.33%	12/15/39	218,759	3,572	(b,d,i)
Merrill Lynch Mortgage Trust
5.66%	05/12/39	165,000	114,891	(i)
Morgan Stanley Capital I
5.16%	10/12/52	80,000	88,526	(i)
5.62%	12/12/49	162,958	164,432	(h)
5.64%	06/11/42	210,000	183,080	(i)
5.73%	10/15/42	299,000	205,875	(h,i)
5.81%	08/12/41	415,000	474,395	(h,i)
6.28%	01/11/43	230,000	243,741	(i)
Wachovia Bank Commercial Mortgage Trust
5.47%	01/15/45	170,000	180,082	(h,i)
Wells Fargo Mortgage Backed Securities Trust
5.50%	01/25/36 - 03/25/36	159,609	3,785
			6,614,957

Sovereign Bonds — 0.5%

Government of Argentina
2.50%	12/31/38	31,896	11,403	(j)
8.28%	12/31/33	22,199	15,872
Government of Colombia
7.38%	03/18/19	100,000	128,300
Government of Dominican Republic
7.50%	05/06/21	100,000	103,000	(b)
Government of El Salvador
7.65%	06/15/35	70,000	71,330	(b,h)
Government of Ghana Republic
8.50%	10/04/17	100,000	114,500	(b)
Government of Grenada
4.50%	09/15/25	81,700	42,484	(b,j)
Government of Hungary
6.25%	01/29/20	92,000	83,931
7.63%	03/29/41	36,000	32,580	(h)
Government of Lebanon
4.00%	12/31/17	15,600	15,327
5.15%	11/12/18	43,000	43,323
6.10%	10/04/22	43,000	43,968
Government of Lithuania
6.13%	03/09/21	100,000	107,000	(b)
Government of Mexico
4.75%	03/08/44	294,000	288,120
5.75%	10/12/49	44,000	45,210
Government of Namibia
5.50%	11/03/21	200,000	209,500	(b)
Government of Panama
6.70%	01/26/36	40,000	52,600
Government of Peru
6.55%	03/14/37	47,000	59,878
7.35%	07/21/25	100,000	136,600

		Principal Amount	Fair Value

Government of Poland
5.00%	03/23/22	$125,000	$131,753
5.13%	04/21/21	46,000	49,128
6.38%	07/15/19	16,000	18,600
Government of Romania
6.75%	02/07/22	88,000	91,960	(b)
Government of South Africa
6.25%	03/08/41	100,000	117,000	(h)
Government of Turkey
5.13%	03/25/22	200,000	198,500	(h)
5.63%	03/30/21	100,000	104,350	(h)
6.00%	01/14/41	200,000	197,000	(h)
6.88%	03/17/36	42,000	46,620	(h)
Government of Uruguay
6.88%	09/28/25	91,473	118,000
Government of Venezuela
10.75%	09/19/13	42,000	43,785	(h)
Government of Vietnam
1.56%	03/12/16	14,261	12,848	(i)
ProvInce of Manitoba Canada
4.90%	12/06/16	38,000	43,705	(h)
Russian Foreign Bond - Eurobond
3.25%	04/04/17	200,000	199,314	(b)
5.00%	04/29/20	200,000	213,170	(b)
5.63%	04/04/42	200,000	195,106	(b)
7.50%	03/31/30	35,150	42,048	(j)
			3,427,813

Municipal Bonds and Notes — 0.2%

American Municipal Power Inc.
6.27%	02/15/50	95,000	104,713
Municipal Electric Authority of Georgia
6.64%	04/01/57	209,000	232,441
New Jersey State Turnpike Authority
7.10%	01/01/41	120,000	164,165
7.41%	01/01/40	305,000	431,316	(h)
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	65,000	72,904
South Carolina State Public Service Authority
6.45%	01/01/50	120,000	161,647	(h)
State of California
5.70%	11/01/21	175,000	197,698	(h)
			1,364,884

FNMA — 0.0%*

Lehman TBA
5.50%**	TBA	98,642	—	(c,m,p)

Total Bonds and Notes (Cost $200,168,188)			202,868,314

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2012 (unaudited)

	Number of Shares	Fair Value

Exchange Traded Funds — 4.0%
Financial Select Sector SPDR Fund	35,744	$564,040	(n)
Industrial Select Sector SPDR Fund	57,430	2,149,030	(n)
Vanguard MSCI Emerging Markets Fund	410,876	17,860,780
Vanguard REIT Fund	129,693	8,249,772

Total Exchange Traded Funds (Cost $26,645,837)		28,823,622

Other Investments — 0.1%
GEI Investment Fund (Cost $714,424)		735,857	(k)

Total Investments in Securities (Cost $610,272,226)		667,990,205

Short-Term Investments — 12.0%
GE Institutional Money Market Fund - Investment Class 0.04% (Cost $86,928,536)		86,928,536	(d,k)

Total Investments (Cost $697,200,762)		754,918,741

Liabilities in Excess of Other Assets, net — (4.2)%		(30,118,553)

NET ASSETS — 100.0%		$724,800,188

Other Information

The Fund had the following long future contracts open at March 31, 2012 (unaudited):

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appre ciation/ (Depre ciation)
EURO Stoxx 50 Index Futures	June 2012	15	$481,210	$(19,208)
FTSE 100 Index Futures	June 2012	5	457,716	(13,806)
S&P 500 Emini Index Futures	June 2012	60	4,209,600	95,640
S&P Midcap 400 Emini Index Futures	June 2012	4	396,920	571
Topix Index Futures	June 2012	3	312,413	11,227
5 Yr. U.S. Treasury Notes Futures	June 2012	357	43,746,445	(207,232)
30 Yr. U.S. Treasury Bond Futures	June 2012	10	1,377,500	(40,496)

				$(173,304)

The Fund had the following short future contracts open at March 31, 2012 (unaudited):

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation
Ultra Long-Term U.S. Treasury Bond Futures	June 2012	60	$(9,058,125)	$448,663
2 Yr. U.S. Treasury Notes Futures	June 2012	4	(880,563)	677
10 Yr. U.S. Treasury Notes Futures	June 2012	271	(35,090,266)	534,989

				$984,329

				$811,025

At March 31, 2012, the Fund had the following foreign currency forward exchange contracts (unaudited):

Description	Unrealized Appreciation/ (Depreciation)
Sold 5,900,000 EURO; Purchased $7,865,033 for settlement on 09/19/2012	$(44,790)
Sold 492,999,968 Japanese yen; Purchased $5,995,027 for settlement on 06/21/2012	353,811

$309,022

The Fund was invested in the following Countries at March 31, 2012 (unaudited):

Country	Percentage (based on Fair Value)
United States	78.35%
United Kingdom	4.57%
Japan	2.41%
Germany	2.27%
France	1.75%
Switzerland	1.73%
China	0.98%
Canada	0.97%
South Korea	0.77%
Hong Kong	0.63%
Brazil	0.58%
Netherlands	0.52%
Australia	0.52%
Sweden	0.47%
Taiwan	0.45%
Mexico	0.33%
Russian Federation	0.31%
Italy	0.30%

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2012 (unaudited)

Country	Percentage (based on Fair Value)
Ireland	0.24%
Supranational	0.23%
Singapore	0.19%
India	0.16%
Chile	0.16%
Spain	0.13%
Argentina	0.11%
Turkey	0.10%
United Arab Emirates	0.08%
South Africa	0.07%
Peru	0.07%
Belgium	0.06%
Indonesia	0.06%
Colombia	0.04%
Philippines	0.04%
Malaysia	0.03%
Namibia	0.03%
Tunisia	0.03%
Poland	0.03%
Panama	0.02%
Trinidad and Tobago	0.02%
Denmark	0.02%
Uruguay	0.02%
Hungary	0.02%
Ghana	0.01%
Qatar	0.01%
Lithuania	0.01%
Dominican Republic	0.01%
Lebanon	0.01%
Ukraine	0.01%
Romania	0.01%
Egypt	0.01%
Thailand	0.01%
El Salvador	0.01%
Luxembourg	0.01%
Venezuela	0.01%
Grenada	0.01%

100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at March 31, 2012 (unaudited):

Industry	Domestic	Foreign	Total
Exchange Traded Funds	3.82%	0.00%	3.82%
Diversified Financial Services	1.71%	1.55%	3.26%
Integrated Oil & Gas	1.37%	1.86%	3.23%
Pharmaceuticals	1.37%	0.72%	2.09%
Semiconductors	0.99%	0.83%	1.82%
Communications Equipment	1.55%	0.10%	1.65%

Industry	Domestic	Foreign	Total
Packaged Foods & Meats	0.87%	0.67%	1.54%
Systems Software	1.47%	0.00%	1.47%
Asset Management & Custody Banks	1.42%	0.00%	1.42%
Industrial Machinery	0.64%	0.74%	1.38%
Computer Hardware	1.33%	0.00%	1.33%
Life & Health Insurance	0.47%	0.83%	1.30%
Internet Software & Services	0.60%	0.65%	1.25%
Healthcare Services	0.84%	0.27%	1.11%
Fertilizers & Agricultural Chemicals	0.39%	0.68%	1.07%
Automobile Manufacturers	0.10%	0.92%	1.02%
Diversified Metals & Mining	0.17%	0.84%	1.01%
Oil & Gas Equipment & Services	0.90%	0.07%	0.97%
Aerospace & Defense	0.59%	0.37%	0.96%
Biotechnology	0.96%	0.00%	0.96%
Data Processing & Outsourced Services	0.96%	0.00%	0.96%
Household Products	0.49%	0.46%	0.95%
Soft Drinks	0.94%	0.00%	0.94%
Oil & Gas Exploration & Production	0.76%	0.14%	0.90%
Healthcare Equipment	0.89%	0.00%	0.89%
Cable & Satellite	0.87%	0.00%	0.87%
IT Consulting & Other Services	0.67%	0.18%	0.85%
Air Freight & Logistics	0.83%	0.00%	0.83%
Electric Utilities	0.65%	0.09%	0.74%
Home Improvement Retail	0.68%	0.00%	0.68%
Advertising	0.46%	0.19%	0.65%
Movies & Entertainment	0.65%	0.00%	0.65%
Life Sciences Tools & Services	0.64%	0.00%	0.64%
Industrial Gases	0.16%	0.46%	0.62%
Wireless Telecommunication Services	0.03%	0.58%	0.61%
Apparel, Accessories & Luxury Goods	0.21%	0.39%	0.60%
Multi-Line Insurance	0.23%	0.35%	0.58%
Application Software	0.27%	0.30%	0.57%
Specialized REITs	0.56%	0.00%	0.56%
Independent Power Producers & Energy Traders	0.52%	0.00%	0.52%
Broadcasting	0.50%	0.01%	0.51%
Specialized Finance	0.47%	0.04%	0.51%
Integrated Telecommunication Services	0.35%	0.14%	0.49%
Research & Consulting Services	0.49%	0.00%	0.49%
Multi-Utilities	0.12%	0.33%	0.45%
Industrial Conglomerates	0.00%	0.43%	0.43%
Distillers & Vintners	0.00%	0.41%	0.41%
Property & Casualty Insurance	0.40%	0.00%	0.40%
Steel	0.18%	0.21%	0.39%
Electrical Components & Equipment	0.37%	0.01%	0.38%
Restaurants	0.27%	0.11%	0.38%
Consumer Finance	0.36%	0.00%	0.36%
Specialty Chemicals	0.28%	0.08%	0.36%
Diversified Real Estate Activities	0.00%	0.34%	0.34%
Casinos & Gaming	0.29%	0.04%	0.33%
Diversified Support Services	0.00%	0.32%	0.32%
Home Furnishing Retail	0.32%	0.00%	0.32%
Construction & Engineering	0.10%	0.21%	0.31%
Trading Companies & Distributors	0.15%	0.16%	0.31%
Regional Banks	0.16%	0.13%	0.29%
Healthcare Supplies	0.00%	0.28%	0.28%
Diversified Capital Markets	0.00%	0.25%	0.25%
Real Estate Services	0.24%	0.00%	0.24%

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	March 31, 2012 (unaudited)

Industry	Domestic	Foreign	Total
Security & Alarm Services	0.17%	0.06%	0.23%
Construction & Farm Machinery & Heavy Trucks	0.18%	0.05%	0.23%
Thrifts & Mortgage Finance	0.21%	0.02%	0.23%
Diversified Chemicals	0.22%	0.00%	0.22%
Agricultural Products	0.20%	0.00%	0.20%
Automotive Retail	0.20%	0.00%	0.20%
Healthcare Facilities	0.20%	0.00%	0.20%
Tobacco	0.20%	0.00%	0.20%
Oil & Gas Storage & Transportation	0.19%	0.00%	0.19%
Investment Banking & Brokerage	0.17%	0.01%	0.18%
Apparel Retail	0.08%	0.09%	0.17%
General Merchandise Stores	0.17%	0.00%	0.17%
Office REITs	0.16%	0.00%	0.16%
Brewers	0.07%	0.08%	0.15%
Construction Materials	0.03%	0.12%	0.15%
Home Building	0.14%	0.01%	0.15%
Reinsurance	0.14%	0.00%	0.14%
Department Stores	0.13%	0.01%	0.14%
Electronic Equipment & Instruments	0.00%	0.14%	0.14%
Home Entertainment Software	0.14%	0.00%	0.14%
Human Resource & Employment Services	0.00%	0.14%	0.14%
Oil & Gas Drilling	0.12%	0.02%	0.14%
Computer Storage & Peripherals	0.12%	0.00%	0.12%
Hotels, Resorts & Cruise Lines	0.11%	0.01%	0.12%
Specialty Stores	0.12%	0.00%	0.12%
Insurance Brokers	0.11%	0.00%	0.11%
Railroads	0.11%	0.00%	0.11%
Retail REITs	0.11%	0.00%	0.11%
Drug Retail	0.10%	0.00%	0.10%
Coal & Consumable Fuels	0.08%	0.01%	0.09%
Environmental & Facilities Services	0.09%	0.00%	0.09%
Heavy Electrical Equipment	0.00%	0.09%	0.09%
Internet Retail	0.09%	0.00%	0.09%
Distributors	0.08%	0.00%	0.08%
Managed Healthcare	0.07%	0.01%	0.08%
Oil & Gas Refining & Marketing	0.08%	0.00%	0.08%
Gold	0.00%	0.06%	0.06%
Water Utilities	0.06%	0.00%	0.06%
Building Products	0.00%	0.05%	0.05%
Food Retail	0.00%	0.05%	0.05%
Residential REITs	0.05%	0.00%	0.05%
Auto Parts & Equipment	0.04%	0.00%	0.04%
Electronic Manufacturing Services	0.00%	0.03%	0.03%
Commodity Chemicals	0.00%	0.02%	0.02%
Gas-Distribution	0.00%	0.02%	0.02%
Real Estate Operating Companies	0.00%	0.02%	0.02%
Electronic Components	0.00%	0.01%	0.01%
Household Appliances	0.00%	0.01%	0.01%
Hypermarkets & Super Centers	0.00%	0.01%	0.01%
Marine Ports & Services	0.00%	0.01%	0.01%

			61.52%

Sector	Percentage (based on Fair Value)
Agency Mortgage Backed	9.45%
Corporate Notes	8.61%
U.S. Treasuries	6.84%
Non-Agency Collateralized Mortgage Obligations	0.88%
Sovereign Bonds	0.45%
Asset Backed	0.29%
Municipal Bonds and Notes	0.18%
Agency Collateralized Mortgage Obligations	0.17%

26.87%

Short Term and Other Investments
Short-Term	11.51%
Other Investments	0.10%

11.61%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund	(unaudited)

Paul M. Colonna President and Chief Investment Officer – Public Investments

The Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and Vita Marie Pike. The team is led by Mr. Colonna, who is vested with oversight authority. Mr. Healey, Mr. Johnson and Ms. Pike are each assigned a portion of the Fund, the size of which is determined by team consensus and adjusted on a periodic basis, as necessary. Although each portfolio manager manages his or her portion of the Fund independent of the other team members, the team is highly collaborative and communicative. See portfolio managers’ biographical information beginning on page 136.

Q.	How did the GE Institutional Income Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended March 31, 2012?

A.	For the six-month period ended March 31, 2012, the GE Institutional Income Fund returned 3.10% for the Investment Class shares and 2.94% for the Service Class shares. The Fund’s benchmark, the Barclays U.S. Aggregate Bond Index returned 1.43% and the Fund’s Morningstar peer group of 1,208 US Intermediate-Term Bond Funds returned an average of 2.94% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	Over the six-month period ended March 31, 2012, U.S. Treasury yields moved higher, predominantly in the first quarter of 2012 due to improving economic data and calmer markets in Europe. U.S. Treasury 2-year and 10-year note yields ended the period at 0.33% and 2.21%, up nine and 29 basis points, respectively. The 30-year bond yield rose 43 basis points to 3.34%. Against a backdrop of stronger economic fundamentals and rising treasury yields, credit spreads tightened. Investment grade credit spreads narrowed 57 basis points versus treasuries generating 3.77% return versus -0.41% for U.S. Treasuries. High yield (-231 bps) and emerging market debt (-102 bps) spreads tightened significantly as did commercial mortgage-backed spreads (-272 bps) resulting in strong returns of 12.1%, 9.1% and 6.7%, respectively. Agency mortgage-backed securities (MBS) returned 1.45% as spreads tightened 30 basis points behind expectations for “Quantitative Easing III.”

Q.	What were the primary drivers behind Fund performance?

A.	The primary drivers behind Fund performance were security selection and sector allocation. Strong security selection was most prevalent in corporate bonds, both investment grade and high yield. Select financial and industrial issuers drove performance in the investment grade space. Specific low loan balance pools within the agency MBS holdings were solid performers. Allocations to high yield and emerging market debt and an overweight in commercial MBS contributed very positively to returns as those sector returns outperformed the benchmark on absolute terms.

Q.	Were there any significant changes in the Fund during the period?

A.	The Fund started the period with a yield curve position favoring a flatter yield curve. However, by the end of December 2011, the Fund’s duration positioning was brought back to neutral relative to the benchmark and remained so for the balance of the period. As credit spreads tightened in the first three months of 2012, we reduced the Fund’s exposure to high yield and emerging market debt and pared back the overweight in commercial MBS.

Income Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by

$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any.

October 1, 2011 - March 31, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,031.00	1.07
Service Class	1,000.00	1,029.40	2.33
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.95	1.06
Service Class	1,000.00	1,022.70	2.33

*	Expenses are equal to the Fund’s annualized expense ratio of 0.21% for Investment Class shares and 0.46% for Service Class shares (for the period October 1, 2011 - March 31, 2012), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended March 31, 2012 were as follows: 3.10% for Investment Class shares and 2.94% for Service Class shares. Past performance does not guarantee future results.

Income Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital. The Funds seeks its objective by investing at least 80% of its net assets under normal circumstances in debt securities and investing primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments.

Morningstar Performance Comparison

Based on average annual returns for periods ended March 31, 2012

	Six Months**	One Year	Five Year	Ten Year
Number of funds in peer group	1,208	1,179	869	590
Peer group average annual total return	2.94%	6.44%	5.16%	5.03%

Morningstar Category in peer group : Intermediate-Term Bond

Quality Ratings as of March 31, 2012

as a % of Fair Value (b)(c)

Moody’s / S&P Rating*	Percentage of Fair Value
Aaa / AAA	22.37%
Aa / AA	49.68%
A / A	9.43%
Baa / BBB	13.07%
Ba / BB and lower	5.41%
NR / Other	0.04%
100.00%

Sector Allocation as of March 31, 2012

Portfolio Composition as a % of the Fair Value of $436,205 (in thousands) as of March 31, 2012 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2012

Investment Class Shares (Inception date: 11/21/97)

	Six Months**	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
Income Fund	3.10%	8.34%	5.33%	5.34%	$16,826
Barclays U.S. Aggregate Bond Index	1.43%	7.71%	6.24%	5.80%	$17,572

Service Class Shares

Average Annual Total Return

for the Periods Ended March 31, 2012

Service Class Shares (Inception date: 9/30/05)

	Six Months**	One Year	Five Year	Since Inception	Ending value of a $10,000 investment (a)
Income Fund	2.94%	8.07%	5.50%	5.24%	$13,937
Barclays U.S. Aggregate Bond Index	1.43%	7.71%	6.24%	5.79%	$14,423

An investment in the GE Institutional Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. It is possible to lose money by investing in the Fund.

*	Moody’s Investors Services Inc and Standard & Poor’s are nationally recognized statistical rating organizations.

**	Total returns for the six month period ended March 31, 2012 are not annualized.

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Income Fund

Schedule of Investments	March 31, 2012 (unaudited)

Income Fund

		Principal Amount	Fair Value

Bonds and Notes — 89.0%†

U.S. Treasuries — 22.7%

U.S. Treasury Bonds
3.13%	11/15/41 - 02/15/42	$41,022,000	$39,331,945	(h)
U.S. Treasury Notes
0.32%	12/31/13	14,804,400	14,753,502	(d,h)
1.01%	01/31/17 - 02/28/17	11,779,500	11,701,648	(d,h)
2.00%	02/15/22	24,473,300	24,002,948	(h)
			89,790,043

Agency Mortgage Backed — 30.9%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	54,089	57,483	(h)
5.00%	07/01/35 - 06/01/41	2,348,246	2,591,206	(h)
5.50%	05/01/20 - 04/01/39	1,287,414	1,425,674	(h)
6.00%	04/01/17 - 11/01/37	1,904,994	2,130,588	(h)
6.50%	07/01/29 - 10/01/33	6,591	7,520	(h)
7.00%	10/01/16 - 08/01/36	155,006	179,704	(h)
7.50%	09/01/12 - 09/01/33	12,259	13,781	(h)
8.00%	11/01/30	36,045	43,168	(h)
8.50%	04/01/30 - 05/01/30	49,106	60,261	(h)
9.00%	12/01/16	1,432	1,595	(h)
9.50%	04/01/21	81	95	(h)
Federal National Mortgage Assoc.
4.00%	05/01/19 - 12/01/41	21,659,381	22,737,822	(h)
4.50%	05/01/18 - 07/01/41	13,162,027	14,113,896	(h)
5.00%	07/01/20 - 06/01/41	4,813,362	5,303,277	(h)
5.14%	03/01/37	4,561	4,601	(i)
5.47%	04/01/37	2,836	2,978	(i)
5.50%	03/01/14 - 01/01/39	11,720,539	12,825,953	(h)
5.50%	10/01/24	47,300	47,555	(h,i)
6.00%	02/01/14 - 08/01/35	3,419,506	3,822,340	(h)
6.50%	07/01/17 - 08/01/36	397,663	448,667	(h)
7.00%	08/01/13 - 02/01/34	70,747	78,098	(h)
7.50%	08/01/13 - 03/01/34	248,419	289,374	(h)
8.00%	12/01/12 - 11/01/33	127,195	146,132	(h)
8.50%	05/01/31	7,656	9,386	(h)
9.00%	12/01/17 - 12/01/22	11,347	13,039	(h)
3.50%	TBA	8,425,000	8,651,422	(c)
4.00%	TBA	2,935,000	3,077,164	(c)
4.50%	TBA	19,032,000	20,242,317	(c)
5.00%	TBA	1,083,000	1,170,825	(c)
5.50%	TBA	75,000	81,680	(c)
6.00%	TBA	7,361,000	8,035,325	(c)
6.50%	TBA	3,472,000	3,888,640	(c)
Government National Mortgage Assoc.
4.50%	08/15/33 - 03/20/41	5,193,154	5,665,730	(h)
5.00%	08/15/33	105,652	116,831	(h)
6.00%	04/15/27 - 09/15/36	541,322	619,845	(h)
6.50%	04/15/19 - 09/15/36	404,747	470,234	(h)
7.00%	10/15/27 - 10/15/36	158,076	185,116	(h)

		Principal Amount	Fair Value

7.50%	01/15/23 - 10/15/33	$27,042	$30,358	(h)
8.00%	02/15/30 - 09/15/30	1,536	1,774	(h)
8.50%	10/15/17	6,431	7,275	(h)
9.00%	11/15/16 - 12/15/21	44,780	50,376	(h)
4.00%	TBA	3,000,000	3,219,375	(c)
5.50%	TBA	255,000	284,963	(c)
			122,153,443

Agency Collateralized Mortgage Obligations — 0.7%

Collateralized Mortgage Obligation Trust
2.27%	11/01/18	654	629	(d,f)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	1,524,276	12,417	(g,h,i)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24 - 11/15/30	3,012,549	340,971	(g,o)
5.00%	02/15/38	200,844	19,773	(g,o)
5.50%	04/15/17	3,894	7	(g,h,o)
6.36%	08/15/25	1,275,021	200,714	(g,i)
Federal Home Loan Mortgage Corp. REMIC (Class YQ)
5.00%	05/15/17	11,662	313	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 1980) (Class 1980)
7.50%	07/15/27	10,121	2,114	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2631) (Class DI)
5.50%	06/15/33	170,334	28,209	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2643) (Class IM)
4.50%	03/15/18	137,321	7,513	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2645) (Class BI)
4.50%	02/15/18	23,958	947	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2763) (Class JI)
5.00%	10/15/18	99,228	6,866	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class CI)
5.00%	11/15/17	24,544	619	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class IC)
5.00%	05/15/18	46,105	2,223	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2795) (Class IC)
5.00%	07/15/17	6,184	40	(g,h,o)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	March 31, 2012 (unaudited)

		Principal Amount	Fair Value

Federal Home Loan Mortgage Corp. REMIC (Series 33) (Class 33)
8.00%	04/15/20	$229	$248	(h)
Federal Home Loan Mortgage Corp. STRIPS
8.00%	02/01/23 - 07/01/24	9,335	2,083	(g,h,o)
Federal Home Loan Mortgage Corp. STRIPS (Series 227) (Class IO)
5.00%	12/01/34	45,627	6,738	(g,o)
Federal Home Loan Mortgage STRIPS
4.04%	08/01/27	2,362	2,031	(d,f,h)
Federal National Mortgage Assoc. REMIC
1.20%	12/25/42	303,779	10,173	(g,h,i)
5.00%	02/25/40 - 09/25/40	1,888,852	281,741	(g,o)
5.76%	07/25/38 - 01/25/41	1,894,607	330,096	(g,i)
Federal National Mortgage Assoc. REMIC (Class B)
3.76%	12/25/22	631	564	(d,f,h)
Federal National Mortgage Assoc. REMIC (Series 1992) (Class K)
8.00%	05/25/22	13	390	(g,h,o)
Federal National Mortgage Assoc. REMIC (Series 2003)
5.00%	08/25/17	28,387	826	(g,h,o)
7.26%	05/25/18	237,675	27,175	(g,h,i)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class HI)
5.00%	10/25/22	48,119	2,008	(g,h,o)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IJ)
5.00%	02/25/32	337,960	21,728	(g,h,o)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class KI)
4.50%	05/25/18	9,727	151	(g,h,o)
Federal National Mortgage Assoc. STRIPS
2.18%	12/01/34	95,443	89,648	(d,f,h)
5.00%	05/25/38	236,500	37,302	(g,h,o)
6.00%	01/01/35	272,477	53,724	(g,h,o)
Federal National Mortgage Assoc. STRIPS (Class 2)
4.50%	08/01/35	349,568	43,874	(g,h,o)
5.00%	03/25/38	250,304	37,889	(g,h,o)
5.50%	12/01/33	79,773	12,016	(g,h,o)
7.50%	11/01/23	51,341	11,263	(g,h,o)
8.00%	08/01/23 - 07/01/24	18,987	4,162	(g,h,o)
8.50%	03/01/17 - 07/25/22	1,718	293	(g,h,o)
9.00%	05/25/22	630	134	(g,h,o)
Federal National Mortgage Assoc. STRIPS (Series 378) (Class 1)
4.50%	01/01/36	420,995	55,780	(g,h,o)

		Principal Amount	Fair Value

Government National Mortgage Assoc.
4.50%	04/16/34 - 08/16/39	$3,299,038	$460,497	(g,o)
5.00%	12/20/35 - 09/20/38	2,973,434	374,813	(g,o)
5.86%	10/16/41	1,026,577	225,727	(g,i)
			2,716,429

Asset Backed — 0.5%

Bear Stearns Asset Backed Securities Trust
6.09%	01/25/34	15,904	11,898	(d,i)
Chase Funding Mortgage Loan Asset-Backed Certificates
3.99%	11/25/33	525,874	469,459
Citicorp Residential Mortgage Securities Inc.
6.04%	09/25/36	390,000	287,499
Countrywide Asset-Backed Certificates
1.04%	03/25/33	29,019	22,734	(i)
Hertz Vehicle Financing LLC
2.60%	02/25/15	1,000,000	1,017,758	(b,h)
Mid-State Trust
7.54%	07/01/35	3,710	3,767
Popular ABS Mortgage Pass-Through Trust
5.30%	11/25/35	375,000	232,729
Residential Asset Mortgage Products Inc.
4.72%	06/25/32	5,455	4,341	(d,i)
Residential Asset Securities Corp.
12.84%	06/25/33	8,070	4,600	(d,i)
16.70%	07/25/32	7,556	4,267	(d,i)
			2,059,052

Corporate Notes — 28.8%

Adaro Indonesia PT
7.63%	10/22/19	100,000	108,500	(b)
AES Gener S.A.
5.25%	08/15/21	111,000	117,105	(b)
AES Panama S.A.
6.35%	12/21/16	252,000	272,160	(b)
Aflac Inc.
2.65%	02/15/17	107,000	108,209
4.00%	02/15/22	107,000	107,882
Agilent Technologies Inc.
5.50%	09/14/15	430,000	483,269	(h)
Air Jamaica Ltd.
9.38%	07/08/15	10,000	10,400
Alcoa Inc.
5.40%	04/15/21	247,000	255,229	(h)
5.55%	02/01/17	209,000	229,591	(h)
Allergan Inc.
3.38%	09/15/20	353,000	366,876	(h)
Alpha Natural Resources Inc.
6.00%	06/01/19	257,000	232,585	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	March 31, 2012 (unaudited)

		Principal Amount	Fair Value

ALROSA Finance S.A.
7.75%	11/03/20	$200,000	$213,500	(b)
America Movil SAB de C.V.
2.38%	09/08/16	1,427,000	1,444,588
6.13%	03/30/40	319,000	370,460
American Axle & Manufacturing Inc.
7.88%	03/01/17	380,000	392,350
American International Group Inc.
5.85%	01/16/18	425,000	462,190
Amgen Inc.
2.30%	06/15/16	291,000	297,066
2.50%	11/15/16	207,000	212,718
5.65%	06/15/42	412,000	440,512
Amphenol Corp.
4.00%	02/01/22	852,000	857,518
Amsted Industries Inc.
8.13%	03/15/18	259,000	277,130	(b)
Anadarko Petroleum Corp.
5.95%	09/15/16	560,000	645,622	(h)
6.20%	03/15/40	658,000	745,592	(h)
6.38%	09/15/17	238,000	282,796	(h)
6.95%	06/15/19	502,000	612,814	(h)
Anheuser-Busch InBev Worldwide Inc.
3.63%	04/15/15	684,000	734,150	(h)
5.38%	11/15/14	462,000	513,026	(h)
Aon Corp.
3.13%	05/27/16	497,000	515,679	(h)
ArcelorMittal
6.75%	03/01/41	104,000	97,460	(h)
Arch Coal Inc.
7.00%	06/15/19	219,000	202,027	(b,h)
Archer-Daniels-Midland Co.
5.77%	03/01/41	650,000	783,053	(h)
Aristotle Holding Inc.
2.65%	02/15/17	556,000	562,283	(b,h)
3.90%	02/15/22	214,000	216,300	(b)
4.75%	11/15/21	214,000	229,027	(b)
6.13%	11/15/41	329,000	367,027	(b)
Arizona Public Service Co.
6.25%	08/01/16	214,000	250,798	(h)
AT&T Inc.
1.09%	02/13/15	855,000	849,934	(d)
1.60%	02/15/17	1,069,000	1,062,932
2.95%	05/15/16	325,000	343,436
5.55%	08/15/41	298,000	330,310
5.60%	05/15/18	743,000	878,731
6.40%	05/15/38	614,000	729,151	(h)
6.70%	11/15/13	200,000	218,786
Australia & New Zealand Banking Group Ltd.
2.40%	11/23/16	594,000	599,009	(b,h)
Baker Hughes Inc.
3.20%	08/15/21	419,000	421,761	(b,h)

		Principal Amount	Fair Value

Banco del Estado de Chile
4.13%	10/07/20	$100,000	$103,500	(b)
Banco do Brasil S.A.
5.88%	01/26/22	208,000	214,032	(b)
Banco do Nordeste do Brasil S.A.
3.63%	11/09/15	100,000	100,500	(b)
Banco Mercantil del Norte S.A.
6.86%	10/13/21	100,000	103,250	(b,i)
BanColombia S.A.
5.95%	06/03/21	68,000	71,995
6.13%	07/26/20	80,000	84,400
Bank of America Corp.
3.75%	07/12/16	210,000	211,046	(h)
3.88%	03/22/17	426,000	428,349
5.63%	10/14/16	210,000	223,269
5.70%	01/24/22	426,000	450,957	(h)
5.75%	12/01/17	425,000	455,810	(h)
5.88%	02/07/42	536,000	533,111	(h)
6.50%	08/01/16	715,000	786,131	(h)
Baxter International Inc.
1.85%	01/15/17	508,000	514,472	(h)
BBVA Bancomer S.A.
6.50%	03/10/21	200,000	208,500	(b)
Becton Dickinson and Co.
3.13%	11/08/21	620,000	629,102
Berkshire Hathaway Inc.
1.90%	01/31/17	848,000	857,702
BG Energy Capital PLC
2.88%	10/15/16	214,000	221,394	(b)
4.00%	10/15/21	208,000	216,913	(b)
BHP Billiton Finance USA Ltd.
1.63%	02/24/17	641,000	637,794
Bombardier Inc.
7.75%	03/15/20	387,000	431,505	(b)
BP Capital Markets PLC
2.25%	11/01/16	621,000	636,964	(h)
Broadcom Corp.
2.70%	11/01/18	414,000	420,953
Calpine Corp.
7.25%	10/15/17	42,000	44,520	(b)
Cargill Inc.
5.20%	01/22/13	125,000	129,758	(b,h)
6.00%	11/27/17	246,000	292,902	(b,h)
Case New Holland Inc.
7.88%	12/01/17	222,000	258,075
Caterpillar Inc.
3.90%	05/27/21	415,000	454,832
CCO Holdings LLC
8.13%	04/30/20	398,000	441,780
Centrais Eletricas Brasileiras S.A.
5.75%	10/27/21	200,000	218,900	(b)
Central American Bank for Economic Integration
5.38%	09/24/14	410,000	439,330	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	March 31, 2012 (unaudited)

		Principal Amount	Fair Value

CenturyLink Inc.
5.80%	03/15/22	$470,000	$458,960
7.65%	03/15/42	513,000	482,022
Chesapeake Energy Corp.
6.13%	02/15/21	349,000	345,510
Chesapeake Midstream Partners LP
5.88%	04/15/21	458,000	455,710	(b)
Cigna Corp.
2.75%	11/15/16	985,000	997,286
4.00%	02/15/22	223,000	226,959
5.38%	02/15/42	418,000	428,732
CIncinnati Bell Inc.
8.25%	10/15/17	430,000	439,137
Citigroup Inc.
4.45%	01/10/17	851,000	891,428
5.00%	09/15/14	1,666,000	1,725,358
5.88%	01/30/42	468,000	484,912
6.13%	08/25/36	212,000	203,747
CityCenter Holdings LLC
7.63%	01/15/16	223,000	235,265
CNA Financial Corp.
5.88%	08/15/20	404,000	433,085
CNOOC Finance 2011 Ltd.
4.25%	01/26/21	200,000	208,687	(b)
CNPC HK Overseas Capital Ltd.
4.50%	04/28/21	200,000	212,764	(b,h)
Comision Federal de Electricidad
4.88%	05/26/21	200,000	212,000	(b,h)
Consolidated Edison Company of New York Inc.
6.65%	04/01/19	294,000	368,221	(h)
Consolidated Edison Company of New York Inc. (Series 2008)
5.85%	04/01/18	463,000	561,957	(h)
Corning Inc.
4.75%	03/15/42	497,000	481,289
Corp Lindley S.A.
6.75%	11/23/21	37,000	39,405	(b)
Corp Nacional del Cobre de Chile
3.75%	11/04/20	361,000	369,843	(b,h)
5.63%	09/21/35	82,000	92,799	(b,h)
Credit Suisse AG
2.60%	05/27/16	416,000	424,113	(b,h)
Crown Castle Towers LLC
4.88%	08/15/40	422,000	434,203	(b,h)
6.11%	01/15/40	201,000	223,397	(b,h)
CSX Corp.
4.25%	06/01/21	410,000	439,281	(h)
CVS Caremark Corp.
3.25%	05/18/15	228,000	241,659
5.75%	06/01/17	366,000	431,917	(h)
Danaher Corp.
2.30%	06/23/16	416,000	430,903	(h)
3.90%	06/23/21	83,000	90,762	(h)

		Principal Amount	Fair Value

DaVita Inc.
6.38%	11/01/18	$371,000	$388,623	(h)
DDR Corp. (REIT)
4.75%	04/15/18
Denbury Resources Inc.
6.38%	08/15/21	314,000	332,055	(h)
8.25%	02/15/20	247,000	276,023	(h)
DENTSPLY International Inc.
2.75%	08/15/16	638,000	641,335
4.13%	08/15/21	419,000	427,203
Deutsche Telekom International Finance BV
2.25%	03/06/17	411,000	406,792	(b)
4.88%	03/06/42	191,000	180,435	(b)
Digicel Ltd.
8.25%	09/01/17	100,000	105,750	(b,h)
DIRECTV Holdings LLC
2.40%	03/15/17	430,000	426,184	(b)
3.55%	03/15/15	405,000	427,693
3.80%	03/15/22	215,000	212,048	(b)
4.60%	02/15/21	427,000	449,921
4.75%	10/01/14	418,000	454,341	(h)
5.15%	03/15/42	430,000	418,899	(b)
Dolphin Energy Ltd.
5.89%	06/15/19	168,580	182,488	(b,h)
Dominion Resources Inc.
1.95%	08/15/16	293,000	297,031
4.90%	08/01/41	167,000	175,205
DPL Inc.
7.25%	10/15/21	70,000	77,700	(b)
Dubai Electricity & Water Authority
7.38%	10/21/20	200,000	214,500	(b)
Duke Realty LP (REIT)
6.50%	01/15/18	411,000	470,782
Ecolab Inc.
3.00%	12/08/16	594,000	617,636
Ecopetrol S.A.
7.63%	07/23/19	74,000	91,205
Empresa de Energia de Bogota S.A.
6.13%	11/10/21	73,000	77,380	(b)
Empresa Nacional del Petroleo
4.75%	12/06/21	100,000	103,621	(b)
Energy Transfer Equity LP
7.50%	10/15/20	279,000	309,690
Energy Transfer Partners LP
6.70%	07/01/18	291,000	333,616
European Investment Bank
0.81%	12/15/14	620,000	621,071	(d)
4.88%	01/17/17	1,090,000	1,254,992	(h)
Exelon Corp.
4.90%	06/15/15	426,000	464,674	(h)
Export Credit Bank of Turkey
5.38%	11/04/16	225,000	227,250	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	March 31, 2012 (unaudited)

		Principal Amount	Fair Value

Express Scripts Inc.
3.13%	05/15/16	$641,000	$667,477
First Citizens St Lucia Ltd.
4.90%	02/09/16	150,000	154,333	(b,h)
Florida Power & Light Co.
4.13%	02/01/42	381,000	373,386	(h)
Ford Motor Credit Company LLC
5.00%	05/15/18	200,000	207,171	(h)
5.88%	08/02/21	200,000	215,718	(h)
Forest Oil Corp.
7.25%	06/15/19	371,000	362,653	(h)
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	174,000	180,090	(b,h)
Frontier Communications Corp.
7.13%	03/15/19	363,000	363,907
Gilead Sciences Inc.
5.65%	12/01/41	212,000	226,459
Globo Comunicacao e Participacoes S.A.
6.25%	12/31/49	100,000	106,350	(b,h,j)
Goldman Sachs Capital I
6.35%	02/15/34	356,000	332,195	(h)
Great Plains Energy Inc.
4.85%	06/01/21	414,000	438,526
Grupo Bimbo SAB de C.V.
4.50%	01/25/22	100,000	101,838	(b)
Halliburton Co.
3.25%	11/15/21	207,000	212,596	(h)
4.50%	11/15/41	207,000	209,586	(h)
Hanesbrands Inc.
6.38%	12/15/20	609,000	625,747	(h)
HCA Inc.
6.50%	02/15/20	436,000	457,800
HCP Inc. (REIT)
3.75%	02/01/19	297,000	295,252	(h)
Heineken N.V.
3.40%	04/01/22	850,000	843,735	(b)
Hewlett-Packard Co.
2.60%	09/15/17	1,064,000	1,063,345
Host Hotels & Resorts LP (REIT)
6.00%	11/01/20	325,000	344,500
HSBC Finance Corp.
6.68%	01/15/21	438,000	467,536	(h)
HSBC Holdings PLC
4.00%	03/30/22	851,000	843,528
Hughes Satellite Systems Corp.
6.50%	06/15/19	278,000	290,510
Indo Energy Finance BV
7.00%	05/07/18	100,000	102,250	(b)
ING Bank N.V.
3.75%	03/07/17	425,000	420,951	(b)
Ingles Markets Inc.
8.88%	05/15/17	73,000	79,023

		Principal Amount	Fair Value

Instituto Costarricense de Electricidad
6.95%	11/10/21	$200,000	$210,000	(b)
Inter-American Development Bank
1.38%	10/18/16	621,000	631,061
IPIC GMTN Ltd.
3.75%	03/01/17	312,000	317,460	(b)
John Deere Capital Corp.
3.15%	10/15/21	208,000	211,641	(h)
JPMorgan Chase & Co.
4.35%	08/15/21	544,000	555,823
KazMunayGas National Co.
9.13%	07/02/18	100,000	124,592	(b)
11.75%	01/23/15	100,000	122,027	(b)
Koninklijke Philips Electronics N.V.
3.75%	03/15/22	645,000	648,823
5.00%	03/15/42	581,000	579,808
Korea Development Bank
3.25%	03/09/16	423,000	428,111
4.00%	09/09/16	245,000	255,379
Korea Hydro & Nuclear Power Company Ltd.
4.75%	07/13/21	100,000	103,654	(b)
Korea National Oil Corp.
2.88%	11/09/15	358,000	362,241	(b)
3.13%	04/03/17	425,000	424,083	(b)
Kraft Foods Inc.
4.13%	02/09/16	675,000	733,541
5.38%	02/10/20	204,000	235,833
Kreditanstalt fuer Wiederaufbau
3.50%	03/10/14	633,000	668,150	(h)
4.50%	07/16/18	169,000	195,425
Levi Strauss & Co.
7.63%	05/15/20	440,000	465,300	(h)
Linn Energy LLC
8.63%	04/15/20	305,000	328,637	(h)
Lloyds TSB Bank PLC
4.20%	03/28/17	510,000	513,830
Lockheed Martin Corp.
4.85%	09/15/41	272,000	277,457
Lorillard Tobacco Co.
3.50%	08/04/16	417,000	434,155	(h)
7.00%	08/04/41	162,000	174,255	(h)
Majapahit Holding BV
7.75%	10/17/16	200,000	231,500	(b,h)
Marathon Petroleum Corp.
6.50%	03/01/41	213,000	230,091
MDC-GMTN B.V.
5.50%	04/20/21	100,000	107,280	(b,h)
Midamerican Energy Holdings Co.
6.13%	04/01/36	745,000	885,579	(h)
Mitsui Sumitomo Insurance Company Ltd.
7.00%	03/15/72	211,000	212,723	(b,i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	March 31, 2012 (unaudited)

		Principal Amount	Fair Value

Mizuho Corporate Bank Ltd.
2.55%	03/17/17	$425,000	$424,958	(b)
Morgan Stanley
4.75%	03/22/17	426,000	426,142
5.50%	07/28/21	316,000	308,822
5.75%	01/25/21	208,000	204,211
Mylan Inc.
7.88%	07/15/20	617,000	687,955	(b)
National Agricultural Cooperative Federation
4.25%	01/28/16	256,000	266,024	(b)
National JSC Naftogaz of Ukraine
9.50%	09/30/14	100,000	96,750
NET Servicos de Comunicacao S.A.
7.50%	01/27/20	100,000	116,650
New Visteon Corp.
6.75%	04/15/19	355,000	360,325
Newfield Exploration Co.
5.75%	01/30/22	370,000	387,575
Newmont Mining Corp.
3.50%	03/15/22	215,000	207,133
4.88%	03/15/42	215,000	200,039
News America Inc.
6.65%	11/15/37	171,000	199,324
NextEra Energy Capital Holdings Inc.
2.60%	09/01/15	892,000	913,813
Noble Energy Inc.
4.15%	12/15/21	747,000	763,519
Nordea Bank AB
3.13%	03/20/17	1,276,000	1,277,328	(b)
Occidental Petroleum Corp.
1.75%	02/15/17	419,000	423,657
3.13%	02/15/22	419,000	422,717
Oglethorpe Power Corp.
5.38%	11/01/40	234,000	262,948
ONEOK Partners LP
6.13%	02/01/41	439,000	489,158
Pacific Gas & Electric Co.
6.05%	03/01/34	427,000	519,050
Pacific Rubiales Energy Corp.
7.25%	12/12/21	15,000	16,417	(b)
PacifiCorp
6.00%	01/15/39	250,000	308,772
6.25%	10/15/37	14,000	17,839
PAETEC Holding Corp.
8.88%	06/30/17	374,000	405,790
Peabody Energy Corp.
6.00%	11/15/18	110,000	107,800	(b)
6.25%	11/15/21	219,000	214,620	(b)
Pernod - Ricard S.A.
4.45%	01/15/22	293,000	297,211	(b)

		Principal Amount	Fair Value

Petrobras International Finance Co.
2.88%	02/06/15	$171,000	$175,460	(h)
3.50%	02/06/17	643,000	659,055	(h)
3.88%	01/27/16	187,000	196,837	(h)
5.38%	01/27/21	257,000	276,722
Petroleos Mexicanos
6.00%	03/05/20	160,000	182,160	(h)
6.50%	06/02/41	74,000	83,250	(b,h)
Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	87,500	90,563
Petronas Capital Ltd.
5.25%	08/12/19	150,000	167,216	(b,h)
7.88%	05/22/22	100,000	134,322	(b,h)
Petronas Global Sukuk Ltd.
4.25%	08/12/14	400,000	421,280	(b,h)
Philip Morris International Inc.
2.50%	05/16/16	413,000	431,075	(h)
Phillips 66
1.95%	03/05/15	298,000	300,061	(b)
2.95%	05/01/17	426,000	432,987	(b)
5.88%	05/01/42	213,000	218,201	(b)
Pioneer Natural Resources Co.
7.50%	01/15/20	667,000	815,814
Plains All American Pipeline LP
3.65%	06/01/22	107,000	105,045
3.95%	09/15/15	450,000	482,569
5.15%	06/01/42	213,000	208,081
Power Sector Assets & Liabilities Management Corp.
7.39%	12/02/24	200,000	253,000	(b)
Pride International Inc.
6.88%	08/15/20	608,000	741,435
Protective Life Corp.
8.45%	10/15/39	425,000	492,057
Prudential Financial Inc.
5.63%	05/12/41	213,000	221,806
5.80%	11/16/41	106,000	114,822
Qatari Diar Finance QSC (REIT)
5.00%	07/21/20	200,000	214,250	(b)
QVC Inc.
7.50%	10/01/19	444,000	487,290	(b)
Range Resources Corp.
5.75%	06/01/21	371,000	389,550
Raytheon Co.
1.40%	12/15/14	424,000	431,024
Republic Services Inc.
5.25%	11/15/21	359,000	409,333	(h)
5.70%	05/15/41	254,000	289,946
Reynolds Group Issuer Inc.
8.75%	10/15/16	401,000	424,057	(b)
Rio Tinto Finance USA PLC
3.50%	03/22/22	915,000	916,674

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	March 31, 2012 (unaudited)

		Principal Amount	Fair Value

Roche Holdings Inc.
6.00%	03/01/19	$972,000	$1,185,352	(b)
RZD Capital Ltd.
5.74%	04/03/17	100,000	105,875
Schlumberger Investment S.A.
3.30%	09/14/21	209,000	211,746	(b)
Schlumberger Norge AS
1.95%	09/14/16	209,000	211,478	(b)
Sempra Energy
2.30%	04/01/17	850,000	860,352
Simon Property Group LP (REIT)
2.15%	09/15/17	638,000	628,868
Southern Copper Corp.
6.75%	04/16/40	166,000	179,389
Southwestern Energy Co.
4.10%	03/15/22	511,000	506,531	(b)
Swedbank Hypotek AB
2.38%	04/05/17	426,000	427,550	(b)
Texas Instruments Inc.
2.38%	05/16/16	620,000	647,340
Textron Inc.
6.20%	03/15/15	576,000	631,774
The AES Corp.
8.00%	10/15/17	419,000	471,899
The Coca-Cola Co.
3.30%	09/01/21	460,000	478,591
The Goldman Sachs Group Inc.
5.75%	01/24/22	425,000	437,215
6.15%	04/01/18	643,000	693,559	(h)
6.75%	10/01/37	214,000	209,094	(h)
The Potomac Edison Co.
5.35%	11/15/14	178,000	195,330	(h)
Time Warner Cable Inc.
4.00%	09/01/21	425,000	435,449
5.50%	09/01/41	633,000	663,085	(h)
6.75%	07/01/18	571,000	696,675	(h)
Time Warner Inc.
3.15%	07/15/15	992,000	1,050,543	(h)
5.88%	11/15/16	463,000	542,312	(h)
TNK-BP Finance S.A.
7.25%	02/02/20	7,000	8,103	(b)
Total Capital International S.A.
2.88%	02/17/22	213,000	204,240
Transnet SOC Ltd.
4.50%	02/10/16	200,000	207,024	(b,h)
Transocean Inc.
6.38%	12/15/21	131,000	147,397	(h)
Vail Resorts Inc.
6.50%	05/01/19	583,000	612,150
Verizon Communications Inc.
2.00%	11/01/16	424,000	430,661
Viacom Inc.
1.25%	02/27/15	299,000	298,694
2.50%	12/15/16	655,000	670,432

		Principal Amount	Fair Value

Volcan Cia Minera SAA
5.38%	02/02/22	$113,000	$116,955	(b)
Voto-Votorantim Ltd.
6.75%	04/05/21	100,000	111,980	(b)
Wachovia Bank N.A.
4.88%	02/01/15	596,000	642,377
Weatherford International Ltd.
4.50%	04/15/22	340,000	339,507
5.95%	04/15/42	319,000	316,738
Willis Group Holdings PLC
4.13%	03/15/16	406,000	412,694	(h)
Woodside Finance Ltd.
4.50%	11/10/14	731,000	775,954	(b,h)
XL Group PLC (Series E)
6.50%	12/31/49	310,000	261,175	(h,i)
XLIT Ltd.
5.75%	10/01/21	356,000	388,114	(h)
Xstrata Finance Canada Ltd.
5.80%	11/15/16	384,947	432,430	(b,h)
			113,604,784

Non-Agency Collateralized Mortgage Obligations — 2.9%

Banc of America Merrill Lynch Commercial Mortgage Inc.
5.19%	09/10/47	600,000	670,004	(i)
5.72%	02/10/51	280,000	317,344	(i)
6.20%	02/10/51	180,000	209,909	(i)
Banc of America Mortgage Securities Inc.
5.59%	02/25/36	32,149	444	(i)
Bear Stearns Commercial Mortgage Securities
4.93%	02/13/42	790,000	858,645	(i)
5.40%	03/11/39	171,604	171,577	(h,i)
5.54%	04/12/38	430,000	459,492	(i)
5.72%	06/11/40	130,000	100,367	(i)
Citigroup Commercial Mortgage Trust
5.48%	10/15/49	210,000	177,243
Commercial Mortgage Pass Through Certificates
4.98%	05/10/43	220,000	241,380	(h,i)
Credit Suisse First Boston Mortgage Securities Corp.
5.32%	10/25/35	186,937	5,285	(i)
Credit Suisse Mortgage Capital Certificates
5.61%	02/25/36	66,592	1,565	(i)
DBUBS Mortgage Trust
5.56%	11/10/46	350,000	265,279	(b,h,i)
Extended Stay America Trust
5.50%	11/05/27	700,000	707,509	(b)
GS Mortgage Securities Corp. II
3.00%	08/10/44	420,000	435,729
Interstar Millennium Trust
1.31%	03/14/36	26,172	23,829	(d,i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	March 31, 2012 (unaudited)

		Principal Amount	Fair Value

JP Morgan Chase Commercial Mortgage Securities Corp.
5.04%	03/15/46	$250,000	$272,091	(i)
5.34%	08/12/37	1,175,000	1,293,956	(h,i)
5.44%	05/15/45 - 06/12/47	680,000	740,548
5.79%	02/12/51	550,000	629,329	(i)
LB-UBS Commercial Mortgage Trust
4.95%	09/15/30	310,000	340,703
5.16%	02/15/31	450,000	500,659
15.33%	12/15/39	1,903,755	31,086	(b,d,i)
MASTR Alternative Loans Trust
5.00%	08/25/18	94,442	9,282	(g,o)
Merrill Lynch Mortgage Trust
5.66%	05/12/39	408,000	284,094	(i)
Morgan Stanley Capital I
5.16%	10/12/52	350,000	387,301	(i)
5.62%	12/12/49	291,609	294,246
5.64%	06/11/42	370,000	322,569	(i)
5.73%	10/15/42	757,000	519,203	(h,i)
5.81%	08/12/41	180,000	205,762	(i)
6.28%	01/11/43	450,000	476,885	(i)
Residential Accredit Loans Inc.
12.26%	03/25/34	20,907	17,456	(d,i)
Residential Funding Mortgage Securities I
5.75%**	01/25/36	34,718	—
Wachovia Bank Commercial Mortgage Trust
5.47%	01/15/45	430,000	455,500	(h,i)
Wells Fargo Mortgage Backed Securities Trust
5.50%	01/25/36 - 03/25/36	421,533	11,594
			11,437,865

Sovereign Bonds — 1.7%

Government of Argentina
2.50%	12/31/38	61,081	21,836	(j)
8.28%	12/31/33	42,513	30,396
Government of Colombia
7.38%	03/18/19	100,000	128,300	(h)
Government of Dominican Republic
7.50%	05/06/21	200,000	206,000	(b,h)
Government of El Salvador
7.65%	06/15/35	170,000	173,230	(b,h)
Government of Ghana Republic
8.50%	10/04/17	200,000	229,000	(b)
Government of Grenada
4.50%	09/15/25	178,400	92,768	(b,h,j)
Government of Hungary
6.25%	01/29/20	142,000	129,545
7.63%	03/29/41	84,000	76,020
Government of Indonesia
4.88%	05/05/21	200,000	216,750	(b)
11.63%	03/04/19	100,000	149,000	(b)

		Principal Amount	Fair Value

Government of Lebanon
4.00%	12/31/17	$29,400	$28,885
5.15%	11/12/18	82,000	82,615
6.10%	10/04/22	82,000	83,845
Government of Lithuania
6.13%	03/09/21	150,000	160,500	(b)
6.75%	01/15/15	100,000	108,000	(b)
7.38%	02/11/20	200,000	234,000	(b,h)
Government of Mexico
4.75%	03/08/44	516,000	505,680
5.75%	10/12/49	74,000	76,035
6.05%	01/11/40	82,000	98,810
Government of Namibia
5.50%	11/03/21	200,000	209,500	(b)
Government of Panama
6.70%	01/26/36	139,000	182,785
Government of Peru
6.55%	03/14/37	242,000	308,308
7.35%	07/21/25	100,000	136,600
Government of Poland
5.00%	03/23/22	218,000	229,776
6.38%	07/15/19	38,000	44,175
Government of Romania
6.75%	02/07/22	156,000	163,020	(b)
Government of South Africa
6.25%	03/08/41	100,000	117,000
Government of Sri Lanka
7.40%	01/22/15	100,000	105,750	(b,h)
8.25%	10/24/12	100,000	102,400
Government of Turkey
5.13%	03/25/22	100,000	99,250
5.63%	03/30/21	140,000	146,090
6.00%	01/14/41	200,000	197,000
6.88%	03/17/36	74,000	82,140
Government of Uruguay
6.88%	09/28/25	179,399	231,425
Government of Venezuela
10.75%	09/19/13	90,000	93,825
Government of Vietnam
1.56%	03/12/16	27,478	24,755	(i)
Korea Expressway Corp.
4.50%	03/23/15	200,000	210,041	(b)
ProvInce of Manitoba Canada
4.90%	12/06/16	130,000	149,517	(h)
Russian Foreign Bond - Eurobond
3.25%	04/04/17	400,000	398,628	(b)
5.00%	04/29/20	200,000	213,170	(b)
5.63%	04/04/42	200,000	195,106	(b)
7.50%	03/31/30	61,785	73,910	(j)
			6,545,386

Municipal Bonds and Notes — 0.8%

American Municipal Power Inc.
6.27%	02/15/50	295,000	325,161

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	March 31, 2012 (unaudited)

		Principal Amount	Fair Value

Municipal Electric Authority of Georgia
6.64%	04/01/57	$467,000	$519,379
New Jersey State Turnpike Authority
7.10%	01/01/41	235,000	321,489
7.41%	01/01/40	1,050,000	1,484,857	(h)
South Carolina State Public Service Authority
6.45%	01/01/50	235,000	316,559
State of California
5.70%	11/01/21	290,000	327,613
			3,295,058

FNMA — 0.0%*

Lehman TBA
5.50%**	TBA	333,269	—	(c,m,p)

Total Bonds and Notes (Cost $346,066,474)			351,602,060

	Number of Shares
Preferred Stock — 0.2%
XLIT Ltd. 3.59% (Cost $838,195)	927	662,226

Other Investments — 0.2%
GEI Investment Fund (Cost $821,244)		845,882	(k)

Total Investments in Securities (Cost $347,725,913)		353,110,168

Short-Term Investments —21.0%
GE Institutional Money Market Fund — Investment Class 0.04% (Cost $83,094,535)		83,094,535	(d,k)

Total Investments (Cost $430,820,448)		436,204,703

Liabilities in Excess of Other Assets, net — (10.4)%		(41,034,901)

NET ASSETS — 100.0%		$395,169,802

Other Information

The Fund had the following long futures contracts open at March 31, 2012 (unaudited):

Description	Expiration Date	Number of Contracts	Current Notional Value	Un realized (Depre ciation)
5 Yr U.S. Treasury Note Futures	June 2012	553	$67,764,102	$(316,555)

				$(316,555)

The Fund had the following short futures contracts open at March 31, 2012 (unaudited):

Description	Expir ation Date	Number of Contracts	Current Notional Value	Unrealized Appre ciation
Ultra Long-Term U.S. Treasury Bond Futures	June 2012	107	$(16,153,656)	$800,237
2 Yr U.S. Treasury Note Futures	June 2012	53	(11,667,453)	8,964
10 Yr. U.S. Treasury Notes Futures	June 2012	343	(44,413,141)	677,338
30 Yr U.S. Treasury Bond Futures	June 2012	27	(3,719,250)	87,533

				$1,574,072

				$1,257,517

See Notes to Schedules of Investments and Notes to Financial Statements.

Money Market Fund	(unaudited)

Michael E. Martini Vice President

The Money Market Fund is managed by a team of portfolio managers that includes James C. Gannon, Michael E. Martini and Michael Nowakowski. As lead portfolio manager for the Money Market Fund, Mr. Martini has oversight responsibilities over the Fund. See portfolio managers’ biographical information beginning on page 136.

Q.	How did the GE Institutional Money Market Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended March 31, 2012?

A.	For the six-month period ended March 31, 2012, the GE Institutional Money Market Fund returned 0.04% for the Investment Class shares and 0.00% for the Service Class shares. The Fund’s benchmark, the 90-day U.S. Treasury Bill returned 0.08% and the Fund’s Morningstar peer group of 986 U.S. Money Market Taxable Funds returned an average of 0.01% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	De-risking aptly characterized the fourth quarter of 2011. Global financial institutions, and European sovereigns, either were placed on negative ratings watch or experienced downgrades by ratings agencies. One ratings agency removed sovereign support in its bank rating methodology, leading to downgrades across the globe. Another ratings agency placed several European sovereigns’ ratings on negative watch as the debt crisis in Europe continued. Consequently, wholesale funding markets dried up for many Eurozone banks. Stress measures such as LIBOR and €/$ cross-currency swaps signaled worsening problems with banks’ ability to fund. As a result, credit yields rose. The subsequent “flight-to-quality” bid for rates products, including U.S. Treasury and agency securities and repos, kept yields pinned at historically low levels.

As the first quarter of 2012 began, short-term credit spreads narrowed. The European Central Bank (ECB) conducted two 3-year Long Term Refinancing Operations (LTROs) where banks borrowed net €500bn. These operations reduced the tail-risk associated with a liquidity event, and LIBOR rates began a 12bp decline. At the same time, the U.S. Treasury increased bill issuance over $100bn (tax refunds), and the Fed sold short treasuries as part of “Operation Twist.” This supply pressured rates product yields higher, including repos. Spreads stopped narrowing towards the end of the quarter, as negative Eurozone news resurfaced, and one ratings agency placed over 100 global financial institutions on watch for downgrade(s). These events caused LIBOR’s descent to stall. In fact, a metric of forward “LIBOR funding” pressure approached the high-end of its 2012 range, signaling near-term funding/liquidity issues.

Q.	What were the primary drivers behind Fund performance?

A.	The Fund’s allocation to non-governments was a positive contributor to performance as credit spreads narrowed during the first quarter thanks to two successful 3-year LTROs conducted by the ECB. This helped galvanize a 12bp decline in LIBOR during the quarter. The Fund’s 64% allocation to [USG][spell-out] will likely provide flexibility for non-financial investment opportunities in 2012.

Q.	Were there any significant changes in the Fund during the period?

A.	There were a couple significant changes to the Fund during the six-month period. The Fund’s allocation to U.S. government and agency issues rose from 40% to 64% of total holdings throughout the period. Over the six-months ended March 31, 2012, the allocation to U.S. Treasury securities rose from 6% to 20% as credit risk was reduced. The exposure to Scandinavia, Australia and Canada remained in a 20-25% range. However, the allocation to Europe declined from 35% at the beginning of the period to 13% as of March 31st. Eurozone financial exposure during the period dropped from 15% to zero. Within the European holdings, supranational and sovereign issuers made up approximately 3%, and non-financial credits made up 4%. The weighted average maturity of the Fund remained between 35 and 45 days during the period.

Money Market Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have prepared an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by

$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any.

October 1, 2011 - March 31, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,000.40	0.55
Service Class	1,000.00	1,000.00	0.95
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,024.45	0.56
Service Class	1,000.00	1,024.05	0.96

*	Expenses are equal to the Fund’s annualized expense ratio of 0.11% for Investment Class shares and 0.19% for Service Class shares (for the period October 1, 2011 - March 31, 2012), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended March 31, 2012 were as follows: 0.04% for Investment Class shares and 0.00% for Service Class shares. Past performance does not guarantee future results.

Money Market Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity. The Fund seeks its objective by investing primarily in short-term, U.S. dollar denominated money market instruments.

Morningstar Performance Comparison

Based on average annual returns for periods ended March 31, 2012

	Six Months**	One Year	Five Year	Ten Year
Number of funds in peer group	986	982	836	609
Peer group average annual total return	0.01%	0.02%	1.13%	1.60%

Morningstar Category in peer group : Money Market Taxable

Fund Yield at March 31, 2012 (b)

	Investment Class†	Service Class†
7-day current*	0.04%	0.00%
7-day effective	0.04%	0.00%
Money Fund Report	0.07%	0.01%

Sector Allocation as of March 31, 2012

Portfolio Composition as a % of the Fair Value $776,757 (in thousands) as of March 31, 2012 (b)

Change in Value of a $10,000 Investment (a)

Investment Class Shares†

Average Annual Total Return

For the Periods Ended March 31, 2012

Investment Class Shares (Inception date: 12/2/97)

	Six Months**	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
Money Market Fund	0.04%	0.09%	1.36%	1.92%	$12,100
90 Day U.S. T-Bill	0.02%	0.04%	0.98%	1.77%	$11,922

Service Class Shares†

Average Annual Total Return

For the Periods Ended March 31, 2012

Service Class Shares (Inception date: 9/30/05)

	Six Months**	One Year	Five Year	Since Inception	Ending value of a $10,000 investment (a)
Money Market Fund	0.00%	0.00%	1.20%	1.95%	$11,342
90 Day U.S. T-Bill	0.02%	0.04%	0.98%	1.83%	$11,251

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
†	With respect to the Service Class, the Distribution and/or Service (12b-1) Fee may be voluntarily reduced by GE Investment Distributors, Inc. (the Fund’s principal distributor) on a temporary basis to the extent necessary to maintain a minimum annualized net yield of 0.00%, but may return to its stated level at any time without prior notice. Further, to the extent necessary, GE Asset Management may also voluntarily reduce its management fee to maintain a minimum annualized net yield of 0.00% for all share classes. This voluntary management fee reduction may be modified or discontinued by GE Asset Management at any time without prior notice. There can be no assurance that either of these fee reductions will be sufficient to avoid any loss.
*	The seven day current yield, rather than the total return, more closely reflects the current earnings of the Money Market Fund at March 31, 2012.
**	Total returns for the six month period ended March 31, 2012 are not annualized.
See	Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Money Market Fund

Schedule of Investments	March 31, 2012 (unaudited)

Money Market Fund

		Principal Amount	Amortized Cost

Short-Term Investments — 94.3%†

U.S. Treasuries — 16.5%

United States Treasury Bills
0.09%	04/19/12	$10,000,000	$9,999,575	(d)
0.15%	09/13/12	11,700,000	11,691,956	(d)
United States Treasury Notes
0.38%	08/31/12	9,500,000	9,508,703
0.63%	06/30/12 - 07/31/12	42,550,000	42,616,421
1.00%	03/31/12 - 04/30/12	39,000,000	39,014,583
1.38%	05/15/12 - 09/15/12	38,400,000	38,532,396
			151,363,634

U.S. Government Agency Obligations — 17.5%

Fannie Mae Discount Notes
0.03%	04/02/12	19,000,000	18,999,984	(d)
0.06%	06/25/12	6,000,000	5,999,150	(d)
0.07%	06/18/12	6,600,000	6,598,999	(d)
Federal Home Loan Bank Discount Notes
0.08%	04/04/12	10,700,000	10,699,935	(d)
0.09%	05/16/12	10,600,000	10,598,781	(d)
0.14%	04/18/12	12,100,000	12,099,200	(d)
Federal Home Loan Mortgage Corp
0.18%	05/01/12	9,600,000	9,600,917	(i)
0.21%	04/03/12	10,285,000	10,285,053	(i)
Federal National Mortgage Association
0.23%	07/26/12	18,500,000	18,508,448	(i)
0.27%	10/18/12	5,320,000	5,324,459	(i)
Freddie Mac Discount Notes
0.03%	04/02/12	8,150,000	8,149,993	(d)
0.05%	05/01/12	5,930,000	5,929,753	(d)
0.13%	08/01/12	18,050,000	18,042,048	(d)
			140,836,720

Commercial Paper — 23.1%

BHP Billiton Finance Usa Ltd
0.10%	04/13/12	11,150,000	11,149,628	(b,d)
Commonwealth Bank of Australia
0.51%	05/21/12	20,650,000	20,650,000	(d,i)
HSBC Bank PLC
0.31%	09/24/12	19,450,000	19,450,000	(d,i)
Johnson & Johnson
0.07%	04/02/12	16,100,000	16,099,969	(b,d)
KFW
0.16%	05/11/12	16,200,000	16,197,120	(b,d)
National Australia Bank Ltd
0.24%	05/01/12	9,900,000	9,898,020	(b,d)
Nordea Bank AB
0.18%	05/23/12	13,000,000	12,996,620	(d)

		Principal Amount	Amortized Cost

Novartis AG
0.11%	04/12/12	$15,300,000	$15,299,486	(d)
The Procter & Gamble Co
0.10%	05/07/12	8,400,000	8,399,160	(d)
0.15%	06/05/12	7,600,000	7,598,010	(d)
Royal Bank of Canada
0.13%	04/19/12	7,900,000	7,899,487	(d)
Sanofi
0.10%	04/13/12	14,200,000	14,199,527	(d)
Svenska Handelsbanken AB
0.30%	05/21/12	11,500,000	11,495,208	(b,d)
Wal-Mart Stores Inc
0.12%	04/30/12	14,350,000	14,348,613	(b,d)
			185,680,848

Repurchase Agreements — 14.9%

Barclays Capital Inc. U.S. Treasury Repo 0.08% dated 03/31/12, to be repurchased at $30,800,205 on 04/01/12 collateralized by $31,416,085 U.S.Treasury Bond, 1.50%, maturing on 06/30/16. 04/02/12		30,800,000	30,800,000
Deutsche Bank Securities, Inc. Gov Agcy Repo 0.10% dated 03/31/12, to be repurchased at $11,800,098 on 04/01/12 collateralized by $12,036,975 U.S. Government Agency Bond, 1.63%, maturing on 10/26/15. 04/02/12		11,800,000	11,800,000
Goldman Sachs & Co. Gov Agcy Repo 0.08% dated 03/31/12, to be repurchased at $32,500,217 on 04/01/12 collateralized by $33,150,669 U.S. Government Agency Bond, 0.00%, maturing on 04/17/12. 04/02/12		32,500,000	32,500,000
HSBC Securities (USA) Inc. Gov Agcy Repo 0.08% dated 03/31/12, to be repurchased at $24,160,000 on 04/01/12 collateralized by $24,647,955 U.S. Government Agency Bond, 1.75% and 0.55%, maturing on 12/14/12 and 08/23/13 respectively. 04/02/12		24,160,000	24,160,000
JP Morgan Securities LLC U.S. Treasury Repo 0.08% dated 03/31/12, to be repurchased at $20,400,000 on 04/01/12 collateralized by $ 20,811,339 U.S.Treasury Bond, 1.75%, maturing on 01/31/14. 04/02/12		20,400,000	20,400,000
			119,660,000

See Notes to Schedules of Investments and Notes to Financial Statements.

Money Market Fund

Schedule of Investments	March 31, 2012 (unaudited)

		Principal Amount	Amortized Cost

Certificate of Deposit — 11.9%

Australia & New Zealand Banking Group Ltd
0.28%	06/27/12	$11,100,000	$11,102,956
Bank of Montreal/Chicago Il
0.39%	09/26/12	7,800,000	7,800,000	(i)
Bank of Nova Scotia
0.18%	04/13/12	12,500,000	12,500,000
Barclays PLC
0.16%	04/09/12	12,600,000	12,600,000
National Australia Bank/New York
0.39%	04/13/12	4,000,000	4,000,271	(i)
Standard Chartered Bank
0.45%	05/10/12	13,450,000	13,450,000
Svenska Handelsbanken AB
0.44%	04/09/12	7,000,000	7,000,039
Toronto-Dominion Bank
0.13%	04/16/12	14,050,000	14,050,000
Westpac Banking Corp/NY
0.53%	05/11/12	12,900,000	12,900,000	(i)
			95,403,266

Corporates — 9.2%

Inter-American Development Bank Discount Notes
0.10%	04/30/12	8,500,000	8,499,315	(d)
International Bank for Reconstruction & Development
0.80%	07/13/12	15,050,000	15,076,932
JP Morgan Chase & Co
0.70%	06/15/12	21,250,000	21,276,881	(i)
2.20%	06/15/12	9,650,000	9,691,237
Royal Bank of Canada
1.32%	06/11/12	7,000,000	7,016,058	(i)
Wells Fargo & Co
0.69%	06/15/12	12,300,000	12,315,048	(i)
			73,875,471

Time Deposit — 1.2%

State Street Corporation
0.01%	04/02/12	9,937,086	9,937,086	(e)

Total Short-Term Investments (Cost $776,757,025)			776,757,025

Other Assets and Liabilities, net — 5.7%			26,706,006

NET ASSETS — 100.0%			$803,463,031

See Notes to Schedules of Investments and Notes to Financial Statements.

Notes to Schedules of Investments	March 31, 2012 (unaudited)

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Funds have bought and the diversity of areas in which the Funds may invest as of a particular date. It may not be representative of the Funds’ current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the each Fund’s summary prospectus and the statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, these securities amounted to $17,846,511, $31,451,333 and $79,188,558 or 2.46%, 7.96% and 9.86% of the net assets of the GE Institutional Strategic Investment Fund, GE Institutional Income Fund and GE Institutional Money Market Fund, respectively. These securities have been determined to be liquid using procedures established by the Fund’s Board of Trustees.

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	At March 31, 2012, all or a portion of this security is reserved and/or pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.
(i)	Variable or floating rate security. The stated rate represents the rate at March 31, 2012.

(j)	Step coupon bond. Security becomes interest bearing at a future date.

(k)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund. The GEI Investment Fund has been determined to be illiquid using procedures established by the Board of Trustees.

(l)	General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund’s investment adviser.

(m)	Securities in default.

(n)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(o)	Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

(p)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Board of Trustees.

*	Less than 0.05%

**	Amount is less than $ 0.50.

†	Percentages are based on net assets as of March 31, 2012.

††	Security traded on different exchanges.

Abbreviations:

ADR	American Depository Receipt

GDR	Global Depository Receipt

Regd.	Registered

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

SPDR	Standard and Poor’s Depository Receipt

STRIPS	Separate Trading of Registered Interest and Principal of Security

TBA	To be announced

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Financial Highlights

Selected data based on a share outstanding throughout the periods indicated	(unaudited)

									U.S. Equity Fund
	Investment Class											Service Class
	3/31/2012		9/30/11		9/30/10		9/30/09		9/30/08		9/30/07	3/31/2012		9/30/11		9/30/10		9/30/09		9/30/08		9/30/07
Inception date											11/25/97											1/3/01
Net asset value, beginning of period	$10.07		$10.50		$10.18		$10.73		$14.67		$13.29	$10.24		$10.67		$10.24		$10.71		$14.64		$13.27
Income (loss) from investment operations:
Net investment income (loss)	0.08		0.13		0.13		0.14		0.16		0.21	0.06		0.10	*	0.11	*	0.13	*	0.14		0.17
Net realized and unrealized gains (losses) on investments	2.63		(0.42)		0.32		(0.54)		(2.50)		1.96	2.68		(0.41)	*	0.32	*	(0.48)	*	(2.51)		1.96
Total income (loss) from investment operations	2.71		(0.29)		0.45		(0.40)		(2.34)		2.17	2.74		(0.31)		0.43		(0.35)		(2.37)		2.13
Less distributions from:
Net investment income (loss)	0.13		0.14		0.13		0.15		0.18		0.21	0.10		0.12		—		0.12		0.14		0.18
Net realized gains	—		—		—		—		1.42		0.58	—		—		—		—		1.42		0.58
Total distributions	0.13		0.14		0.13		0.15		1.60		0.79	0.10		0.12		—		0.12		1.56		0.76
Net asset value, end of period	$12.65		$10.07		$10.50		$10.18		$10.73		$14.67	$12.88		$10.24		$10.67		$10.24		$10.71		$14.64
TOTAL RETURN (a)	27.17%		(2.92)%		4.40%		(3.26)%		(17.63)%		16.98%	26.96%		(3.08)%		4.20%		(2.89)%		(17.83)%		16.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$677,214		$522,532		$421,381		$432,050		$462,644		$627,920	$3,057		$2,402		$2,682		$170		$22,253		$34,971
Ratios to average net assets:
Net investment income (loss)	1.39%		1.13%		1.24%		1.61%		1.21%		1.50%	1.14%		0.87%		1.11%		1.80%		0.96%		1.25%
Net Expenses	0.36%	(b)	0.36%	(b)	0.36%	(b)	0.37%	(b)	0.36%	(b)	0.36%	0.61%	(b)	0.61%	(b)	0.61%	(b)	0.62%	(b)	0.61%	(b)	0.61%
Gross Expenses	0.37%		0.37%		0.37%		0.38%		0.37%		0.36%	0.62%		0.62%		0.62%		0.63%		0.62%		0.61%
Portfolio turnover rate	23%		44%		41%		51%		55%		58%	23%		44%		41%		51%		55%		58%

See Notes to Financial Highlights and Notes to Financial Statements.

(unaudited)

		S&P 500 Index Fund
Investment Class											Service Class
3/31/2012		9/30/11		9/30/10		9/30/09		9/30/08		9/30/07	3/31/2012		9/30/11		9/30/10		9/30/09		9/30/08		9/30/07
										11/25/97											9/30/05

$10.91		$10.98		$10.18		$11.23		$14.69		$12.81	$10.86		$10.93		$10.14		$11.19		$14.64		$12.79

0.14		0.23	*	0.21	*	0.23		0.26		0.24	0.11	*	0.20	*	0.17	*	0.22		0.24		0.25

2.62		(0.09)	*	0.80	*	(1.03)		(3.46)		1.84	2.65	*	(0.09)	*	0.80	*	(1.04)		(3.46)		1.79

2.76		0.14		1.01		(0.80)		(3.20)		2.08	2.76		0.11		0.97		(0.82)		(3.22)		2.04

0.41		0.21		0.21		0.25		0.26		0.20	0.09		0.18		0.18		0.23		0.23		0.19

—		—		—		—		—		—	—		—		—		—		—		—
0.41		0.21		0.21		0.25		0.26		0.20	0.09		0.18		0.18		0.23		0.23		0.19

$13.26		$10.91		$10.98		$10.18		$11.23		$14.69	$13.53		$10.86		$10.93		$10.14		$11.19		$14.64
25.80%		1.07%		9.96%		(6.51)%		(22.13)%		16.36%	25.57%		0.88%		9.60%		(6.84)%		(22.28)%		15.98%

$31,125		$25,664		$36,361		$35,332		$119,460		$151,025	$2,577		$1,742		$30,146		$939		$1,087		$936

2.09%		1.86%		1.97%		2.75%		2.03%		1.87%	1.82%		1.60%		1.67%		2.44%		1.79%		1.63%
0.15%	(b)	0.15%	(b)	0.15%	(b)	0.16%	(b)	0.15%	(b)	0.15%	0.40%	(b)	0.36%	(b)	0.40%	(b)	0.41%	(b)	0.40%	(b)	0.40%

0.16%		0.16%		0.15%		0.16%		0.15%		0.15%	0.41%		0.40%		0.40%		0.41%		0.40%		0.40%

2%		4%		13%		17%		17%		12%	2%		4%		13%		17%		17%		12%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated	(unaudited)

	U.S. Large-Cap Core Equity Fund
	Investment Class											Service Class
	3/31/2012		9/30/11		9/30/10		9/30/09		9/30/08		9/30/07	3/31/2012		9/30/11		9/30/10		9/30/09		9/30/08		9/30/07
Inception date											2/2/00											9/30/05
Net asset value, beginning of period	$8.76		$9.11		$8.68		$9.60		$12.43		$11.49	$8.71		$9.06		$8.65		$9.58		$12.40		$11.47
Income (loss) from investment operations:
Net investment income (loss)	0.08		0.16	*	0.17		0.16		0.16		0.21	0.08		0.14	*	0.15	*	0.14		0.14		0.26
Net realized and unrealized gains (losses) on investments	2.17		(0.35)	*	0.40		(0.75)		(1.88)		1.84	2.15		(0.35)	*	0.40	*	(0.75)		(1.87)		1.76
Total income (loss) from investment operations	2.25		(0.19)		0.57		(0.59)		(1.72)		2.05	2.23		(0.21)		0.55		(0.61)		(1.73)		2.02
Less distributions from:
Net investment income (loss)	0.14		0.16		0.14		0.17		0.14		0.23	0.12		0.14		0.14		0.16		0.12		0.21
Net realized gains	0.11		—		—		0.16		0.97		0.88	0.11		—		—		0.16		0.97		0.88
Total distributions	0.25		0.16		0.14		0.33		1.11		1.11	0.23		0.14		0.14		0.32		1.09		1.09
Net asset value, end of period	$10.76		$8.76		$9.11		$8.68		$9.60		$12.43	$10.71		$8.71		$9.06		$8.65		$9.58		$12.40
TOTAL RETURN (a)	26.16%		(2.32)%		6.64%		(5.27)%		(15.02)%		18.94%	25.99%		(2.54)%		6.35%		(5.50)%		(15.18)%		18.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$216,277		$159,556		$121,524		$121,866		$95,082		$108,986	$3,481		$2,769		$2,549		$713		$32		$36
Ratios to average net assets:
Net investment income (loss)	1.99%		1.63%		1.91%		2.20%		1.45%		1.73%	1.74%		1.37%		1.72%		1.76%		1.20%		1.38%
Net Expenses	0.39%	(b)	0.39%	(b)	0.41%	(b)	0.43%	(b)	0.42%	(b)	0.43%	0.64%	(b)	0.64%	(b)	0.66%	(b)	0.67%	(b)	0.67%	(b)	0.68%
Gross Expenses	0.39%		0.40%		0.41%		0.43%		0.43%		0.43%	0.64%		0.65%		0.66%		0.68%		0.67%		0.68%
Portfolio turnover rate	42%		44%		56%		62%		62%		43%	42%		44%		56%		62%		62%		43%

See Notes to Financial Highlights and Notes to Financial Statements.

(unaudited)

		Premier Growth Equity Fund
Investment Class											Service Class
3/31/2012		9/30/11		9/30/10		9/30/09		9/30/08		9/30/07	3/31/2012		9/30/11		9/30/10		9/30/09		9/30/08		9/30/07
										10/29/99											1/3/01

$8.05		$8.03		$7.60		$9.59		$12.46		$10.96	$7.98		$7.95		$7.53		$9.53		$12.41		$10.92

0.05		0.06		0.04	*	0.06		0.07		0.08	0.04		0.04	*	0.02	*	(0.10)		0.64		0.04

2.23		(0.01)		0.44	*	(0.85)		(1.76)		1.55	2.22		(0.01)	*	0.45	*	(0.71)		(2.41)		1.55

2.28		0.05		0.48		(0.79)		(1.69)		1.63	2.26		0.03		0.47		(0.81)		(1.77)		1.59

0.09		0.03		0.05		0.09		0.07		0.08	0.07		—		0.05		0.08		—		0.05

—		—		—		1.11		1.11		0.05	—		—		—		1.11		1.11		0.05
0.09		0.03		0.05		1.20		1.18		0.13	0.07		—		0.05		1.19		1.11		0.10

$10.24		$8.05		$8.03		$7.60		$9.59		$12.46	$10.17		$7.98		$7.95		$7.53		$9.53		$12.41
28.54%		0.64%		6.39%		(3.22)%		(14.62)%		15.02%	28.45%		0.38%		6.20%		(3.52)%		(15.30)%		14.71%

$260,666		$221,273		$246,218		$249,573		$268,005		$411,725	$2,147		$1,692		$3,157		$3,098		$3,014		$135,856

1.01%		0.66%		0.55%		0.91%		0.69%		0.58%	0.76%		0.41%		0.30%		0.66%		0.24%		0.33%
0.38%	(b)	0.38%	(b)	0.38%	(b)	0.39%	(b)	0.37%	(b)	0.37%	0.63%	(b)	0.63%	(b)	0.63%	(b)	0.64%	(b)	0.62%	(b)	0.62%

0.38%		0.38%		0.38%		0.40%		0.37%		0.37%	0.63%		0.63%		0.63%		0.65%		0.62%		0.62%

10%		26%		21%		24%		28%		29%	10%		26%		21%		24%		28%		29%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated	(unaudited)

									Small-Cap Equity Fund
	Investment Class											Service Class
	3/31/2012		9/30/11		9/30/10		9/30/09		9/30/08		9/30/07	3/31/2012		9/30/11		9/30/10		9/30/09		9/30/08		9/30/07
Inception date											8/3/98											9/30/05
Net asset value, beginning of period	$13.05		$12.61		$11.11		$12.35		$16.51		$15.41	$13.11		$12.69		$11.17		$12.31		$16.47		$15.38
Income (loss) from investment operations:
Net investment income (loss)	0.03		0.05		0.03		0.05		0.10		0.10	0.01	*	0.01	*	—	*	0.12		0.06		0.08
Net realized and unrealized gains (losses) on investments	3.92		0.40		1.51		(1.20)		(2.67)		2.18	3.93	*	0.41	*	1.52	*	(1.25)		(2.67)		2.16
Total income (loss) from investment operations	3.95		0.45		1.54		(1.15)		(2.57)		2.28	3.94		0.42		1.52		(1.13)		(2.61)		2.24
Less distributions from:
Net investment income (loss)	0.06		0.01		0.04		0.09		0.08		0.08	0.02		—		0.00	(c)	0.01		0.04		0.05
Net realized gains	0.09		—		—		—		1.51		1.10	0.09		—		—		—		1.51		1.10
Total distributions	0.15		0.01		0.04		0.09		1.59		1.18	0.11		0.00	(c)	0.00	(c)	0.01		1.55		1.15
Net asset value, end of period	$16.85		$13.05		$12.61		$11.11		$12.35		$16.51	$16.94		$13.11		$12.69		$11.17		$12.31		$16.47
TOTAL RETURN (a)	30.42%		3.53%		13.91%		(9.07)%		(16.86)%		15.43%	30.17%		3.31%		13.61%		(9.20)%		(17.14)%		15.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,003,495		$759,833		$722,935		$609,835		$635,849		$806,577	$33		$32		$28		$28		$87		$39
Ratios to average net assets:
Net investment income (loss)	0.33%		0.31%		0.24%		0.51%		0.68%		0.64%	0.09%		0.07%		(0.01)%		0.34%		0.43%		0.37%
Net Expenses	0.88%	(b)	0.89%	(b)	0.89%	(b)	0.91%	(b)	0.60%	(b)	0.61%	1.13%	(b)	1.13%	(b)	1.14%	(b)	1.16%	(b)	0.85%	(b)	0.85%
Gross Expenses	0.89%		0.89%		0.91%		0.93%		0.61%		0.61%	1.14%		1.14%		1.16%		1.18%		0.86%		0.85%
Portfolio turnover rate	18%		46%		46%		49%		73%		51%	18%		46%		46%		49%		73%		51%

See Notes to Financial Highlights and Notes to Financial Statements.

(unaudited)

								International Equity Fund
Investment Class											Service Class
3/31/2012		9/30/11		9/30/10		9/30/09		9/30/08		9/30/07	3/31/2012		9/30/11		9/30/10		9/30/09		9/30/08		9/30/07
										11/25/97											1/3/01

$9.25		$10.90		$10.90		$13.51		$19.96		$15.11	$9.17		$10.80		$10.83		$13.44		$19.88		$15.06

0.07		0.23		0.20	*	0.20		0.43		0.30	0.05	*	0.19		0.17	*	0.00		0.54		0.16

1.52		(1.70)		0.01	*	(1.32)		(5.31)		4.92	1.52	*	(1.68)		0.00	*	(1.13)		(5.44)		5.00

1.59		(1.47)		0.21		(1.12)		(4.88)		5.22	1.57		(1.49)		0.17		(1.13)		(4.90)		5.16

0.24		0.18		0.21		0.38		0.31		0.24	0.21		0.14		0.20		0.37		0.28		0.21

—		—		—		1.11		1.26		0.13	—		—		—		1.11		1.26		0.13
0.24		0.18		0.21		1.49		1.57		0.37	0.21		0.14		0.20		1.48		1.54		0.34

$10.60		$9.25		$10.90		$10.90		$13.51		$19.96	$10.53		$9.17		$10.80		$10.83		$13.44		$19.88
17.54%		(13.83)%		1.93%		(5.34)%		(26.41)%		35.09%	17.44%		(14.01)%		1.57%		(5.52)%		(26.60)%		34.75%

$2,140,399		$1,876,948		$2,289,643		$2,038,051		$1,892,548		$2,375,946	$167,070		$344,024		$486,064		$546,589		$53,692		$51,244

1.30%		1.95%		1.85%		2.44%		2.62%		2.00%	0.90%		1.68%		1.64%		2.29%		2.78%		1.61%
0.55%	(b)	0.55%	(b)	0.56%	(b)	0.55%	(b)	0.55%	(b)	0.56%	0.80%	(b)	0.80%	(b)	0.81%	(b)	0.80%	(b)	0.80%	(b)	0.81%

0.56%		0.56%		0.56%		0.56%		0.56%		0.56%	0.81%		0.81%		0.81%		0.80%		0.81%		0.81%

28%		41%		49%		41%		38%		32%	28%		41%		49%		41%		38%		32%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated	(unaudited)

	Strategic Investment Fund
	Investment Class											Service Class
	3/31/2012		9/30/11		9/30/10		9/30/09		9/30/08		9/30/07	3/31/2012		9/30/11		9/30/10		9/30/09		9/30/08		9/30/07
Inception date											10/29/99											9/30/05
Net asset value, beginning of period	$10.23		$10.71		$10.18		$10.62		$13.45		$11.77	$10.17		$10.58		$10.12		$10.57		$13.42		$11.74
Income (loss) from investment operations:
Net investment income (loss)	0.11		0.22		0.18		0.17		0.26		0.27	0.09	*	0.19	*	0.11	*	0.16		0.18		0.27
Net realized and unrealized gains (losses) on investments	1.48		(0.51)		0.52		(0.32)		(2.32)		1.93	1.48	*	(0.50)	*	0.50	*	(0.33)		(2.27)		1.90
Total income (loss) from investment operations	1.59		(0.29)		0.70		(0.15)		(2.06)		2.20	1.57		(0.31)		0.61		(0.17)		(2.09)		2.17
Less distributions from:
Net investment income (loss)	0.23		0.19		0.17		0.25		0.25		0.24	0.21		0.10		0.15		0.24		0.24		0.21
Net realized gains	—		—		—		0.04		0.52		0.28	—		—		—		0.04		0.52		0.28
Total distributions	0.23		0.19		0.17		0.29		0.77		0.52	0.21		0.10		0.15		0.28		0.76		0.49
Net asset value, end of period	$11.59		$10.23		$10.71		$10.18		$10.62		$13.45	$11.53		$10.17		$10.58		$10.12		$10.57		$13.42
TOTAL RETURN (a)	15.78%		(2.85)%		6.89%		(0.80)%		(16.13)%		19.24%	15.68%		(3.04)%		6.09%		(1.04)%		(16.44)%		19.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$724,741		$629,230		$659,553		$570,071		$522,383		$547,835	$59		$34		$37		$637		$715		$55
Ratios to average net assets:
Net investment income (loss)	2.00%		1.95%		1.83%		2.04%		2.24%		2.43%	1.77%		1.70%		1.17%		1.81%		1.87%		2.21%
Net Expenses	0.35%	(b)	0.34%	(b)	0.32%	(b)	0.31%	(b)	0.34%	(b)	0.36%	0.60%	(b)	0.59%	(b)	0.57%	(b)	0.56%	(b)	0.57%	(b)	0.61%
Gross Expenses	0.36%		0.36%		0.36%		0.36%		0.36%		0.36%	0.61%		0.61%		0.61%		0.61%		0.61%		0.61%
Portfolio turnover rate	95%		187%		152%		177%		177%		158%	95%		187%		152%		177%		177%		158%

See Notes to Financial Highlights and Notes to Financial Statements.

(unaudited)

								Income Fund
Investment Class											Service Class
3/31/2012		9/30/11		9/30/10		9/30/09		9/30/08		9/30/07	3/31/2012		9/30/11		9/30/10		9/30/09		9/30/08		9/30/07
										11/21/97											9/30/05

$9.73		$9.51		$9.06		$8.94		$9.29		$9.35	$9.94		$9.70		$9.25		$9.12		$9.30		$9.35

0.15		0.34		0.35		0.37		0.43		0.51	0.14		0.32		0.32	*	0.36		0.37		0.49

0.15		0.22		0.47		0.13		(0.35)		(0.06)	0.15		0.24		0.49	*	0.14		(0.14)		(0.05)

0.30		0.56		0.82		0.50		0.08		0.45	0.29		0.56		0.81		0.50		0.23		0.44

0.15		0.34		0.37		0.37		0.43		0.51	0.14		0.32		0.36		0.36		0.41		0.49

0.15		—		—		0.01		—		—	0.15		—		—		0.01		—		—
0.30		0.34		0.37		0.38		0.43		0.51	0.29		0.32		0.36		0.37		0.41		0.49

$9.72		$9.73		$9.51		$9.06		$8.94		$9.29	$9.93		$9.94		$9.70		$9.25		$9.12		$9.30
3.10%		6.01%		9.24%		5.88%		0.80%		4.95%	2.94%		5.91%		8.87%		5.59%		2.41%		4.80%

$394,860		$375,669		$397,055		$360,894		$324,385		$344,261	$309		$306		$268		$276		$453		$17

3.11%		3.59%		3.72%		4.29%		4.64%		5.49%	2.86%		3.33%		3.47%		4.09%		4.06%		5.25%
0.21%	(b)	0.20%	(b)	0.18%	(b)	0.20%	(b)	0.20%	(b)	0.23%	0.46%	(b)	0.45%	(b)	0.44%	(b)	0.45%	(b)	0.43%	(b)	0.48%

0.23%		0.23%		0.23%		0.23%		0.23%		0.23%	0.48%		0.48%		0.48%		0.48%		0.47%		0.48%

193%		393%		383%		357%		485%		421%	193%		393%		383%		357%		485%		421%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated	(unaudited)

			Money Market Fund
	Investment Class									Service Class
	3/31/2012		9/30/11		9/30/10		9/30/09	9/30/08	9/30/07	3/31/2012		9/30/11		9/30/10		9/30/09	9/30/08	9/30/07
Inception date									12/2/97									9/30/05
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.00	(c)	0.00	(c)	0.00	(c)	0.01	0.03	0.05	0.00	(c)	0.00	(c)	0.00	(c)	0.01	0.03	0.05
Total income from investment operations	0.00	(c)	0.00	(c)	0.00	(c)	0.01	0.03	0.05	0.00	(c)	0.00	(c)	0.00	(c)	0.01	0.03	0.05
Less distributions from:
Net investment income (loss)	0.00	(c)	0.00	(c)	0.00	(c)	0.01	0.03	0.05	0.00	(c)	0.00	(c)	—		0.01	0.03	0.05
Total distributions	0.00	(c)	0.00	(c)	0.00	(c)	0.01	0.03	0.05	0.00	(c)	0.00	(c)	—		0.01	0.03	0.05
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00
TOTAL RETURN (a)	0.04%		0.08%		0.04%		0.80%	3.25%	5.25%	0.00%		0.00%		0.00%		0.56%	2.99%	5.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$803,452		$751,565		$20,656		$31,040	$29,071	$26,952	$11		$11		$11		$11	$11	$11
Ratios to average net assets:
Net investment income (loss)	0.08%		0.11%		0.05%		0.80%	3.18%	5.12%	0.00%	(c)	0.00%	(c)	0.00%		0.55%	2.94%	4.89%
Net Expenses	0.11%	(d)	0.11%	(d)	0.23%	(d)	0.24%	0.25%	0.24%	0.19%	(d)	0.24%	(d)	0.27%	(d)	0.48%	0.50%	0.48%
Gross Expenses	0.11%		0.11%		0.25%		0.24%	0.25%	0.24%	0.36%		0.36%		0.49%		0.48%	0.50%	0.48%

See Notes to Financial Highlights and Notes to Financial Statements.

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.

(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund.

(c)	Less than $0.005

(d)	GE Asset Management has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to extent necessary to maintain a minimum annualized yield of 0.00%. This voluntary management fee reduction and/or expense subsidy may be modified or discontinued by GE Asset Management at any time without prior notice.

*	Average shares method used.

See Notes to Financial Highlights and Notes to Financial Statements.

Statements of Assets and Liabilities March 31, 2012 (unaudited)	U.S. Equity Fund	S&P 500 Index Fund	U.S. Large-Cap Core Equity Fund

ASSETS
Investments in securities, at Fair Value (cost $541,394,949; $26,681,469; $185,041,768; $189,515,545; $778,898,788; $2,034,474,092; $609,557,802; $346,904,669 and $0, respectively)	$633,859,463	$32,260,005	$216,414,604
Investments in affiliated securities, at Fair Value (cost $60,449; $22,605; $16,230; $116,406; $60,668; $169,666; $714,424; $821,244 and $0, respectively)	62,263	23,283	16,717
Short-Term Investments, at Amortized Cost	—	—	—
Short-Term affiliated investments (at amortized cost)	44,202,165	1,307,297	3,202,768
Repurchase Agreements	—	—	—
Restricted cash	—	22,926	—
Foreign currency (cost $6,010; $0; $0; $0; $0; $22,909; $2,420; $0 and $0, respectively)	6,008	—	—
Receivable for investments sold	395,204	—	331,527
Income receivables	470,002	42,136	287,930
Receivable for fund shares sold	2,158,194	4,007	7,089
Variation margin receivable	118,249	48,315	7,999
Unrealized appreciation on foreign currency forward exchange contracts	—	—	—
Other Assets	—	—	50
Total assets	681,271,548	33,707,969	220,268,684
LIABILITIES
Distribution payable to shareholders	—	—	—
Payable for investments purchased	330,697	—	277,397
Payable for fund shares redeemed	464,198	1,320	157,788
Payable to GEAM	200,118	4,092	73,154
Accrued other expenses	5,790	392	1,927
Variation margin payable	—	—	—
Unrealized depreciation on foreign currency forward exchange contracts	—	—	—
Total liabilities	1,000,803	5,804	510,266
NET ASSETS	$680,270,745	$33,702,165	$219,758,418
NET ASSETS CONSIST OF:
Paid in capital	649,022,938	60,913,560	181,352,481
Undistributed (distribution in excess of) net investment income	1,849,760	156,950	1,058,488
Accumulated net realized gain (loss)	(63,910,258)	(32,995,643)	5,943,154
Net unrealized appreciation/(depreciation) on:
Investments	92,466,328	5,579,214	31,373,323
Futures	841,979	48,084	30,972
Foreign currency related transaction	(2)	—	—
NET ASSETS	$680,270,745	$33,702,165	$219,758,418
Investments Class:
Net assets	$677,214,048	$31,124,704	$216,276,979
Shares outstanding ($.001 par value; unlimited shares authorized)	53,538,701	2,346,881	20,101,364
Net asset value, offering and redemption price per share	$12.65	$13.26	$10.76
Service Class:
Net assets	$3,056,697	$2,577,461	$3,481,439
Shares outstanding ($.001 par value; unlimited shares authorized)	237,402	190,442	325,190
Net asset value, offering and redemption price per share	$12.88	$13.53	$10.71

See Notes to Financial Statements.

Premier Growth Equity Fund	Small-Cap Equity Fund	International Equity Fund	Strategic Investment Fund	Income Fund	Money Market Fund

$253,423,043	$929,413,857	$2,228,541,478	$667,254,348	$352,264,286	$—
119,898	62,488	174,755	735,857	845,882	—
—	—	—	—	—	657,097,025
8,627,156	66,708,831	51,757,584	86,928,536	83,094,535	—
—	—	—	—	—	119,660,000
—	2,316,600	6,390,971	127,634	—	—
—	—	22,901	2,406	—	—
751,542	4,496,342	14,772,969	7,618,830	9,412,825	—
77,796	772,713	9,688,466	1,971,886	2,087,703	516,476
144,001	2,061,697	5,593,493	1,336,073	3,226,031	35,407,352
11,742	—	1,286	250,929	291,515	—
—	—	—	353,811	—	—
—	—	1,000	1,000	—	—
263,155,178	1,005,832,528	2,316,944,903	766,581,310	451,222,777	812,680,853

—	—	—	—	—	340
147,582	1,439,522	7,532,510	41,408,038	55,816,451	—
109,119	3,236	493,716	23,746	166,075	9,137,086
82,307	750,598	1,120,237	208,056	66,394	74,058
2,591	9,038	25,857	7,056	4,055	6,338
—	102,080	303,831	89,436	—	—
—	—	—	44,790	—	—
341,599	2,304,474	9,476,151	41,781,122	56,052,975	9,217,822
$262,813,579	$1,003,528,054	$2,307,468,752	$724,800,188	$395,169,802	$803,463,031

222,113,240	815,647,886	2,719,027,715	700,597,597	387,369,495	803,674,975
477,129	191,090	9,017,562	3,284,898	(806,578)	—
(23,745,122)	36,705,721	(614,310,169)	(37,922,529)	1,965,113	(211,944)

63,910,990	150,516,889	194,072,475	57,717,979	5,384,255	—
57,342	466,468	(394,049)	811,025	1,257,517	—
—	—	55,218	311,218	—	—
$262,813,579	$1,003,528,054	$2,307,468,752	$724,800,188	$395,169,802	$803,463,031

$260,666,478	$1,003,494,822	$2,140,398,907	$724,740,812	$394,860,482	$803,451,700
25,447,189	59,564,307	201,897,981	62,521,233	40,623,911	803,729,793
$10.24	$16.85	$10.60	$11.59	$9.72	$1.00

$2,147,101	$33,232	$167,069,845	$59,376	$309,320	$11,331
211,215	1,962	15,873,428	5,151	31,160	11,342
$10.17	$16.94	$10.53	$11.53	$9.93	$1.00

Statements of Operations For the six months ended March 31, 2012 (unaudited)	U.S Equity Fund	S&P 500 Index Fund	U.S. Large-Cap Core Equity Fund

INVESTMENT INCOME

Income:
Dividend	$5,274,859	$335,005	$2,485,373
Interest	76,385	6,158	15,186
Interest from affiliated investments	13,473	312	2,748
Less: Foreign taxes withheld	(34,899)	—	(14,720)
Total income	5,329,818	341,475	2,488,587

Expenses:
Advisory and administration fees	1,100,190	22,831	403,522
Distribution fees Service Class	3,445	2,561	3,974
Trustees fees	10,519	1,121	3,670
Other expenses	—	33	—
Total expenses before waiver and reimbursement	1,114,154	26,546	411,166
Less: Expenses waived or borne by the adviser	(19,728)	(424)	(3,003)
Less: Expenses reimbursed by the adviser	—	—	—
Net expenses	1,094,426	26,122	408,163
Net investment income	4,235,392	315,353	2,080,424

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on:
Investments	6,599,117	94,806	7,778,978
Futures	4,320,185	117,875	252,581
Foreign currency related transactions	(3,476)	(13)	—
Increase (decrease) in unrealized appreciation/ depreciation on:
Investments	127,005,794	6,334,012	37,879,310
Futures	1,383,666	92,327	248,440
Foreign currency related transactions	84	—	—
Net realized and unrealized gain (loss) on investments	139,305,370	6,639,007	46,159,309
Net increase (decrease) in net assets resulting from operations	$143,540,762	$6,954,360	$48,239,733

See Notes to Financial Statements.

Premier Growth Equity	Small-Cap Equity Fund	International Equity Fund	Strategic Investment Fund	Income Fund	Money Market Fund

$1,707,709	$4,857,167	$23,530,853	$4,592,551	$8,443	$—
357	446,014	—	3,517,589	6,344,138	666,478
2,745	18,214	44,959	30,593	24,407	—
—	(1,140)	(1,750,129)	(133,066)	—	—
1,710,811	5,320,255	21,825,683	8,007,667	6,376,988	666,478

466,361	4,054,096	6,603,909	1,211,167	427,936	387,554
2,391	43	423,704	61	385	14
5,378	18,065	55,521	14,327	8,364	6,407
—	4	5,030	—	164	—
474,130	4,072,208	7,088,164	1,225,555	436,849	393,975
(4,156)	(28,567)	(53,495)	(39,299)	(34,609)	—
—	—	—	—	—	(10)
469,974	4,043,641	7,034,669	1,186,256	402,240	393,965
1,240,837	1,276,614	14,791,014	6,821,411	5,974,748	272,513

2,356,896	44,174,599	(38,043,782)	3,434,419	5,352,829	(196,773)
244,412	3,778,055	6,399,371	687,360	(2,688,182)	—
—	—	487,400	663,430	—	—

56,667,925	181,498,870	400,778,517	85,179,650	557,087	—
116,365	763,965	(1,750,074)	2,051,703	2,380,369	—
—	—	(154,267)	(221,965)	—	—
59,385,598	230,215,489	367,717,165	91,794,597	5,602,103	(196,773)
$60,626,435	$231,492,103	$382,508,179	$98,616,008	$11,576,851	$75,740

Statements of Changes in Net Assets	U.S. Equity Fund		S&P 500 Index Fund
	Six months ended March 31, 2012*	Year Ended September 30, 2011	Six months ended March 31, 2012*	Year Ended September 30, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,235,392	$6,123,571	$315,353	$1,096,669
Net realized gain (loss) on investments, futures and foreign currency transactions	10,915,826	19,127,619	212,668	(2,993,073)
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures and foreign currency transactions	128,389,544	(61,269,590)	6,426,339	3,886,915
Net increase (decrease) from operations	143,540,762	(36,018,400)	6,954,360	1,990,511
Distributions to shareholders from:
Net investment income
Investment Class	(7,016,481)	(5,514,885)	(920,833)	(651,585)
Service Class	(24,676)	(28,940)	(15,329)	(491,926)
Net realized gains
Investment Class	—	—	—	—
Service Class	—	—	—	—
Total distributions	(7,041,157)	(5,543,825)	(936,162)	(1,143,511)
Increase (decrease) in net assets from operations and distributions	136,499,605	(41,562,225)	6,018,198	847,000
Share transactions:
Proceeds from sale of shares
Investment Class	37,871,593	191,976,696	2,012,025	3,636,283
Service Class	140,072	319,744	513,695	2,497,822
Value of distributions reinvested
Investment Class	6,755,778	5,120,561	794,955	587,599
Service Class	24,673	28,936	15,147	491,339
Cost of shares redeemed
Investment Class	(25,822,110)	(54,461,849)	(2,913,914)	(16,204,193)
Service Class	(132,925)	(550,663)	(143,468)	(30,956,821)
Net increase (decrease) from shares transactions	18,837,081	142,433,425	278,440	(39,947,971)
Total increase (decrease) in net assets	155,336,686	100,871,200	6,296,638	(39,100,971)

NET ASSETS
Beginning of period	524,934,059	424,062,859	27,405,527	66,506,498
End of period	$680,270,745	$524,934,059	$33,702,165	$27,405,527
Undistributed (distribution in excess of) net investment income, end of period	$1,849,760	$4,655,525	$156,950	$777,759
CHANGES IN FUND SHARES
Investment Class:
Shares sold	3,279,979	15,991,243	163,580	300,839
Issued for distribution reinvested	618,095	444,108	68,236	49,131
Shares redeemed	(2,228,541)	(4,688,579)	(236,634)	(1,310,224)
Net increase (decrease) in fund shares	1,669,533	11,746,772	(4,818)	(960,254)
Service Class:
Shares sold	11,606	26,939	40,165	202,374
Issued for distribution reinvested	2,215	2,465	1,274	41,185
Shares redeemed	(11,029)	(46,041)	(11,422)	(2,840,637)
Net increase (decrease) in fund shares	2,792	(16,637)	30,017	(2,597,078)

*	Unaudited.

See Notes to Financial Statements.

U.S. Large-Cap Core Equity Fund		Premier Growth Equity Fund		Small-Cap Equity Fund
Six months ended March 31, 2012*	Year Ended September 30, 2011	Six months ended March 31, 2012*	Year Ended September 30, 2011	Six months ended March 31, 2012*	Year Ended September 30, 2011

$2,080,424	$2,867,112	$1,240,837	$1,749,454	$1,276,614	$2,682,816
8,031,559	9,642,580	2,601,308	6,971,096	47,952,654	99,212,939
38,127,750	(18,886,117)	56,784,290	(4,624,459)	182,262,835	(73,986,838)
48,239,733	(6,376,425)	60,626,435	4,096,091	231,492,103	27,908,917

(3,087,906)	(2,612,635)	(2,485,768)	(1,031,182)	(3,642,194)	(331,311)
(37,765)	(39,041)	(14,200)	—	(50)	—

(2,490,331)	—	—	—	(5,132,619)	—
(36,712)	—	—	—	(187)	—
(5,652,714)	(2,651,676)	(2,499,968)	(1,031,182)	(8,775,050)	(331,311)
42,587,019	(9,028,101)	58,126,467	3,064,909	222,717,053	27,577,606

37,430,212	53,716,857	16,750,552	44,753,675	52,307,605	100,659,863
211,780	1,376,006	73,174	278,149	—	5,645

5,309,412	2,438,973	2,439,288	1,001,049	8,746,956	329,120
74,474	39,038	14,193	—	237	—

(27,960,049)	(9,261,813)	(37,463,470)	(73,627,785)	(40,101,403)	(91,667,532)
(219,034)	(1,029,427)	(91,438)	(1,879,869)	(7,814)	(2,059)
14,846,795	47,279,634	(18,277,701)	(29,474,781)	20,945,581	9,325,037
57,433,814	38,251,533	39,848,766	(26,409,872)	243,662,634	36,902,643

162,324,604	124,073,071	222,964,813	249,374,685	759,865,420	722,962,777
$219,758,418	$162,324,604	$262,813,579	$222,964,813	$1,003,528,054	$759,865,420
$1,058,488	$2,103,735	$477,129	$1,736,260	$191,090	$2,556,720

3,982,633	5,528,333	1,785,473	4,893,690	3,335,386	6,947,126
560,656	246,046	278,776	113,113	582,742	22,238
(2,654,222)	(900,898)	(4,094,249)	(8,176,480)	(2,557,744)	(6,106,791)
1,889,067	4,873,481	(2,030,000)	(3,169,677)	1,360,384	862,573

21,156	133,394	7,766	30,667	—	381
7,898	3,947	1,633	—	16	—
(21,812)	(100,788)	(10,141)	(215,680)	(493)	(140)
7,242	36,553	(742)	(185,013)	(477)	241

Statements of Changes in Net Assets	International Equity Fund
	Six months ended March 31, 2012*	Year Ended September 30, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$14,791,014	$53,555,020
Net realized gain (loss) on investments, futures and foreign currency transactions	(31,157,011)	16,026,881
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures and foreign currency transactions	398,874,176	(413,460,633)
Net increase (decrease) from operations	382,508,179	(343,878,732)
Distributions to shareholders from:
Net investment income
Investment Class	(48,589,211)	(36,664,093)
Service Class	(7,692,499)	(5,849,806)
Net realized gains
Investment Class	—	—
Service Class	—	—
Total distributions	(56,281,710)	(42,513,899)
Increase (decrease) in net assets from operations and distributions	326,226,469	(386,392,631)
Share transactions:
Proceeds from sale of shares
Investment Class	189,761,071	383,509,499
Service Class	3,238,477	9,420,399
Value of distributions reinvested
Investment Class	48,079,525	35,871,054
Service Class	7,685,833	5,847,986
Cost of shares redeemed
Investment Class	(254,332,511)	(501,875,639)
Service Class	(234,161,824)	(101,116,022)
Net increase (decrease) from shares transactions	(239,729,429)	(168,342,723)
Total increase (decrease) in net assets	86,497,040	(554,735,354)

NET ASSETS
Beginning of period	2,220,971,712	2,775,707,066
End of period	$2,307,468,752	$2,220,971,712
Undistributed (distribution in excess of) net investment income, end of period	$9,017,562	$50,508,258
CHANGES IN FUND SHARES
Investment Class:
Shares sold	19,485,445	33,612,731
Issued for distribution reinvested	5,175,406	3,149,744
Shares redeemed	(25,727,595)	(43,847,027)
Net increase (decrease) in fund shares	(1,066,744)	(7,084,552)
Service Class:
Shares sold	349,302	889,464
Issued for distribution reinvested	832,701	516,606
Shares redeemed	(22,832,071)	(8,868,132)
Net increase (decrease) in fund shares	(21,650,068)	(7,462,062)

*	Unaudited.

See Notes to Financial Statements.

Strategic Investment Fund		Income Fund		Money Market Fund
Six months ended March 31, 2012*	Year Ended September 30, 2011	Six months ended March 31, 2012*	Year Ended September 30, 2011	Six months ended March 31, 2012*	Year Ended September 30, 2011

$6,821,411	$13,737,621	$5,974,748	$13,675,884	$272,513	$513,968
4,785,209	30,449,625	2,664,647	16,629,004	(196,773)	3,651
87,009,388	(61,833,117)	2,937,456	(8,660,603)	—	—
98,616,008	(17,645,871)	11,576,851	21,644,285	75,740	517,619

(14,156,484)	(11,859,279)	(5,996,442)	(13,555,148)	(272,513)	(513,968)
(1,192)	(339)	(4,423)	(9,274)	—	—

—	—	(6,057,203)	—	—	—
—	—	(4,742)	—	—	—
(14,157,676)	(11,859,618)	(12,062,810)	(13,564,422)	(272,513)	(513,968)
84,458,332	(29,505,489)	(485,959)	8,079,863	(196,773)	3,651

34,734,240	79,147,764	32,489,192	44,305,728	1,968,171,646	3,353,746,881
24,323	1,000	16,413	45,025	—	—

14,155,974	11,857,597	12,023,956	13,555,071	272,194	513,975
1,069	284	9,165	9,233	—	—

(37,830,755)	(91,824,794)	(24,835,900)	(87,319,082)	(1,916,360,774)	(2,623,355,115)
(6,359)	(3,573)	(22,082)	(23,302)	—	—
11,078,492	(821,722)	19,680,744	(29,427,327)	52,083,066	730,905,741
95,536,824	(30,327,211)	19,194,785	(21,347,464)	51,886,293	730,909,392

629,263,364	659,590,575	375,975,017	397,322,481	751,576,738	20,667,346
$724,800,188	$629,263,364	$395,169,802	$375,975,017	$803,463,031	$751,576,738
$3,284,898	$10,621,163	$(806,578)	$(780,461)	$—	$—

3,135,556	6,999,432	3,338,817	4,643,369	1,968,171,646	3,353,812,070
1,339,259	1,062,509	1,242,222	1,421,390	272,194	513,975
(3,444,621)	(8,157,056)	(2,552,547)	(9,241,977)	(1,916,360,774)	(2,623,355,116)
1,030,194	(95,115)	2,028,492	(3,177,218)	52,083,066	730,970,929

2,310	87	1,654	4,665	—	—
102	25	927	948	1	—
(587)	(311)	(2,227)	(2,389)	—	—
1,825	(199)	354	3,224	1	—

Notes to Financial Statements	March 31, 2012 (unaudited)

1. Organization of the Funds

GE Institutional Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It currently comprises eleven investment funds (each a “Fund” and collectively the “Funds”) although only the following nine are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, U.S. Large-Cap Core Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, International Equity Fund, Strategic Investment Fund, Income Fund and Money Market Fund. The Funds presently offer two classes of shares — the Investment Class and the Service Class. The Trust expects that most of the time, each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current prospectus of the Funds).

2. Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Trust:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Repurchase Agreements  Some of the Funds engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objectives or policies. The Funds’ custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% for domestic securities and 105% for international securities of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Foreign Currency  Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern Time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains

Notes to Financial Statements	March 31, 2012 (unaudited)

and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Funds are subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Certain Funds entered into derivative transactions to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments.

Futures Contracts  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. Certain Funds invested in futures for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, gaining market exposure for accumulating and residual cash positions, for duration management, or when the transactions were economically appropriate to the reduction of risks inherent in the management of the Funds. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

When-Issued Securities and Forward Commitments

Certain Funds purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Forward Foreign Currency Exchange Contracts  Certain Funds enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds’ currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds’ financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedules of Investments. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (or

Notes to Financial Statements	March 31, 2012 (unaudited)

liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds’ risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  The Funds pay a “unitary fee” to GEAM equivalent to the Funds’ advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust’s independent Trustees, distribution and shareholder servicing fees, brokerage fees and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

Federal Income Taxes  The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3. Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 - Quoted prices for identical investments in active markets.

Level 2 - Quoted prices for similar investments in active markets; quoted prices for identical or similar investments

Notes to Financial Statements	March 31, 2012 (unaudited)

in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 - Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, which may include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service may also use other available information such as benchmark curves, benchmarking of similar securities, sector groupings and matrix pricing, as applicable. Thus, certain securities may not be priced using market quotations, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

A Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Portfolio securities of the Money Market Fund and any short-term securities of sufficient credit quality held by any other fund with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

The Funds use the net asset value per unit for collective funds (i.e., GEI Investment Fund). The Funds classify the investment security in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Notes to Financial Statements	March 31, 2012 (unaudited)

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances the Funds classify the investment securities in Level 2. This independent fair value pricing service uses a proprietary model to identify affected securities, taking into consideration various factors, and the fair value of such securities may be something other than the last available quotation or other market price.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m. Eastern time.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables present the Funds’ investments measured at fair value on a recurring basis at March 31, 2012:

Fund	Investments	Level 1	Level 2	Level 3	Total
U.S. Equity Fund	Investments in Securities †
	Common Stock	$622,524,670	$—	$—	$622,524,670
	Exchange Traded Funds	11,334,793	—	—	11,334,793
	Other Investments	—	62,263	—	62,263
	Short-Term Investments	44,202,165	—	—	44,202,165

	Total Investments in Securities	$678,061,628	$62,263	$—	$678,123,891

	Other Financial Instruments *
	Futures Contracts — Unrealized Appreciation	$841,979	$—	$—	$841,979

S&P 500 Index Fund	Investments in Securities †
	Common Stock	$32,260,005	$—	$—	$32,260,005
	Other Investments	—	23,283	—	23,283
	Short-Term Investments	1,307,297	—	—	1,307,297

	Total Investments in Securities	$33,567,302	$23,283	$—	$33,590,585

	Other Financial Instruments *
	Futures Contracts — Unrealized Appreciation	$48,084	$—	$—	$48,084

Notes to Financial Statements	March 31, 2012 (unaudited)

Fund	Investments	Level 1	Level 2	Level 3	Total
U.S. Large-Cap Core Equity Fund	Investments in Securities †
	Common Stock	$212,965,863	$—	$—	$212,965,863
	Exchange Traded Funds	3,448,741	—	—	3,448,741
	Other Investments	—	16,717	—	16,717
	Short-Term Investments	3,202,768	—	—	3,202,768

	Total Investments in Securities	$219,617,372	$16,717	$—	$219,634,089

	Other Financial Instruments *
	Futures Contracts — Unrealized Appreciation	$30,972	$—	$—	$30,972

Premier Growth Equity Fund	Investments in Securities †
	Common Stock	$253,423,043	$—	$—	$253,423,043
	Other Investments	—	119,898	—	119,898
	Short-Term Investments	8,627,156	—	—	8,627,156

	Total Investments in Securities	$262,050,199	$119,898	$—	$262,170,097

	Other Financial Instruments *
	Futures Contracts — Unrealized Appreciation	$57,342	$—	$—	$57,342

Small-Cap Equity Fund	Investments in Securities †
	Common Stock	$929,413,857	$—	$—	$929,413,857
	Other Investments	—	62,488	—	62,488
	Short-Term Investments	66,708,831	—	—	66,708,831

	Total Investments in Securities	$996,122,688	$62,488	$—	$996,185,176

	Other Financial Instruments *
	Futures Contracts — Unrealized Appreciation	$466,468	$—	$—	$466,468

International Equity	Investments in Securities †
	Common Stock	$2,195,121,592	$—	$—	$2,195,121,592
	Preferred Stock	33,419,886	—	—	33,419,886
	Other Investments	—	174,755	—	174,755
	Short-Term Investments	51,757,584	—	—	51,757,584

	Total Investments in Securities	$2,280,299,062	$174,755	$—	$2,280,473,817

	Other Financial Instruments *
	Futures Contracts — Unrealized Appreciation	$69,141	$—	$—	$69,141
	Futures Contracts — Unrealized Depreciation	(463,190)	—	—	(463,190)

	Total Other Financial Instruments	$(394,049)	$—	$—	$(394,049)

Notes to Financial Statements	March 31, 2012 (unaudited)

Fund	Investments	Level 1	Level 2	Level 3	Total
Strategic Investment Fund	Investments in Securities †
	Domestic Equity	$293,017,520	$—	$—	$293,017,520
	Foreign Equity	139,484,301	—	33,332	139,517,633
	U.S. Treasuries	—	51,643,345	—	51,643,345
	Agency Mortgage Backed	—	71,357,008	—	71,357,008
	Agency CMOs	—	1,320,418	—	1,320,418
	Asset Backed	—	2,163,199	—	2,163,199
	Corporate Notes	—	64,976,690	—	64,976,690
	Non-Agency CMOs	—	6,614,957	—	6,614,957
	Sovereign Bonds	—	3,427,813	—	3,427,813
	Municipal Notes and Bonds	—	1,364,884	—	1,364,884
	Exchange Traded Funds	28,823,622	—	—	28,823,622
	Preferred Stock	2,664,356	362,903	—	3,027,259
	Other Investments	—	735,857	—	735,857
	Short-Term Investments	86,928,536	—	—	86,928,536

	Total Investments in Securities	$550,918,335	$203,967,074	$33,332	$754,918,741

	Other Financial Instruments *
	Futures Contracts — Unrealized Appreciation	$1,091,767	$—	$—	$1,091,767
	Futures Contracts — Unrealized Depreciation	(280,742)	—	—	(280,742)
	Foreign Currency Forward Exchange Contracts — Unrealized Appreciation	—	353,811	—	353,811
	Foreign Currency Forward Exchange Contracts — Unrealized Depreciation	—	(44,790)	—	(44,790)

	Total Other Financial Instruments	$811,025	$309,021	$—	$1,120,046

Income Fund	Investments in Securities †
	U.S. Treasuries	$—	$89,790,043	$—	$89,790,043
	Agency Mortgage Backed	—	122,153,443	—	122,153,443
	Agency CMOs	—	2,716,429	—	2,716,429
	Asset Backed	—	2,059,052	—	2,059,052
	Corporate Notes	—	113,604,784	—	113,604,784
	Non-Agency CMOs	—	11,437,865	—	11,437,865
	Sovereign Bonds	—	6,545,386	—	6,545,386
	Municipal Notes and Bonds	—	3,295,058	—	3,295,058
	Preferred Stock	—	662,226	—	662,226
	Other Investments	—	845,882	—	845,882
	Short-Term Investments	83,094,535	—	—	83,094,535

	Total Investments in Securities	$83,094,535	$353,110,168	$—	$436,204,703

	Other Financial Instruments *
	Futures Contracts — Unrealized Appreciation	$1,574,072	$—	$—	$1,574,072
	Futures Contracts — Unrealized Depreciation	(316,555)	—	—	(316,555)

	Total Other Financial Instruments	$1,257,517	$—	$—	$1,257,517

Notes to Financial Statements	March 31, 2012 (unaudited)

Fund	Investments	Level 1	Level 2	Level 3	Total
Money Market Fund	Investments in Securities †
	U.S. Treasuries	$—	$151,363,634	$—	$151,363,634
	U.S. Government Agency Obligations	—	140,836,720	—	140,836,720
	Commercial Paper	—	185,680,848	—	185,680,848
	Repurchase Agreements	—	119,660,000	—	119,660,000
	Certificate of Deposit	—	95,403,266	—	95,403,266
	Corporates	—	73,875,471	—	73,875,471
	Time Deposit	—	9,937,086	—	9,937,086

	Total Investments in Securities	$—	$776,757,025	$—	$776,757,025

†	See Schedule of Investments for Industry Classification
*	Other financial instruments include derivative instruments such as futures and foreign currency forward exchange contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended March 31, 2012:

Strategic Investment Fund	Common Stock	Agency CMOs	Total
Balance at 09/30/11	$—	$27,315	$27,315
Accrued discounts/premiums	—	(1,199)	(1,199)
Realized gain (loss)	(51,958)	2,939	(49,019)
Change in unrealized gain (loss)	49,930	(1,106)	48,824
Purchases	—	—	—
Sales	(98,201)	(27,949)	(126,150)
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	133,561	—	133,561
Transfers out of Level 3	—	—	—

Balance at 03/31/12	$33,332	$—	$33,332

Change in unrealized appreciation relating to securities still held at 03/31/12	$49,930	$—	$49,930

Income Fund	Agency CMOs	Total
Balance at 09/30/11	$58,240	$58,240
Accrued discounts/premiums	(2,752)	(2,752)
Realized gain (loss)	7,328	7,328
Change in unrealized gain (loss)	(3,224)	(3,224)
Purchases	—	—
Sales	(59,592)	(59,592)
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance at 03/31/12	$—	$—

Change in unrealized appreciation relating to securities still held at 03/31/12	$—	$—

Notes to Financial Statements	March 31, 2012 (unaudited)

The Funds utilized the fair value pricing service on September 30, 2011 due to events occurring after the close of foreign local markets and before the close of regular trading on the NYSE. This resulted in certain foreign securities being classified as Level 2 at the beginning of the period which were classified as Level 1 at March 31, 2012. The value of securities that were transferred to Level 1 from Level 2 as a result was $1,882,287,928 and $108,271,889 for the International Equity and Strategic Investments funds, respectively.

There were no other significant transfers between Level 1 and Level 2 for the remainder of the Funds.

4. Derivatives Disclosure

Shown below are the derivative contracts entered into by each Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of March 31, 2012.

	Asset Derivatives March 31, 2012		Liability Derivatives March 31, 2012
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
U.S. Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	841,979*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—
S&P 500 Index Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	48,084*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—
U.S. Large-Cap Core Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	30,972*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—
Premier Growth Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	57,342*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—
Small-Cap Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	466,468*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—
International Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	69,141*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(463,190)*

Notes to Financial Statements	March 31, 2012 (unaudited)

	Asset Derivatives March 31, 2012		Liability Derivatives March 31, 2012
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
Strategic Investment Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	107,438*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(33,014)*
Interest Rate Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	984,329 *	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(247,728)*
Foreign Currency Forward Exchange Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Foreign Currency Forward Exchange	353,811*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Foreign Currency Forward Exchange	(44,790)*
Income Fund
Interest Rate Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	1,574,072*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(316,555)*
*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts and foreign currency forward exchange contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin on futures is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Funds’ Statements of Operations, summarized by primary risk exposure.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures/Foreign Currency Forward Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income ($)
U.S. Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	84,348,991/(75,108,361)	4,320,185	1,383,666

Notes to Financial Statements	March 31, 2012 (unaudited)

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures/Foreign Currency Forward Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income ($)
S&P 500 Index Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	3,196,208/(2,804,970)	117,875	92,327
U.S. Large-Cap Core Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	11,068,068/(13,039,768)	252,581	248,440
Premier Growth Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	22,381,788/(20,852,544)	244,412	116,365
Small-Cap Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	109,594,935/(91,352,766)	3,778,055	763,965
International Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	585,184,758/(653,764,328)	6,399,371	(1,750,074)
Strategic Investment Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	43,667,795/(52,695,341)	2,503,118	546,950
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	313,211,600/(305,187,894)	(1,815,758)	1,504,753
Foreign Currency Forward Exchange Contracts	Realized gain/(loss) on Foreign currency related transactions, Increase/(decrease) in unrealized appreciation/ (depreciation) on Foreign currency related transactions	0/(14,169,082)	663,430	309,021
Income Fund
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	490,977,120/(509,636,552)	(2,688,182)	2,380,369

Notes to Financial Statements	March 31, 2012 (unaudited)

5. Line of Credit

The Trust (excluding the S&P 500 Index Fund) shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The current revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly by GEAM and included in the “unitary fee” paid by the Funds.

In addition, the Trust has a $100 million uncommited, unsecured line of credit with State Street.

Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points (0.50%) and would be borne by the borrowing Fund. The maximum borrowing allowed by any one Fund is the lesser of (i) 33.33% of the Funds’ total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Trust during the six-month period ended March 31, 2012.

6. Fees and Compensation Paid to Affiliates

Advisory and Administration Fees paid to GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

Fund	Average Daily Net Assets of Fund	Advisory and Administration Fees
U.S. Equity Fund	First $25 million	0.55%
U.S. Large-Cap Core Equity Fund	Next $25 million	0.45%
Premier Growth Equity Fund	Over $50 million	0.35%
S&P 500 Index Fund	All Assets	0.15%
Small-Cap Equity Fund	First $250 million	0.95%
	Next $250 million	0.90%
	Over $500 million	0.85%
International Equity Fund	First $25 million	0.75%
	Next $50 million	0.65%
	Over $75 million	0.55%
Strategic Investment Fund	First $25 million	0.45%
	Next $25 million	0.40%
	Over $50 million	0.35%
Income Fund	First $25 million	0.35%
	Next $25 million	0.30%
	Next $50 million	0.25%
	Over $100 million	0.20%
Money Market Fund†	First $25 million	0.25%
	Next $25 million	0.20%
	Next $50 million	0.15%
	Over $100 million	0.10%

†	The Distribution and/or Service (12b-1) Fee may be voluntarily reduced by GE Investment Distributors, Inc. (the Fund’s principal distributor) on a temporary basis to the extent necessary to maintain a minimum annualized net yield of 0.00% for the Service class, but may return to its stated level at any time without prior notice. Further, to the extent necessary, GE Asset Management may also voluntarily reduce its management fee to maintain a minimum annualized net yield of 0.00% for all share classes. This voluntary management fee reduction may be modified or discontinued by GE Asset Management at any time without prior notice. There can be no assurance that either of these fee reductions will be sufficient to avoid any loss

Notes to Financial Statements	March 31, 2012 (unaudited)

GEAM waives a portion of each Fund’s management fee in the amount equal to the management fee payable to GEAM by the GE Institutional Money Market Fund with respect to the Fund’s cash holdings invested in the GE Institutional Money Market Fund.

Distribution and Shareholder Servicing Fees  The Funds have adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund. Each Fund pays GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Funds’ principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rate applicable is 0.25% for Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

Trustee Compensation  The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statements of Operations. These fees are allocated pro rata across Funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Funds’ Statement of Additional Information).

7. Sub-Advisory Fees

For certain funds that have retained sub-advisers to manage all or a portion of the respective Fund’s assets, GEAM pays each sub-adviser an investment sub-advisory fee out of the management fee that it receives from the respective Fund. The investment sub-advisory fee is paid by GEAM monthly and is based upon the average daily net assets of the respective Fund’s assets that are allocated to and managed by the sub-adviser. Each such sub-adviser is responsible for the day-to-day management of those assets of the Fund that are allocated to the sub-adviser, including the responsibility for making decisions to buy, sell or hold a particular security with respect to those assets. For their services, GEAM pays an investment sub-advisory fee to each of Palisade Capital Management, L.L.C. (Palisade), Champlain Investment Partners, LLC (Champlain), GlobeFlex Capital, LP (GlobeFlex), SouthernSun Asset Management, Inc. (SouthernSun) and Kennedy Capital Management, Inc. (Kennedy), sub-advisers to the Small-Cap Equity Fund, and SSgA Funds Management, Inc. (“SSgA FM”), sub-adviser to the S&P 500 Index Fund.

8. Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the six-month period ended March 31, 2012, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
U.S. Equity Fund	$—	$—	$136,301,873	$133,380,863
S&P 500 Index Fund	—	—	656,371	1,480,474
U.S. Large-Cap Core Equity Fund	—	—	101,134,367	86,189,432
Premier Growth Equity Fund	—	—	23,450,163	45,049,483
Small-Cap Equity Fund	—	—	153,210,153	178,572,499
International Equity Fund	—	—	627,321,673	835,748,546
Strategic Investment Fund	391,765,546	381,147,461	215,151,303	234,373,050
Income Fund	579,875,546	545,138,085	112,942,793	138,001,368

Notes to Financial Statements	March 31, 2012 (unaudited)

9. Income Taxes

The Funds are subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Funds’ net assets required under ASC 740. The Funds’ 2008, 2009, 2010 and 2011 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At March 31, 2012, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

	Cost of Investment for Tax Purposes	Gross Tax		Net Tax Appreciation / (Depreciation)
Fund		Appreciation	Depreciation

U.S. Equity Fund	$594,146,077	$102,340,423	$(18,362,609)	$83,977,814

S&P 500 Index Fund	28,295,847	6,616,930	(1,322,192)	5,294,738

U.S. Large-Cap Core Equity Fund	189,243,708	32,650,435	(2,260,054)	30,390,381

Premier Growth Equity Fund	204,542,863	66,099,910	(8,472,676)	57,627,234

Small-Cap Equity Fund	848,472,706	183,096,934	(35,334,464)	147,762,470

International Equity Fund	2,137,529,673	270,131,187	(127,187,043)	142,944,144

Strategic Investment Fund	704,161,070	71,377,513	(20,619,842)	50,757,671

Income Fund	433,854,654	8,696,891	(6,346,842)	2,350,049

Money Market Fund	776,757,025	—	—	—

As of September 30, 2011, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income:

Fund	Amount	Expires
U.S. Equity Fund	$1,459,892	09/30/17
	65,434,440	09/30/18
S&P 500 Index Fund	4,879,386	09/30/12
	71,496	09/30/17
	21,981,414	09/30/18
	1,202,747	09/30/19
Premier Growth Equity Fund	4,283,713	09/30/17
	14,979,518	09/30/18
	881,702	09/30/19
Small-Cap Equity Fund	2,970,528	09/30/18
International Equity Fund	53,570,899	09/30/17
	292,151,619	09/30/18
	140,255,693	09/30/19
Strategic Investment Fund	37,115,595	09/30/18
Money Market Fund	15,103	09/30/17
	68	09/30/18

Notes to Financial Statements	March 31, 2012 (unaudited)

The amounts above will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Any net capital and currency losses incurred after October 31, within each Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2010 as follows:

Fund	Capital	Currency
U.S. Equity Fund	$—	$1,881
S&P 500 Index Fund	4,795,440	—
U.S. Large-Cap Core Equity Fund	—	201
Small-Cap Equity Fund	—	98
International Equity Fund	46,163,531	1,508,913

Distributions to Shareholders  The Income Fund and Money Market Fund declare net investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay distributions annually from net realized capital gains in excess of capital loss carryforwards, if any. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include (but are not limited to) treatment of realized and unrealized gains and losses on forward foreign currency exchange contracts, paydown gains and losses on mortgage-backed securities, investments organized as partnerships for tax purposes, foreign taxes payable, investments in futures, distributions from Real Estate Investment Trust (REITs), losses deferred to offsetting positions, and losses deferred due to wash sale transactions.

The tax character of distributions paid during the years ended September 30, 2011 and September 30, 2010 was as follows:

	September 30, 2011	September 30, 2010
Fund	Ordinary Income	Ordinary Income
U.S. Equity Fund	$5,543,825	$5,430,387
S&P 500 Index Fund	1,143,511	736,656
U.S. Large-Cap Core Equity Fund	2,651,676	2,115,473
Premier Growth Equity Fund	1,031,182	1,777,163
Small-Cap Equity Fund	331,311	2,326,416
International Equity Fund	42,513,899	50,152,349
Strategic Investment Fund	11,859,618	9,498,609
Income Fund	13,564,422	15,139,380
Money Market Fund	513,968	10,109

Notes to Financial Statements	March 31, 2012 (unaudited)

Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

Fund	Undistributed Net Investment Income	Accumulated Net Realized Loss	Unrealized Gain	Paid in Capital
U.S. Equity Fund	(2,094)	1,734	—	360
S&P 500 Index Fund	(7,153)	2,900,079	—	(2,892,926)
U.S. Large-Cap Core Equity Fund	(201)	201	—	—
Premier Growth Equity Fund	—	1	—	(1)
Small-Cap Equity Fund	(1,993,135)	1,529,821	124,429	338,885
International Equity Fund	(2,433,389)	2,641,411	—	(208,022)
Strategic Investment Fund	(164,415)	167,179	—	(2,764)
Income Fund	(197,724)	249,175	—	(51,451)

10. Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. This ASU amends FASB ASC Topic 820, “Fair Value Measurement”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management of the Funds does not believe the adoption of ASU 2011-04 will materially impact the financial statement amounts, however, additional disclosures will be required about valuation techniques and inputs.

Advisory Agreement Approval	(unaudited)

Disclosure for the Boards of Trustees’ Consideration of the Renewal of the GE Institutional Funds’ Advisory Agreements

The Board of Trustees of the GE Institutional Funds (the “Board”), including the independent Board members, considered and unanimously approved the continuance of each of the Funds’ Investment Advisory and Administration Agreements with GE Asset Management Incorporated (“GEAM”); with respect to the S&P 500 Index Fund, the continuance of the Investment Sub-Advisory Agreement with SSgA Funds Management, Inc. (“SSgA”); and with respect to the Small-Cap Equity Fund, the continuance of the Investment Sub-Advisory Agreements with each of the Fund’s sub-advisers, Palisade Capital Management, L.L.C. (“Palisade”), Champlain Investment Partners, LLC, GlobeFlex Partners, LP, SouthernSun Asset Management, LLC and Kennedy Capital Management, Inc., at meetings held on December 6 and December 9, 2011.

In considering all of these approvals, the Board members considered and discussed a substantial amount of information and analyses provided, at the Board’s request, by GEAM and each of the sub-advisers. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as any of the Funds. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving each Fund’s investment advisory and sub-advisory agreements, as applicable, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or any of the sub-advisers were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to each Fund. Also in advance of the meetings, the Board members received from each of the sub-advisers a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to each sub-adviser’s business and the services it provides to the Small-Cap Equity Fund or the S&P 500 Index Fund, as applicable. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentations, to highlight material differences from the information presented in recent years.

During the meetings, the Board members also had an opportunity to discuss this information with GEAM managers, including senior executives and representatives from the legal, compliance and finance departments, and investment personnel. With respect to the S&P 500 Index Fund, the Board members also had an opportunity to hear presentations by representatives of SSgA during the meeting. With respect to the Small-Cap Equity Fund, the Board members had the opportunity to hear presentations by representatives of each of the sub-advisers at the meeting or during the past year. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to continuance of the Funds’ investment advisory and sub-advisory agreements, as applicable, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or

Advisory Agreement Approval	(unaudited)

controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated the information provided to them, for each Fund on a fund-by-fund basis, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

The Nature, Extent and Quality of Services Provided.

The Board members reviewed the services provided by GEAM and each of the sub-advisers, in particular taking into account their extensive past experiences with GEAM, Palisade and SSgA. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; with respect to the sub-advised funds, effective processes used for overseeing sub-advisers; and with respect to the Small-Cap Equity Fund, effective processes used for overseeing multiple sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Funds; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Funds; (v) access to significant technological resources from which the Funds may benefit; and (vi) a favorable history and reputation. The Board members noted that the Funds represent only a small portion of the assets managed by GEAM, but benefit from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by each of the sub-advisers, the Board members focused on the favorable attributes of the sub-advisers relating to their respective investment philosophies and disciplines, experienced investment and trading personnel, systems and other resources, including research capabilities of the sub-advisers for the Small-Cap Equity Fund, and favorable histories and reputations.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and each of the sub-advisers continue to be satisfactory.

Investment Performance of the Funds and Sub-Advisers.

The Board members considered the investment performance of each of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indices and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and, in connection with the Small-Cap Equity Fund and the S&P 500 Index Fund, representatives of each of the sub-advisers at meetings held throughout the year, about each of their investment processes and performance results. These discussions focused on each Fund’s investment objective, GEAM’s asset allocation process (if applicable), the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and, in some instances, relative underperformance in certain periods. The Board also considered the Small-Cap Equity Fund’s multi-manager structure and how each sub-adviser’s approach to small-cap investing fits within the Fund’s overall strategy. The Board members discussed GEAM’s investment approach with respect to each of the Funds, that the performance of the Funds generally is consistent with GEAM’s articulated long-term approach and overall investment philosophy and, if applicable, reasons for a Fund’s underperformance.

The Board, including the independent Board members, concluded that each Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost of the Services Provided and Profits Realized from the Relationships with the Funds.

The Board members considered the fees paid to GEAM by the Funds, as well as those paid to each of the sub-advisers by GEAM, and the cost of the services provided by GEAM and each of the sub-advisers. The Board members reviewed the information they had requested from GEAM and each of the sub-advisers concerning their profitability.

The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for each

Advisory Agreement Approval	(unaudited)

Fund. GEAM reviewed with the Board the Funds’ unitary fee structure where GEAM (and not the Funds) bears most of the Funds’ operating expenses, therefore affecting GEAM’s profitability. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The Board members also considered information regarding the calculation methodology provided by each of the sub-advisers in preparing their respective profitability data.

Information was presented regarding the financial condition of GEAM and each of the sub-advisers for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to similar mutual funds managed by GEAM, and noted the fact that GEAM, and not the Funds, pays the sub-advisory fees to the sub-advisers. In connection with the Small-Cap Equity Fund, GEAM reviewed the services related to the allocation of assets among, and oversight of, multiple sub-advisers as a result of the Fund’s multi-manager structure. The Board members determined that GEAM and each of the sub-advisers should be entitled to earn a reasonable level of profits for the services they provide to the Funds. The Board members also recognized that GEAM had made significant investments in its business in the past, and that GEAM continues to make substantial investments in fulfilling its obligations to the Funds and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and each of the sub-advisers from their relationship with the Funds was not unreasonable or excessive.

The Extent to Which Economies of Scale Would be Realized as each Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale.

The Board members considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of Fund investors. GEAM reviewed with the Board members that it generally charged comparatively lower fees to the Funds since inception, that all Funds (other than the S&P 500 Index Fund) are subject to breakpoints in their management fee and that GEAM (and not the Funds) bears most of the Funds’ operating expenses. Therefore, GEAM is already sharing the low-fee benefits of larger asset sizes. The Board members also considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Funds of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, generally lower Fund fees and payment of Fund operating expenses and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment.

Comparison of Services to be Rendered and Fees to be Paid.

The Board members discussed the services provided to the Funds by GEAM and each of the sub-advisers and the fees charged for those services, including, for the Small-Cap Equity Fund, the services required of GEAM to oversee multiple sub-advisers. The Board members reviewed information concerning the fee and expense ratios for each Fund and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that most of the Funds’ figures were generally below the applicable peer group medians and, therefore, the Funds are generally charged a competitive rate in comparison to their peers. The Board also considered GEAM’s comparatively lower historical fee structure overall relative to advisers of other comparable industry peer group funds and noted that GEAM has generally foregone a higher rate of fee for most of the Funds since the inception of its relationship with the Funds.

In connection with each of the sub-advised Funds, the Board members reviewed comparative mutual fund and/or other account fee information provided by each of the sub-advisers. The Board, including the independent Board members, concluded that, based on this information, the advisory fees and, with respect to the sub-advised Funds, the sub-advisory fees paid to each of the sub-advisers, were reasonable in relation to the services provided to the Funds.

Advisory Agreement Approval	(unaudited)

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and each of the sub-advisers may derive from their respective relationships with the Funds, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that each Fund benefits from the vast array of resources available through GEAM, and that each Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of each Fund’s investment advisory agreement and, to the extent applicable, each sub-advisory agreement was in the best interests of the Fund and its shareholders.

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.

Interested Trustees and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 Years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007.

Number of Portfolios in Fund Complex Overseen by Trustee    27

Other Directorships Held by Trustee     Chairman of the Board and President of GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of GE Investment Distributors, Inc. since June 2011; Director of Skin Cancer Foundation since August 2010; Member of the Board of Governors for the Investment Company Institute since October 2006; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998 and GE Asset Management Limited since 1998 and Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Trustee and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 Years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Trustee    27

Other Directorships Held by Trustee    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Director and Executive Vice President of GE Investments Funds, Inc. since July 2007; Director of GEAM since July 2007; and Trustee of GE Funds from July 2007 to February 2011.

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    42

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Assistant Secretary - 1 year

Principal Occupation(s) During Past 5 Years    Senior Vice President and Deputy General Counsel of GEAM since March 2011; Vice President and Secretary of GE Investments Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel of GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified – 6 years

Principal Occupation(s) During Past 5 Years    Chief Compliance Officer of GEAM, GE Investments Funds, Inc., Elfun Funds, and GE Savings & Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years    Treasurer of GE Investments Funds, Inc., Elfun Funds and GE Savings and Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President of Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Additional Information	(unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Investments Funds, Inc. since July 2003; Vice President of Elfun Funds and GE Savings & Security Funds since October 2003; Vice President and Secretary of GE Funds from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007 and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Trustees

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Trustee

Term of Office and Length of Time Served    Until successor is elected and qualified – 15 years

Principal Occupation(s) During Past 5 Years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Trustee    19

Other Directorships Held by Trustee    Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008 and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Trustee

Term of Office and Length of Time Served    Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Trustee    19

Other Directorships Held by Trustee    Director of GE Investments Funds, Inc. since April 2011 and Trustee of St. Lawrence University since 2003.

Additional Information	(unaudited)

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Trustee

Term of Office and Length of Time Served    Until successor is elected and qualified – Less than 1 year

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    19

Other Directorships Held by Officer    Director of GE Investments Funds, Inc. since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team	(unaudited)

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. The portfolio managers may change from time to time.

David B. Carlson is Chief Investment Officer – U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson has served as the portfolio manager for the Premier Growth Equity Fund since the Fund’s commencement and began serving as a portfolio manager for the U.S Equity Fund effective May 2011. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Paul M. Colonna is the President and Chief Investment Officer – Public Investments and a Director of GE Asset Management. Since January 2005, he has led the team of portfolio managers for the Income Fund. Mr. Colonna served as President and Chief Investment Officer – Fixed Income from March 2007 to March 2012 and has served as President and Chief Investment Officer – Public Investments since March 2012. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

James C. Gannon is an assistant portfolio manager of GE Asset Management. He has served on the portfolio management team for the Money Market Fund since December 2000 and has also worked on the Interest Rates desk since 2007. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including Trade operations specialist in fixed income, and became an assistant portfolio manager in February 2003.

Stephen V. Gelhaus is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management teams for the U.S. Equity Fund and for the U.S. Large-Cap Core Equity Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. Equities group from

1995 through 2001 and became an associate portfolio manager for the U.S. Large-Cap Core Equity Fund in August 1999.

Greg Hartch is a Senior Vice President and the Strategy and Business Development Leader at GE Asset Management. He has served as a portfolio manager for the Strategic Investment Fund since January 2011. Mr. Hartch joined GE Asset Management in 2002 and has held various positions at GE Asset Management including Senior Vice President – Alternative Assets from 2002-2004, Director of Fixed Income Research from 2004-2007, Managing Director – International Real Estate from 2007 to 2010 and Senior Vice President – Tactical Asset Allocation from 2010 to 2011.

William M. Healey is a Senior Vice President and, since April 2012, Chief Investment Office – Core Fixed Income of GE Asset Management. He has served on the portfolio management team for the Income Fund since September 1997. Prior to joining GE Asset Management in 1996, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Brian Hopkinson is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the International Equity Fund since September 1997. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

Mark H. Johnson is a Senior Vice President and, since April 2012, Chief Investment Officer – Insurance and Long Duration of GE Asset Management. He has been a member of the portfolio management team for the Income Fund since September 2007. Mr. Johnson joined GE in 1998 and GE Asset Management in 2002. Prior to joining GE Asset Management, Mr. Johnson held positions at various insurance companies and public accounting firms.

Ralph R. Layman is an Executive Vice President and Chief Investment Officer – Emeritus and a Director of GE Asset Management. Mr. Layman has led the team of portfolio managers for the International Equity Fund since the Fund’s commencement. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for

Investment Team	(unaudited)

Portfolio Manager Biographies (continued)

International Investments, became an Executive Vice President in 1992, served as President – International Equities from March 2007 to 2009, President and Chief Investment Officer – Public Equities from July 2009 to March 2012, President – International Equities in March 2007, and President and Chief Investment Officer – Public Equities from July 2009 to March 2012 and has served as Chief Investment Officer Emeritus since March 2012.

Thomas R. Lincoln is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the U.S. Equity Fund since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in U.S. equities. Mr. Lincoln became part of the investment management team for U.S. equities at GE Asset Management in 1997 and a portfolio manager for U.S Equities in 2003.

Michael E. Martini is a Vice President and portfolio manager at GE Asset Management. He has served on the portfolio management team for the Money Market Fund since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management, Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm’s treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm’s money market/short-term desk.

Paul Nestro is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the International Equity Fund since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in domestic equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the International Equities group.

Michael Nowakowski is an Assistant Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the Money Market Fund since July 2011. His responsibilities include cash management, including daily money market trade execution, and technical projects. Mr. Nowakowski joined GE Asset

Management in 2007 as a Lead Data Analyst working on the fixed income Insurance portfolio. Mr. Nowakowski later became the Team Lead of Portfolio Analytics for Total Return and Insurance fixed income.

Jonathan L. Passmore is a Senior Vice President of GE Asset Management. He has served as a portfolio manager for the International Equity Fund since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

Vita Marie Pike is a Senior Vice President and since April 2012; Chief Investment Officer – Fixed Income Risk Assets of GE Asset Management. She has served on the portfolio management team for the Income Fund since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the U.S. Equity Fund since January 2001 and for the U.S. Large-Cap Core Equity Fund since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Michael J. Solecki is a Senior Vice President and Chief Investment Officer – International Equities of GE Asset Management. He has served as a portfolio manager for the International Equity Fund since August 1999. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996, Senior Vice President in 2000, served as Co-Chief Investment Officer – International Equities from March 2009 to March 2012 and has served as Chief Investment Officer – International Equities since March 2012.

David Wiederecht is the President and Chief Investment Officer – Investment Solutions and a Director of GE Asset Management. He has served as a portfolio manager for the Small-Cap Equity Fund since September 2010, and has served as portfolio manager for the Strategic

Investment Team	(unaudited)

Portfolio Manager Biographies (continued)

Investment Fund since January 2011. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director – Alternative Investments from 2004 to 2008, and President and Chief Investment Officer – Investment Solutions since 2008.

Portfolio Manager Biographies (Sub-Advisers)

Karl A. Schneider, CAIA is a portfolio manager for the S&P 500 Index Fund. Mr. Schneider is a Vice President of SSgA FM and Head of U.S. Equity Strategies for the Global Equity Beta Solutions Team (GEBS), where in addition to overseeing the management of the U.S. equity index strategies, he also serves as a portfolio manager for a number of the group’s passive equity portfolios. Previously with GEBS, he served as a portfolio manager and product specialist for synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the SSgA Derivatives Committee. Prior to joining GEBS, Mr. Schneider worked as a portfolio manager in SSgA’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined State Street in 1996. Mr. Schneider holds a BS in Finance and Investments from Babson College and also a MS in Finance from Boston College. He has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.

John F. Tucker, CFA is a Portfolio Manager for the S&P 500 Index Fund. Mr. Tucker is a Managing Director of SSgA FM and Co-Head of Passive Equity Strategies in North America. He is responsible for overseeing the management of all equity index strategies and exchange traded funds managed in Boston and Montreal. He is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in the firm’s second largest investment center. Prior to joining the investment management group, he was the Operations Manager for SSgA’s International Structured Products group, where he was responsible for the operations staff and functions. He joined State Street in 1988. Mr. Tucker received a BA from Trinity College and a MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.

Jack Feiler is a portfolio manager for the Small-Cap Equity Fund and is President and Chief Investment Officer – Private Wealth Management of Palisade. Mr. Feiler has over 40 years of investment experience and has served as the Chief Investment Officer at Palisade since the commencement of Palisade’s operations in April 1995 and is a member of Palisade’s Investment Policy Committee. He has served as a portfolio manager of the Small-Cap Equity Fund since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President – Investments at Smith Barney from 1990 to 1995.

Marc Shapiro is a portfolio manager for the Small-Cap Equity Fund and is the Portfolio Manager for Palisade’s Institutional Small Cap Core Equity portfolios, and is a member of Palisade’s Investment Policy Committee. Mr. Shapiro became Senior Portfolio Manager in March 2012, has served as the strategy’s Associate Portfolio Manager since October 2005 and has been a Senior Vice President of Research for Palisade’s Small Cap Core Equity portfolio with lead research responsibility for a number of sectors, including Information Technology and Telecom Services. Prior to joining Palisade in February 2004, Mr. Shapiro was a Senior Equity Analyst at Awad Asset Management and a small cap analyst at Schroders. Mr. Shapiro received his M.S. in Finance from Drexel University and his B.S. in Finance from the College of New Jersey.

Dennison T. (“Dan”) Veru is a portfolio manager for the Small-Cap Equity Fund. Mr. Veru is Executive Vice President and Chief Investment Officer – Institutional, of Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of Palisade’s Investment Policy Committee and became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James Financial. Mr. Veru has been a frequent guest on CNBC, CNN, FOX and Bloomberg

Investment Team	(unaudited)

Portfolio Manager Biographies (concluded)

television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992. Mr. Veru graduated from Franklin & Marshall College.

Scott T. Brayman, CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Brayman is a Managing Partner and Chief Investment Officer at Champlain and has more than 26 years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

Robert J. Anslow, is a portfolio manager for the Small-Cap Equity Fund. Mr. Anslow is the Managing Partner and Chief Investment Officer responsible for all portfolio management and research activities at GlobeFlex and has more than 30 years of investment management experience. Prior to co-founding GlobeFlex in 1994, Mr. Anslow was a Director of the Systematic and Global Portfolio Management/Research Group at Nicholas-Applegate Capital Management (“Nicholas-Applegate”) from 1986 to 1994, where he built the first systematic process for international investing. Prior to Nicholas-Applegate, Mr. Anslow was responsible for systematic portfolio management and research processes at two major investment institutions: the California Public Employee’s Retirement System (CalPERS) and BayBanks Investment Management of Boston.

Michael W. Cook, CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Cook is the Chief Executive Officer and Chief Investment Officer at SouthernSun responsible for all portfolio management activities for the firm and has more than 25 years of investment management experience. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Front Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1985 to 1986.

Frank Latuda, Jr., CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Latuda is a Vice President, Director and Chief Investment Officer at Kennedy as well as portfolio manager of Kennedy’s Small Cap Value I, Mid Cap Value, All Cap Value and SMID Cap Value separately-managed portfolios. As Chief Investment Officer, Mr. Latuda also serves as Chairman of Kennedy’s Investment Policy Committee. Mr. Latuda joined Kennedy as an equity analyst in 1997 and served as Director of Research from 1998 until 2000. He has been portfolio manager since October 2000, when he took over the Small Cap Value I portfolio. Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company. Mr. Latuda earned a B.S. in Electrical Engineering from the University of Notre Dame, as well as an M.S. in Electrical Engineering and an M.B.A. from the University of Illinois.

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Trustees

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson

Donna M. Rapaccioli*

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Public Investments

Michael J. Cosgrove, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Senior Vice President – Strategy and Business Development Leader

Ralph R. Layman, Executive Vice President and Chief Investment Officer Emeritus

Maureen B. Mitchell, President of Global Sales and Marketing

Steven M. Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Donald W. Torey, President and Chief Investment Officer – Alternative Investments

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer

*	Ms. Rapaccioli was elected as a Trustee of the Funds effective January 1, 2012.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

(unaudited)

M O R N I N G S T A R  R A T I N G S TM  Through March 31, 2012

FUND (CATEGORY)	NUMBER OF FUNDS IN CATEGORY	STAR RATING
GE Institutional U.S. Large-Cap Core Equity Fund, Investment Class (Large Blend)
Overall Rating	1,778	¶	¶	¶	¶
3-year	1,579	¶	¶	¶
5-year	1,393	¶	¶	¶	¶
10-year	849	¶	¶	¶	¶
GE Institutional U.S. Large-Cap Core Equity Fund, Service Class (Large Blend)
Overall Rating	1,778	¶	¶	¶
5-year	1,393	¶	¶	¶	¶
GE Institutional Small-Cap Equity Fund, Investment Class (Small Blend)
Overall Rating	653	¶	¶	¶	¶
3-year	586	¶	¶	¶	¶
5-year	494	¶	¶	¶	¶
10-year	305	¶	¶	¶
GE Institutional Small-Cap Equity Fund, Service Class (Small Blend)
Overall Rating	653	¶	¶	¶	¶
3-year	586	¶	¶	¶	¶
5-year	494	¶	¶	¶	¶

Past performance is no guarantee of future results. ©2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morning Rating metrics. Ratings for other GE Institutional Funds or other classes of shares may be different. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The overall Morning RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics.

Before investing in a GE Institutional Fund, you should carefully consider the investment objectives, risks and charges and expenses of the Fund. For a free copy of a Fund’s prospectus and summary prospectus, which contain this and other information, please visit our website at www.geam.com or call 1-800-242-0134. Please read the Fund prospectus carefully before you invest.

GE Investment Distributors, Inc., Member FINRA/SIPC, is a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the GE Institutional Funds.

This does not constitute a part of the Funds’ Shareholder Report

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

www.geam.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC - information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

This does not constitute a part of the Funds’ Shareholder Report	GEIN-2 (3/12)

ITEM 2.	CODE OF ETHICS.

Applicable only to an annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Applicable only to an annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Applicable only to an annual filing.

ITEM 5. Audit Committee of Listed Registrants

Applicable only to an annual filing.

ITEM 6. Schedule of Investments.

Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Arthur A. Jensen as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INSTITUTIONAL FUNDS

By:	/S/MICHAEL J. COSGROVE
Michael J. Cosgrove
Chairman, GE INSTITUTIONAL FUNDS

Date: May 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/MICHAEL J. COSGROVE
Michael J. Cosgrove
Chairman, GE INSTITUTIONAL FUNDS

Date: May 31, 2012

By:	/S/ARTHUR A. JENSEN
Arthur A. Jensen
TREASURER, GE INSTITUTIONAL FUNDS

Date: May 31, 2012

EXHIBIT INDEX

(b)(1)    Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2)    Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.